UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21906
Claymore Exchange-Traded Fund Trust
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: August 31
Date of reporting period: September 1, 2017 – February 28, 2018

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Contents

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Performance Report and Fund Profile	19

About Shareholders’ Fund Expenses	31

Schedule of Investments	33

Statements of Assets and Liabilities	66

Statements of Operations	69

Statements of Changes in Net Assets	72

Financial Highlights	78

Notes to Financial Statements	88

Other Information	96

Information on Board of Trustees and Officers	97

Approval of Advisory Agreements –Claymore Exchange-Traded Fund Trust	101

Trust Information	104

Guggenheim Investments Privacy Policies	105

About the Trust Adviser	Back Cover

(Unaudited)	February 28, 2018

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser” or “GFIA”) is pleased to present the semi-annual shareholder report for several of our exchange-traded funds (“ETFs” or “Funds”). This report covers performance of the Funds for the semi-annual fiscal period ended February 28, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC is the distributor of the Funds.

Invesco Ltd. (NYSE:IVZ) announced on April 9, 2018, that it had completed its previously announced acquisition of Guggenheim Investments’ exchange-traded funds (ETF) business. Effective as of the close of business on April 6, 2018, substantially all of the Guggenheim ETFs have been reorganized into corresponding newly created exchange-traded funds of Invesco’s PowerShares family of ETFs in a tax-free transaction. A small number of Guggenheim ETFs are still awaiting shareholder approval to reorganize into PowerShares ETFs, and will be reorganized when that approval is received.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Guggenheim Funds Investment Advisors, LLC

Claymore Exchange-Traded Fund Trust
April 25, 2018

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	February 28, 2018

The performance of the global economy exceeded expectations in 2017, with growth accelerating and the economic expansion becoming more synchronized across countries. The final estimate of U.S. real gross domestic product growth came in at 2.9% for the fourth quarter of 2017. This bodes well for 2018, supported by strong global momentum, supportive financial conditions, and an extra boost from tax cuts and increased government spending by more than half a percentage point. Corporate profit growth should also get a jolt from the tax bill, though some highly leveraged companies will be hurt by the new limits on interest expense deductibility.

The February jobs report was very strong across the board, providing an ideal set of numbers for the market as job gains remained robust even as wage growth remained contained and the unemployment rate held steady at 4.1% in February, the fourth consecutive month without change. This stability amid solid job gains reflects the fact that more people are reentering the labor force, suggesting there is additional room for the economy to expand before it starts to overheat. However, data suggest that prime age worker participation has returned to pre-crisis peaks, so these job gains should not be expected to continue for too much longer without creating wage pressure.

Core inflation remains below the U.S. Federal Reserve’s (the “Fed”) 2% goal on a year-over-year basis, but is trending at a faster pace. Core consumer price index (“CPI”) inflation in February came in at a year-over-rate of 1.8%, although on a 6-month annualized basis it totaled 2.5%.

The employment report and CPI releases do not change Guggenheim’s view of four Fed hikes anticipated in 2018, and a number of Federal Open Market Committee members have indicated that they have upgraded their outlook for this year. Fed Governor Lael Brainard summed up the emerging Fed view best. She said the Fed will have to become more restrictive because “[m]any of the forces that acted as headwinds to U.S. growth and weighed on policy in previous years,” such as fiscal tightening and slow global growth, “are generating tailwinds currently.”

The market is starting to digest the possible ramifications of recently announced steel and aluminum tariffs which will go into effect at the end of March. Canada and Mexico will be officially exempt, while other countries are able to apply for exemptions on the basis of national security relationships. The real risk comes from other countries retaliating and if the administration pushes ahead with further protectionist moves.

Over the six months ended February 2018, the bear flattening (the condition in which short-term rates rise faster than long-term rates) of the U.S. Treasury curve continued with Treasury yields higher across the curve. Yields increased the most in the belly of the curve, with 3-year Treasurys 98 basis points higher to end the period at 2.42%. The 2-year/10-year curve, which started the period at 79 basis points, finished February at 62 basis points.

For the six-month period ended February 28, 2018, the Standard & Poor’s (“S&P”) 500 Index returned 10.84%. The MSCI Europe-Australasia-Far East (“EAFE”) Index returned 7.12%. The return of the MSCI Emerging Markets Index was 10.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index posted a -2.18% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index returned 1.11%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.58% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

(Unaudited)	February 28, 2018

Index Definitions
 All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Dow Jones U.S. Select Dividend Index is a selection of stocks that is based almost entirely on dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million.

The Dow Jones Industrial Average® Yield Weighted Index is calculated using a yield-weighted methodology that weights all components of the Dow Jones Industrial Average by their 12-month dividend yield over the prior 12 months. Index constituents must be a part of the Dow Jones Industrial Average. Only securities with a track record of consistent dividend payments in the previous 12 months will be eligible for inclusion in the Index. The Index is rebalanced semi-annually. The Dow Jones Industrial Average is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements.

The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage, and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property.

The MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an ongoing basis.

Industry Sectors
Comments about industry sectors in these Fund commentaries are based on Bloomberg Barclays industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	February 28, 2018

EEB Guggenheim BRIC ETF

Fund Overview
The Guggenheim BRIC ETF, NYSE Arca ticker: EEB (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the BNY Mellon BRIC Select DR Index (the “Index”).

The Index is a rules-based Index (i.e., an Index constructed using specified criteria) comprised of American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and China H-shares of Chinese equities where appropriate, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India, and China currently trading on the U.S. exchanges and non-U.S. exchanges. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund is still awaiting shareholder approval, and the reorganization will close as soon as practicable thereafter. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 11.50%, which included an increase in market price over the period to $39.50 on February 28, 2018, from $36.03 on August 31, 2017. On an NAV basis, the Fund generated a total return of 12.10%, which included an increase in NAV over the period to $39.68 on February 28, 2018, from $36.00 on August 31, 2017. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 12.51%, and the MSCI Emerging Markets Index returned 10.58%.

The Fund made an annual income distribution of $0.6352 per share on December 29, 2017, to shareholders of record on December 27, 2017.

Performance Attribution
For the six-month period ended February 28, 2018, the energy sector contributed the most to the Fund’s return, followed by the information technology sector. The consumer staples detracted the most from return, followed by the telecommunications services sector.

Positions that contributed the most to the Fund’s return included Sberbank of Russia PJSC ADR, which provides commercial banking and financial services; Alibaba Group Holding Ltd. ADR, which operates as a holding company that provides Internet infrastructure, e-commerce, online financial, and Internet content services through its subsidiaries; and preferred shares of Itau Unibanco Holding S.A. ADR, which provides financial products and services to individual and corporate clients in Brazil and abroad (3.6%, 9.2%, and 3.3%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from return included Magnit PJSC GDR, a holding company that engages in the operation of retail stores; China Mobile Ltd., a Chinese state-owned telecommunication company that provides mobile voice and multimedia services through its nationwide mobile telecommunications network; and Ctrip.com International Ltd. ADR, a provider of travel-related services (0.6%, 3.3%, and 1.5%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

DEF Guggenheim Defensive Equity ETF

Fund Overview
The Guggenheim Defensive Equity ETF, NYSE Arca ticker: DEF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called Guggenheim Defensive Equity Index (the “Index”). Guggenheim Index ServicesSM is the Index Provider (“Index Provider”).

The Index is designed to provide exposure to equity securities of large capitalization U.S. issuers that the Index Provider has selected for inclusion in the Index based on a rules-based screening criteria. The companies eligible for the Index are derived from its starting universe, the S&P 500®, which is a leading benchmark index for U.S. large capitalization stocks. Instead of the traditional approach to defensive equity portfolios that focuses solely on low beta stocks (beta represents the systematic risk of a security relative to its benchmark), the Index Provider seeks to select companies that have potentially superior risk-return profiles during periods of stock market weakness while still offering the potential for gains during periods of market strength.

The Index Provider selects securities for inclusion in the Index based on: (i) Risk Characteristics–the starting universe is screened to eliminate stocks with less favorable risk profiles by measuring certain risk characteristics, such as a stock’s beta (a measure of a given security’s volatility in relation to the volatility of a specific market) and down market volatility (a measurement that represents a security’s volatility during adverse market conditions), and (ii) its Rules-Based Methodology–the rules-based methodology calculates the likelihood that a company will achieve the performance required to support the company’s stock price by calculating what a company’s stock price implies in terms of current revenue growth expectations and comparing those expectations to the management’s past ability to deliver that revenue growth. From the eligible universe, 100 stocks with the highest probability of delivering the required revenue growth to support its current stock price are selected and given an equal weighting in the Index, while minimizing any differences in industry exposure relative to the S&P 500®. The Index is rebalanced on a quarterly basis and changes are implemented after the close of trading on the third Friday of March, June, September and December.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund was approved by shareholders of the Fund, and the reorganization closed on April 6, 2018. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 9.95%, which included an increase in market price over the period to $46.79 on February 28, 2018, from $43.25 on August 31, 2017. On an NAV basis, the Fund generated a total return of 9.88%, which included an increase in NAV over the period to $46.76 on February 28, 2018, from $43.25 on August 31, 2017. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

The return of the Guggenheim Defensive Equity Index was 10.21% for the six-month period ended February 28, 2018, and the S&P 500 Index returned 10.84% for the same period.

The Fund made an annual income distribution of $0.7583 per share on December 29, 2017, to shareholders of record on December 27, 2017.

Performance Attribution
For the six-month period ended February 28, 2018, the information technology sector contributed the most to the Fund’s return, followed by the industrials sector. The real estate sector detracted the most from return, followed by the utilities sector.

Positions that contributed the most to the Fund’s return included AbbVie, Inc., a biopharmaceutical company; Intel Corp., which designs, manufactures, and sells computer products and technologies; and Cisco Systems, Inc., which designs, manufactures and sells networking products and services (1.2%, 1.1%, and 1.2%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Vornado Realty Trust REIT, which owns office, retail, merchandise mart properties and other real estate and related investments; Kraft Heinz Co., which makes processed food and beverages; and Molson Coors Brewing Company – Class B, which produces and sells beer (0.9%, 0.8%, and 0.9%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

DJD Guggenheim Dow Jones Industrial Average® Dividend ETF

Fund Overview
The Guggenheim Dow Jones Industrial Average® Dividend ETF, NYSE Arca ticker: DJD (the “Fund”) seeks investment results that correspond generally to the performance, before the fund’s fees and expenses, of the Dow Jones Industrial Average® Yield Weighted index (the “Index”).

The Index is designed to provide increased exposure to higher yielding companies included in the Dow Jones Industrial Average® (“DJIA”), which is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing, and liquidity requirements. The Index is calculated using a yield-weighted methodology that weights all securities of the DJIA® by their 12-month dividend yield. Only companies with a track record of consistent dividend payments in the previous 12-months are eligible for inclusion. The Fund will invest at least 80% of its total assets in common stocks that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund was approved by shareholders of the Fund, and the reorganization closed on April 6, 2018. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
 All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 10.46%, which included an increase in market price over the period to $33.91 on February 28, 2018, from $31.10 on August 31, 2017. On an NAV basis, the Fund generated a total return of 10.37%, which included an increase in NAV over the period to $33.85 on February 28, 2018, from $31.07 on August 31, 2017. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 10.57%, and the DJIA returned 15.27% for the fiscal period.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. The Fund paid a distribution of $0.1816 per share on September 29, 2017, and $0.2511 (which included a short-term capital gain and a long-term capital gain) on December 29, 2017.

Performance Attribution
For the six-month period ended February 28, 2018, the information technology sector contributed the most to the Fund’s return, followed by the financials sector. The materials sector was the only detractor from return. The consumer staples sector contributed the least.

Positions that contributed the most to the Fund’s return included Cisco Systems, Inc., which designs, manufactures and sells networking products and services; Boeing Co., which designs, manufactures, and sells airplanes, rockets, and satellites worldwide; and Intel Corp., which designs, manufactures, and sells computer products and technologies (5.9%, 4.1%, and 5.0%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included General Electric Co., an American multinational conglomerate corporation; Merck & Company, Inc., a global health care company; and Procter & Gamble Co., which manufactures and markets consumer products in countries throughout the world (2.7%, 2.9%, and 2.9%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

NFO Guggenheim Insider Sentiment ETF

Fund Overview
The Guggenheim Insider Sentiment ETF, NYSE Arca ticker: NFO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the NASDAQ US Insider Sentiment Index (the “Index”).

The Index is designed to provide exposure to U.S. companies within the NASDAQ US Large Mid Cap Index (consisting of approximately 900 stocks) which exhibit high degrees of corporate insider buying. The universe of securities is screened by a series of three factors—increase in average shares held by corporate insiders, momentum, and volatility.

The 100 highest-ranking securities, subject to industry weight constraints, are selected for inclusion in the Index. The top ranked securities are then selected and an equal weighting methodology is applied. Rebalancing and selection take place semi-annually in April and October, using market data through the end of March and September, respectively. The Index can have no more than 20% weight in any one sector. Securities from sectors with greater than a 20% weight will be replaced by the highest ranking securities from the other sectors below the 20% maximum.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund was approved by shareholders of the Fund, and the reorganization closed on April 6, 2018. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 10.85%, which included an increase in market price over the period to $62.82 on February 28, 2018, from $57.51 on August 31, 2017. On an NAV basis, the Fund generated a total return of 10.16%, which included an increase in NAV over the period to $62.60 on February 28, 2018, from $57.67 on August 31, 2017. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

The return of the NASDAQ US Insider Sentiment Index was 10.51% for the six-month period ended February 28, 2018, and the S&P 500 Index returned 10.84% for the same period.

The Fund made an annual income distribution of $0.9154 per share on December 29, 2017, to shareholders of record on December 27, 2017.

Performance Attribution
For the six-month period ended February 28, 2018, the health care sector contributed the most to the Fund’s return, followed by the industrials sector. The utilities sector detracted the most from return, followed by the real estate sector.

Positions that contributed the most to the Fund’s return included Nektar Therapeutics, an American biopharmaceutical company; XPO Logistics, Inc., a U.S. provider of transportation and logistics services; and Micron Technology, Inc., a semiconductor manufacturer (3.4%, 1.4%, and 1.1%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included PG&E Corp., an energy-based holding company headquartered in San Francisco; General Electric Co., an American multinational conglomerate corporation; and PPL Corp., an energy company headquartered in Allentown, Pennsylvania that delivers electricity to 10.5 million customers in Pennsylvania, Kentucky, and Great Britain (0.7%, 0.6%, and 0.7%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

CZA Guggenheim Mid-Cap Core ETF

Fund Overview
The Guggenheim Mid-Cap Core ETF, NYSE Arca ticker: CZA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks Mid-Cap Core Index (the “Index”).

The Index is comprised of 100 securities selected, based on investment and other criteria, from a universe of mid-capitalization securities, including master limited partnerships (“MLPs”), American depositary receipts (“ADRs”), and business development companies (“BDCs”). Currently, the mid-capitalization universe ranges from approximately $2 billion in market capitalization to $16 billion in market capitalization, as defined by Zacks Investment Research, Inc. (“Zacks”). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is concentrated.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund was approved by shareholders of the Fund, and the reorganization closed on April 6, 2018. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 6.47%, which included an increase in market price over the period to $64.95 on February 28, 2018, from $61.67 on August 31, 2017. On an NAV basis, the Fund generated a total return of 6.50%, which included an increase in NAV over the period to $64.89 on February 28, 2018, from $61.60 on August 31, 2017. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 6.89%, the Russell Midcap Index returned 8.44%, the S&P MidCap 400 Index returned 8.55%, and the S&P 500 Index returned 10.84% for the same period.

The Fund made an annual income distribution of $0.7203 per share on December 29, 2017, to shareholders of record on December 27, 2017.

Performance Attribution
For the six-month period ended February 28, 2018, the financials sector contributed the most to the Fund’s return, followed by the industrials sector. The utilities sector detracted the most from return, followed by the real estate sector.

Positions that contributed the most to the Fund’s return included Maxim Integrated Products, Inc., which makes and markets linear and mixed-signal integrated circuits (1.8% of the Fund’s long-term investments at period end); Nucor Corp., a steel manufacturer (not held in the portfolio at period end); and Total System Services, Inc., which provides electronic payment processing and related services to financial and non-financial institutions (1.7% of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Cenovus Energy, Inc., an integrated oil company; Coca-Cola European Partners plc, a bottling company in Europe; and Banco Santander Mexico ADR, which provides commercial banking services in Mexico (0.9%, 2.0%, and 0.5%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

CVY Guggenheim Multi-Asset Income ETF

Fund Overview
The Guggenheim Multi-Asset Income ETF, NYSE Arca ticker: CVY (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 125 to 150 securities selected, based on a multi-factor proprietary model, from a universe of domestic and international companies, including U.S.-listed common stocks and American depositary receipts (“ADRs”) paying dividends, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds, and traditional preferred stocks. The securities comprising the Index include stocks of small and medium-sized companies. The objective of the Index is to select a diversified group of securities with the potential to have a yield in excess of and outperform, on a risk-adjusted basis, the Dow Jones U.S. Select Dividend Index and other benchmark indices.

The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index).

The Fund uses a sampling approach in seeking to achieve its objective. Sampling means that the Investment Advisor uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes, and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund was approved by shareholders of the Fund, and the reorganization closed on April 6, 2018. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 5.31%, which included an increase in market price over the period to $21.76 on February 28, 2018, from $21.08 on August 31, 2017. On an NAV basis, the Fund generated a total return of 5.30%, which included an increase in NAV over the period to $21.79 on February 28, 2018, from $21.11 on August 31, 2017. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 5.65%, the S&P 500 Index returned 10.84%, and the Dow Jones U.S. Select Dividend Index returned 6.47% for the same period.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. The Fund paid a distribution of $0.2261 per share on September 29, 2017, and $0.2159 on December 29, 2017.

Performance Attribution
For the six-month period ended February 28, 2018, the consumer discretionary sector contributed the most to the Fund’s return, followed by the information technology sector. The real estate sector detracted the most from return, followed by the consumer staples sector.

Positions that contributed the most to the Fund’s return included Kohl’s Corp., which operates a chain of family-oriented department stores (1.5% of the Fund’s long-term investments at period end); W.W. Grainger, Inc., which distributes maintenance, repair, and operating supplies in North America (not held in the portfolio at period end); and Cisco Systems, Inc., which designs, manufactures and sells networking products and services (1.2% of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included PG&E Corp., an energy-based holding company headquartered in San Francisco (not held in the portfolio at period end); Iron Mountain, Inc., a storage and information-management real estate investment trust (0.8% of the Fund’s long-term investments at period end); and Newell Brands, Inc., which retails consumer products (0.9% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

RYJ Guggenheim Raymond James SB-1 Equity ETF

Fund Overview
The Guggenheim Raymond James SB-1 Equity ETF, NYSE Arca ticker: RYJ (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the “Index”).

The Index is comprised of all equity securities rated Strong Buy 1 (“SB-1”) by Raymond James & Associates, Inc., an affiliate of Raymond James Research Services, LLC (the “Index Provider”), on each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts (“ADRs”), real estate investment trusts (“REITs”), master limited partnerships (“MLPs”) and business development companies (“BDCs”). The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates, Inc. On February 28, 2018, the Index consisted of approximately 160 securities.

Under normal conditions, the Fund will invest at least 80% of its total assets in equity securities. The Fund will invest at least 80% of its total assets in securities that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund is still awaiting shareholder approval, and the reorganization will close as soon as practicable thereafter. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 9.15%, which included an increase in market price over the period to $42.92 on February 28, 2018, from $39.32 on August 31, 2017. On an NAV basis, the Fund generated a total return of 9.12%, which included an increase in NAV over the period to $42.93 on February 28, 2018, from $39.34 on August 31, 2017. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 9.43% and the S&P MidCap 400 Index returned 8.55% for the same period.

The Fund did not make a distribution for 2017.

Performance Attribution
 For the six-month period ended February 28, 2018, the energy sector contributed the most to the Fund’s return, followed by the financials sector. The real estate sector detracted the most from return, followed by the telecommunications services sector.

Positions that contributed the most to the Fund’s return included SAGE Therapeutics, Inc., which develops treatments for central nervous system disorders (0.6% of the Fund’s long-term investments at period end); Bioverativ, Inc., a biotechnology company that focuses on therapies for the treatment of hemophilia and other blood disorders (not held in the portfolio at period end); and Whiting Petroleum Corp., an oil and gas exploration company (0.8% of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Paratek Pharmaceuticals, Inc., a biopharmaceutical company; Applied Optoelectronics, Inc., a provider of fiber optic networking products; and Teligent, Inc., which manufactures and distributes pharmaceutical products (0.6%, 0.5%, and 0.6%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

CSD Guggenheim S&P Spin-Off ETF

Fund Overview
The Guggenheim S&P Spin-Off ETF, NYSE Arca ticker: CSD (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the S&P U.S. Spin-Off Index (the “Index”), which is designed to measure the performance of U.S. companies that have been spun off from larger corporations within the past four years.

The Index is comprised of equity securities of U.S. companies added to the S&P United States BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion.

S&P Dow Jones Indices LLC (“S&P” or the “Index Provider”) defines a spinoff company as any company resulting from one of the following events:

• Spin-off. The spin-off distribution of shares of a subsidiary company by its parent company to parent company shareholders.

• Carve-out. The sale by a parent company of a percentage of the equity of a subsidiary to public shareholders.

• Split-off. The distribution of shares of a subsidiary company by its parent company to parent company shareholders that elect to redeem their shares in the parent company in return for shares of the subsidiary company.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund was approved by shareholders of the Fund, and the reorganization closed on April 6, 2018. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 8.87%, which included an increase in market price over the period to $53.39 on February 28, 2018, from $49.34 on August 31, 2017. On an NAV basis, the Fund generated a total return of 8.95%, which included an increase in NAV over the period to $53.52 on February 28, 2018, from $49.42 on August 31, 2017. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

The Index returned 9.30% for the period. For comparison, the S&P 500 Index returned 10.84%, and the Russell Midcap Index returned 8.44% for the same period.

The Fund made an annual income distribution of $0.3149 per share on December 29, 2017, to shareholders of record on December 27, 2017.

Performance Attribution
For the six-month period ended February 28, 2018, the information technology sector contributed the most to the Fund’s return, followed by the industrials sector. The consumer discretionary sector detracted the most from return, followed by the real estate sector.

Positions that contributed the most to the Fund’s return included Hewlett Packard Enterprise Co., a provider of information technology services; PayPal Holdings, Inc., a digital and mobile payments company; and Bioverativ, Inc., a biotechnology company that focuses on therapies for the treatment of hemophilia and other blood disorders (8.7%, 7.6%, and 4.1%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most to the Fund’s return included Colony NorthStar, Inc. Class A, a real estate investment trust that invests in the health care, industrial, and hospitality sectors; Liberty Broadband Corp. Class C, which invests in communication companies; and Liberty Media Corporation Liberty Formula One – Class C, which focuses on digital media, communication, and entertainment businesses (1.5%, 4.9%, and 2.4%, respectively, of the Fund’s long-term investments at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 13

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF

Fund Overview
The Wilshire Micro-Cap ETF, NYSE ticker: WMCR (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Micro-Cap IndexSM (the “Index”).

The Index is a rules-based Index (i.e., an Index based on specified criteria) comprised of, on February 28, 2018, approximately 1,200 securities of microcapitalization companies, including real estate investment trusts (“REITs”) and business development companies (“BDCs”), as defined by Wilshire Associates Incorporated. The Index is designed to represent microsized companies and is a subset of the Wilshire 5000 Total Market IndexSM (the “Wilshire 5000”). The Index represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000.

Under normal conditions, the Fund will invest at least 80% of its total assets in micro-capitalization companies. In addition, the Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund uses a sampling approach in seeking to achieve its investment objective.

Sampling means that the Investment Advisor uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes, and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund was approved by shareholders of the Fund, and the reorganization closed on April 6, 2018. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 8.27%, which included an increase in market price over the period to $33.05 on February 28, 2018, from $31.09 on August 31, 2017. On an NAV basis, the Fund generated a total return of 8.63%, which included an increase in NAV over the period to $33.15 on February 28, 2018, from $31.13 on August 31, 2017. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 8.33%, the S&P 500 Index returned 10.84%, and the Russell 2000 Index returned 8.30% for the same period.

The Fund made an annual income distribution of $0.6822 per share on December 29, 2017, to shareholders of record on December 27, 2017.

Performance Attribution
For the six-month period ended February 28, 2018, the health care sector contributed the most to the Fund’s return, followed by the financials sector. The real estate sector detracted the most from return, followed by the telecommunications services sector.

Positions that contributed the most to the Fund’s return included Madrigal Pharmaceuticals, Inc., which develops novel and small-molecule drugs addressing cardiovascular and metabolic diseases; Zogenix, Inc., a specialty pharmaceutical company with proprietary product candidates in late-stage development for the treatment of central nervous system disorders and pain; and Assembly Biosciences, Inc., which is focused in the field of infectious diseases (0.8%, 1.2%, and 0.8%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Calithera Biosciences, Inc., a provider of pharmaceutical products; Enzo Biochem, Inc., which researches, develops, and manufactures health care products based on molecular biology and genetic engineering techniques; and Teligent, Inc., which manufactures and distributes pharmaceutical products (0.2%, 0.2%, and 0.1%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

WREI Wilshire US REIT ETF

Fund Overview
The Wilshire US REIT ETF, NYSE Arca ticker: WREI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Real Estate Investment Trust IndexSM (the “Index”).

The Index is a rules-based Index comprised of, on February 28, 2018, approximately 115 securities, which may include securities of companies of all categories of market capitalizations (subject to certain minimum market capitalization requirements), as defined by Wilshire Associates Incorporated (“Wilshire”). The Index is comprised primarily of real estate investment trusts (“REITs”) and is derived from the broader Wilshire 5000 Total Market IndexSM. The Index is weighted by float-adjusted market capitalization. The Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund is still awaiting shareholder approval, and the reorganization will close as soon as practicable thereafter. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
 All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of -8.72%, which included a decrease in market price over the period to $41.73 on February 28, 2018, from $46.53 on August 31, 2017. On an NAV basis, the Fund generated a total return of -9.78%, which included a decrease in NAV over the period to $41.91 on February 28, 2018, from $47.28 on August 31, 2017. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned -9.69%, and the FTSE NAREIT Equity REIT Index returned -8.50% for the same period.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. The Fund paid a distribution of $0.4027 per share on September 29, 2017, and $0.4273 (which included a long-term capital gain) on December 29, 2017.

Performance Attribution
 The Fund’s holdings are categorized in the real estate sector, which had a negative return for the six-month period ended February 28, 2018.

Positions that contributed the most to the Fund’s performance included Extra Space Storage, Inc., which owns, operates, acquires, and develops self-storage properties; Macerich Co., which focuses on the acquisition, leasing, management, and development of regional malls; and Ryman Hospitality Properties, Inc., which specializes in group-oriented and destination hotel assets in urban and resort markets (1.6%, 1.0%, and 0.5%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s performance included Welltower, Inc., which invests in senior housing and health care real estate properties; Ventas, Inc., which owns seniors housing communities, skilled nursing facilities, hospitals, and medical office buildings; and Equinix, Inc., which invests in interconnected data centers (3.0%, 2.6%, and 4.7%, respectively, of the Fund’s long-term investments at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 15

RISKS AND OTHER CONSIDERATIONS (Unaudited)	February 28, 2018

The views expressed in this report reflect those of the portfolio managers, Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to each individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.

Asset Class Risk—The securities in a Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

China Investment Risk (EEB only)—Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers); and both interim and permanent market regulations may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable.

Concentration Risk—If the Index concentrates in an industry or group of industries, a Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund’s performance will be particularly susceptible to adverse events impacting such industry.

Depositary Receipt Risk—The Funds may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in a Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of a Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Dividend-Paying Stock Risk (DJD only)—As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

Emerging Markets Risk (EEB only)—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by a Fund will adversely affect the value of your investment in a Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Foreign Securities and Currency Risk (EEB only)—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

Index Construction Risk (DEF, DJD and NFO only)—A stock included in the Index may not exhibit the factor trait or provide specific factor exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that factor trait.

Investment in BDCs Risk—Investments in BDCs may be subject to certain inherent risks. BDCs, generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies. The Investment Company Act of 1940, as amended, imposes certain restraints upon the operations of a BDC and these limitations may prohibit the way that the BDC raises capital.

Investment in Investment Companies Risk—Investing in other investment other investment companies, including exchange-traded funds (“ETFs”) and closed-end funds, subjects a Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, a Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce the Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

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RISKS AND OTHER CONSIDERATIONS (Unaudited) continued	February 28, 2018

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Large-Capitalization Securities Risk—A Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Market Price Risk—The Funds’ shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and are bought and sold in the secondary market at market prices. The market prices of shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the NAV and supply and demand for shares, among other factors. Although it is expected that the market price of shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying shares in the secondary market and receive less than NAV when selling shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by a Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Micro-, Small- and Mid-Capitalization Securities Risk—A Fund is subject to the risk that micro-, small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of micro-, small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Micro-, small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Master Limited Partnership Risk—Master Limited Partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Non-Diversification Risk—Certain Funds are considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, a Fund is more susceptible to risks associated with those issuers and a Fund may experience greater losses and volatility than a more diversified portfolio.

Passive Management Risk—Unlike many investment companies, a Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, a Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund. These may impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.

REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Funds and their shareholders will incur its pro rata share of the underlying expenses.

Repayment Risk (WREI only)—The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Risks Relating to Raymond James & Associates Equity Securities Ratings (RYJ only)—The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 17

RISKS AND OTHER CONSIDERATIONS (Unaudited) continued	February 28, 2018

Tracking Error Risk—The performance of a Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. A Fund’s return also may diverge from the return of the Index because a Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, a Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Funds and their shareholders. In addition, a Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent a Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), a Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund’s performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

Quantitative Investment Strategy Risk (DEF only)—The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary quantitative model. The Fund’s return depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the model’s quantitative analysis and the weight placed on these factors may not accurately predict a security’s value. As a result, the Fund may have a lower return than if the Fund tracked an index based on a fundamental investment strategy, or an index that did not incorporate quantitative analysis.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in each Fund’s Prospectus and Statement of Additional Information.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

18 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	February 28, 2018

EEB Guggenheim BRIC ETF

Fund Statistics
Share Price	$39.50
Net Asset Value	$39.68
Discount to NAV	-0.45%
Net Assets ($000)	$93,284

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non-annualized)	One Year	Three Year	Five Year	Ten Year
Guggenheim BRIC ETF
NAV	12.10%	29.13%	11.49%	4.86%	0.18%
Market	11.50%	28.43%	11.21%	4.80%	0.12%
The BNY Mellon BRIC
Select ADR Index/
The BNY Mellon
BRIC Select
DR Index[1]	12.51%	30.18%	12.31%	5.56%	0.78%
MSCI Emerging
Markets
Index	10.58%	30.51%	8.97%	5.02%	2.65%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.75%. In the Financial Highlights section of this Semi-Annual Report, the Fund’s annualized net operating expense ratio was 0.64% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.70%. There is a contractual fee waiver currently in place for this Fund through December 31, 2020 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Communications	29.8%
Energy	19.3%
Financial	17.7%
Basic Materials	9.6%
Consumer, Non-cyclical	7.2%
Technology	6.3%
Consumer, Cyclical	3.8%
Other	6.1%
Total Long-Term Investments	99.8%
Securities Lending Collateral	6.3%
Total Investments	106.1%
Other Assets & Liabilities, net	(6.1%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Alibaba Group Holding Ltd. ADR	9.1%
Baidu, Inc. ADR	4.2%
Sberbank of Russia PJSC ADR	3.6%
Itau Unibanco Holding S.A. ADR	3.3%
China Mobile Ltd.	3.3%
Vale S.A. ADR	3.2%
Reliance Industries Ltd. GDR	3.0%
HDFC Bank Ltd. ADR	2.7%
JD.com, Inc. ADR	2.6%
Infosys Ltd. ADR	2.5%
Top Ten Total	37.5%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]	Benchmark returns reflect the blended return of the BNY Mellon BRIC Select ADR Index from 02/28/08 – 10/30/13 and the return of the BNY Mellon BRIC Select DR Index, net of foreign withholding taxes, from 10/31/13 – 02/28/18.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

DEF Guggenheim Defensive Equity ETF

Fund Statistics
Share Price	$46.79
Net Asset Value	$46.76
Premium to NAV	0.06%
Net Assets ($000)	$182,357

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non-annualized)	One Year	Three Year	Five Year	Ten Year
Guggenheim Defensive Equity ETF
NAV	9.88%	15.27%	9.04%	11.07%	9.34%
Market	9.95%	15.45%	9.05%	11.09%	9.36%
Sabrient Defensive
Equity Index/
Guggenheim
Defensive Equity
Index[1]	10.21%	15.99%	9.70%	11.72%	10.03%
S&P 500
Index	10.84%	17.10%	11.14%	14.73%	9.73%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.63%. In the Financial Highlights section of this Semi-Annual Report, the Fund’s annualized net operating expense ratio was 0.60% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.60%. There is a contractual fee waiver currently in place for this Fund through December 31, 2020 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	26.8%
Industrial	20.9%
Financial	17.9%
Technology	11.7%
Communications	7.6%
Consumer, Cyclical	6.5%
Utilities	4.4%
Other	3.8%
Total Investments	99.6%
Other Assets & Liabilities, net	0.4%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
AbbVie, Inc.	1.2%
Cisco Systems, Inc.	1.2%
Mastercard, Inc. — Class A	1.2%
Raytheon Co.	1.2%
Northrop Grumman Corp.	1.2%
Motorola Solutions, Inc.	1.2%
Cognizant Technology Solutions Corp. — Class A	1.1%
Zoetis, Inc.	1.1%
S&P Global, Inc.	1.1%
Intel Corp.	1.1%
Top Ten Total	11.6%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Sabrient Defensive Equity Index from 02/28/08 – 10/23/16 and the return of the Guggenheim Defensive Equity Index from 10/24/16 – 02/28/18.

20 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

DJD Guggenheim Dow Jones Industrial Average Dividend ETF

Fund Statistics
Share Price	$33.91
Net Asset Value	$33.85
Premium to NAV	0.18%
Net Assets ($000)	$20,311

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non-annualized)	One Year	Since Inception (12/16/15)
Guggenheim Dow Jones Industrial Average Dividend ETF
NAV	10.37%	15.68%	17.01%
Market	10.46%	15.93%	17.10%
Dow Jones Industrial Average®
Yield Weighted Index	10.57%	16.09%	17.41%
Dow Jones Industrial Average Index	15.27%	23.10%	20.50%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.35 per share for share price returns or initial net asset value (NAV) of $25.35 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Dow Jones Industrial Average is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.30% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	18.6%
Industrial	17.0%
Technology	15.2%
Communications	13.4%
Financial	11.5%
Consumer, Cyclical	11.1%
Energy	9.1%
Basic Materials	3.4%
Total Investments	99.3%
Other Assets & Liabilities, net	0.7%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Cisco Systems, Inc.	5.8%
Verizon Communications, Inc.	5.7%
International Business Machines Corp.	5.2%
Intel Corp.	5.0%
Chevron Corp.	4.6%
Pfizer, Inc.	4.6%
Exxon Mobil Corp.	4.4%
Boeing Co.	4.1%
Caterpillar, Inc.	4.0%
JPMorgan Chase & Co.	3.7%
Top Ten Total	47.1%

“Ten Largest Holdings” excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

DJD Guggenheim Dow Jones Industrial Average Dividend ETF continued

22 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

NFO Guggenheim Insider Sentiment ETF

Fund Statistics
Share Price	$62.82
Net Asset Value	$62.60
Premium to NAV	0.35%
Net Assets ($000)	$72,036

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non-annualized)	One Year	Three Year	Five Year	Ten Year
Guggenheim Insider Sentiment ETF
NAV	10.16%	20.41%	9.60%	12.27%	10.64%
Market	10.85%	20.67%	9.70%	12.37%	10.71%
Sabrient Insider
Sentiment Index/
NASDAQ US
Insider Sentiment
Index[1]	10.51%	21.21%	10.18%	12.91%	11.31%
S&P 500
Index	10.84%	17.10%	11.14%	14.73%	9.73%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. In the Financial Highlights section of this Semi-Annual Report, the Fund’s annualized net operating expense ratio was 0.60% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.71%. There is a contractual fee waiver currently in place for this Fund through December 31, 2020 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	28.1%
Industrial	18.8%
Financial	18.1%
Technology	9.4%
Utilities	8.4%
Consumer, Cyclical	6.2%
Communications	5.3%
Other	5.4%
Total Long-Term Investments	99.7%
Securities Lending Collateral	1.0%
Total Investments	100.7%
Other Assets & Liabilities, net	(0.7%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Nektar Therapeutics	3.4%
XPO Logistics, Inc.	1.4%
Copart, Inc.	1.2%
Estee Lauder Companies, Inc. — Class A	1.2%
Zoetis, Inc.	1.2%
Bio-Rad Laboratories, Inc. — Class A	1.2%
ICU Medical, Inc.	1.2%
AbbVie, Inc.	1.2%
Brown-Forman Corp. — Class A	1.2%
Avery Dennison Corp.	1.1%
Top Ten Total	14.3%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Sabrient Insider Sentiment Index from 02/28/08 – 10/23/16 and the return of the NASDAQ US Insider Sentiment Index from 10/24/16 – 02/28/18.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

CZA Guggenheim Mid-Cap Core ETF

Fund Statistics
Share Price	$64.95
Net Asset Value	$64.89
Premium to NAV	0.09%
Net Assets ($000)	$249,828

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non-annualized)	One Year	Three Year	Five Year	Ten Year
Guggenheim Mid-Cap Core ETF
NAV	6.50%	12.82%	9.94%	13.18%	11.72%
Market	6.47%	12.86%	9.93%	13.23%	11.31%
Russell Midcap
Index	8.44%	11.95%	8.01%	13.01%	10.05%
S&P 500
Index	10.84%	17.10%	11.14%	14.73%	9.73%
S&P MidCap
400 Index	8.55%	9.53%	9.10%	12.81%	10.69%
Zacks Mid-Cap
Core Index	6.89%	13.87%	10.82%	14.18%	27.48%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The S&P MidCap 400® provides investors with a benchmark for midsized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. In the Financial Highlights section of this Semi-Annual Report, the Fund’s annualized net operating expense ratio was 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.72%. There is a contractual fee waiver currently in place for this Fund through December 31, 2020 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	33.7%
Industrial	23.0%
Consumer, Non-cyclical	10.4%
Utilities	10.1%
Consumer, Cyclical	9.7%
Technology	5.9%
Energy	4.0%
Basic Materials	2.7%
Total Long-Term Investments	99.5%
Securities Lending Collateral	1.9%
Total Investments	101.4%
Other Assets & Liabilities, net	(1.4%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Aptiv plc	2.6%
Northern Trust Corp.	2.5%
Republic Services, Inc. — Class A	2.4%
Agilent Technologies, Inc.	2.4%
KeyCorp	2.3%
Ingersoll-Rand plc	2.3%
Hartford Financial Services Group, Inc.	2.0%
Coca-Cola European Partners plc	2.0%
Principal Financial Group, Inc.	1.9%
Mohawk Industries, Inc.	1.9%
Top Ten Total	22.3%

“Ten Largest Holdings” excludes any temporary cash investments.

24 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

CVY Guggenheim Multi-Asset Income ETF

Fund Statistics
Share Price	$21.76
Net Asset Value	$21.79
Discount to NAV	-0.14%
Net Assets ($000)	$300,661

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non-annualized)	One Year	Three Year	Five Year	Ten Year
Guggenheim Multi-Asset Income ETF
NAV	5.30%	8.83%	3.22%	3.79%	5.42%
Market	5.31%	8.84%	3.18%	3.77%	5.38%
Zacks Multi-Asset
Income Index	5.65%	9.53%	3.80%	4.45%	6.21%
S&P 500 Index	10.84%	17.10%	11.14%	14.73%	9.73%
Dow Jones
U.S. Select
Dividend Index	6.47%	8.17%	10.59%	13.60%	9.56%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.86%. In the Financial Highlights section of this Semi-Annual Report, the Fund’s annualized net operating expense ratio was 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.72%. There is a contractual fee waiver currently in place for this Fund through December 31, 2020 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	32.0%
Consumer, Cyclical	16.9%
Consumer, Non-cyclical	12.0%
Energy	10.7%
Closed-End Funds	9.7%
Communications	6.8%
Technology	3.7%
Other	7.7%
Total Long-Term Investments	99.5%
Securities Lending Collateral	3.9%
Total Investments	103.4%
Other Assets & Liabilities, net	(3.4%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Kohl’s Corp.	1.4%
Target Corp.	1.3%
Cardinal Health, Inc.	1.2%
Cisco Systems, Inc.	1.2%
BB&T Corp.	1.2%
Crestwood Equity Partners, LP	1.1%
Darden Restaurants, Inc.	1.1%
Omnicom Group, Inc.	1.1%
Valero Energy Corp.	1.1%
Gilead Sciences, Inc.	1.1%
Top Ten Total	11.8%

“Ten Largest Holdings” excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

CVY Guggenheim Multi-Asset Income ETF continued

26 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

RYJ Guggenheim Raymond James SB-1 Equity ETF

Fund Statistics
Share Price	$42.92
Net Asset Value	$42.93
Discount to NAV	-0.02%
Net Assets ($000)	$185,579

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non-annualized)	One Year	Three Year	Five Year	Ten Year
Guggenheim Raymond James SB-1 Equity ETF
NAV	9.12%	7.81%	6.82%	11.93%	9.79%
Market	9.15%	7.87%	6.77%	11.92%	10.92%
Raymond James
SB-1 Equity Index	9.43%	8.48%	7.52%	12.67%	10.67%
S&P MidCap
400 Index	8.55%	9.53%	9.10%	12.81%	10.69%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.75% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Energy	22.0%
Financial	21.4%
Consumer, Cyclical	15.4%
Consumer, Non-cyclical	14.8%
Industrial	10.3%
Communications	9.6%
Technology	5.3%
Other	1.1%
Total Long-Term Investments	99.9%
Securities Lending Collateral	3.5%
Total Investments	103.4%
Other Assets & Liabilities, net	(3.4%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Whiting Petroleum Corp.	0.8%
TG Therapeutics, Inc.	0.7%
ANI Pharmaceuticals, Inc.	0.7%
RSP Permian, Inc.	0.7%
Parsley Energy, Inc. — Class A	0.7%
Aaron’s, Inc.	0.7%
Flexion Therapeutics, Inc.	0.7%
United Insurance Holdings Corp.	0.7%
Acadia Healthcare Company, Inc.	0.7%
HMS Holdings Corp.	0.7%
Top Ten Total	7.1%

“Ten Largest Holdings” excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

CSD Guggenheim S&P Spin-Off ETF

Fund Statistics
Share Price	$53.39
Net Asset Value	$53.52
Discount to NAV	-0.24%
Net Assets ($000)	$208,725

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non- annualized)	One Year	Three Year	Five Year	Ten Year
Guggenheim S&P Spin-Off ETF
NAV	8.95%	18.02%	6.24%	12.14%	10.23%
Market	8.87%	17.69%	6.13%	12.05%	10.16%
Beacon Spin-Off
Index/S&P U.S.
Spin-Off Index[1]	9.30%	18.62%	6.65%	12.63%	10.90%
Russell Midcap
Index	8.44%	11.95%	8.01%	13.01%	10.05%
S&P 500 Index	10.84%	17.10%	11.14%	14.73%	9.73%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.64%. In the Financial Highlights section of this Semi-Annual Report, the Fund’s annualized net operating expense ratio was 0.64% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.64%. There is a contractual fee waiver currently in place for this Fund through December 31, 2020 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	18.0%
Industrial	16.6%
Communications	16.6%
Consumer, Non-cyclical	16.4%
Technology	15.7%
Basic Materials	9.7%
Consumer, Cyclical	6.4%
Energy	0.6%
Total Long-Term Investments	100.0%
Securities Lending Collateral	1.2%
Total Investments	101.2%
Other Assets & Liabilities, net	(1.2%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Hewlett Packard Enterprise Co.	8.7%
PayPal Holdings, Inc.	7.6%
Fortive Corp.	7.6%
Synchrony Financial	7.5%
Liberty Broadband Corp. — Class C	4.9%
Bioverativ, Inc.	4.1%
CDK Global, Inc.	3.3%
Chemours Co.	3.2%
Keysight Technologies, Inc.	3.1%
Lamb Weston Holdings, Inc.	2.9%
Top Ten Total	52.9%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Beacon Spin-Off Index from 02/29/08 – 05/19/16 and the return of the S&P U.S. Spin-Off Index from 05/20/16 – 02/28/18.

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF

Fund Statistics
Share Price	$33.05
Net Asset Value	$33.15
Discount to NAV	-0.30%
Net Assets ($000)	$26,548

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non-annualized)	One Year	Three Year	Five Year	Ten Year
Wilshire Micro-Cap ETF
NAV	8.63%	12.80%	8.44%	12.82%	6.58%
Market	8.27%	12.20%	8.23%	12.67%	6.52%
Sabrient Stealth
Index/Wilshire
Micro-Cap
IndexSM1	8.33%	13.17%	7.78%	12.33%	6.08%
Russell 2000 Index	8.30%	10.51%	8.55%	12.19%	9.75%
S&P 500 Index	10.84%	17.10%	11.14%	14.73%	9.73%
Wilshire Micro-Cap
IndexSM	8.33%	13.17%	7.79%	12.34%	9.14%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.50% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	32.2%
Financial	28.5%
Consumer, Cyclical	9.8%
Industrial	9.7%
Technology	6.5%
Energy	5.4%
Communications	5.0%
Other	2.7%
Total Long-Term Investments	99.8%
Securities Lending Collateral	16.3%
Total Investments	116.1%
Other Assets & Liabilities, net	(16.1%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Zogenix, Inc.	1.2%
Assembly Biosciences, Inc.	0.8%
AxoGen, Inc.	0.8%
Madrigal Pharmaceuticals, Inc.	0.8%
Stone Energy Corp.	0.6%
Cutera, Inc.	0.6%
GlycoMimetics, Inc.	0.5%
Freshpet, Inc.	0.5%
Sutherland Asset Management Corp.	0.5%
Collegium Pharmaceutical, Inc.	0.5%
Top Ten Total	6.8%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Sabrient Stealth Index from 02/29/08 – 08/19/10 and the return of the Wilshire US Micro-Cap Index form 08/20/10 – 02/28/18.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

WREI Wilshire US REIT ETF

Fund Statistics
Share Price	$41.73
Net Asset Value	$41.91
Discount to NAV	-0.43%
Net Assets ($000)	$12,572

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non-annualized)	One Year	Three Year	Five Year	Since Inception (03/09/10)
Wilshire US REIT ETF
NAV	(9.78%)	(10.27%)	(0.14%)	5.48%	9.93%
Market	(8.72%)	(11.37%)	(0.23%)	5.30%	9.86%
FTSE NAREIT
Equity REIT
Index	(8.50%)	(6.13%)	2.00%	6.51%	10.84%
Wilshire
US REIT Index	(9.69%)	(9.97%)	0.22%	5.86%	10.31%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.28 per share for share price returns or initial net asset value (NAV) of $25.28 per share for NAV returns. Returns for periods of less than one year are not annualized.

The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real estate.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.32% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
REITs-Apartments	16.3%
REITs-Diversified	14.7%
REITs-Office Property	13.8%
REITs-Regional Malls	11.2%
REITs-Health Care	10.8%
REITs-Warehouse/Industries	9.1%
REITs-Storage	7.6%
Other	15.8%
Total Long-Term Investments	99.3%
Securities Lending Collateral	0.9%
Total Investments	100.2%
Other Assets & Liabilities, net	(0.2%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Simon Property Group, Inc.	7.2%
Prologis, Inc.	4.9%
Equinix, Inc.	4.6%
Public Storage	4.6%
AvalonBay Communities, Inc.	3.3%
Digital Realty Trust, Inc.	3.1%
Equity Residential	3.1%
Welltower, Inc.	2.9%
Boston Properties, Inc.	2.8%
Ventas, Inc.	2.6%
Top Ten Total	39.1%

“Ten Largest Holdings” excludes any temporary cash investments.

30 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)	February 28, 2018

Shareholder Expense Example
As a shareholder of the Funds, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on August 31, 2017 and held for the six months ended February 28, 2018.

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes
The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Expense Ratio[1]	Fund Return	Beginning Account Value August 31, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim BRIC ETF	0.64%	12.10%	$1,000.00	$1,120.96	$3.37
Guggenheim Defensive Equity ETF	0.60%	9.88%	1,000.00	1,098.81	3.12
Guggenheim Dow Jones Industrial Average Dividend ETF	0.30%	10.37%	1,000.00	1,103.71	1.56
Guggenheim Insider Sentiment ETF	0.60%	10.16%	1,000.00	1,101.57	3.13
Guggenheim Mid-Cap Core ETF	0.65%	6.50%	1,000.00	1,065.04	3.33
Guggenheim Multi-Asset Income ETF	0.65%	5.30%	1,000.00	1,053.05	3.31
Guggenheim Raymond James SB-1 Equity ETF	0.75%	9.12%	1,000.00	1,091.24	3.89
Guggenheim S&P Spin-Off ETF	0.64%	8.95%	1,000.00	1,089.51	3.32
Wilshire Micro-Cap ETF	0.50%	8.63%	1,000.00	1,086.26	2.59
Wilshire US REIT ETF	0.32%	(9.78)%	1,000.00	902.20	1.51

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 31

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) continued	February 28, 2018

	Expense Ratio[1]	Fund Return	Beginning Account Value August 31, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim BRIC ETF	0.64%	5.00%	$1,000.00	$1,021.62	$3.21
Guggenheim Defensive Equity ETF	0.60%	5.00%	1,000.00	1,021.82	3.01
Guggenheim Dow Jones Industrial Average Dividend ETF	0.30%	5.00%	1,000.00	1,023.31	1.51
Guggenheim Insider Sentiment ETF	0.60%	5.00%	1,000.00	1,021.82	3.01
Guggenheim Mid-Cap Core ETF	0.65%	5.00%	1,000.00	1,021.57	3.26
Guggenheim Multi-Asset Income ETF	0.65%	5.00%	1,000.00	1,021.57	3.26
Guggenheim Raymond James SB-1 Equity ETF	0.75%	5.00%	1,000.00	1,021.08	3.76
Guggenheim S&P Spin-Off ETF	0.64%	5.00%	1,000.00	1,021.62	3.21
Wilshire Micro-Cap ETF	0.50%	5.00%	1,000.00	1,022.32	2.51
Wilshire US REIT ETF	0.32%	5.00%	1,000.00	1,023.21	1.61

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period August 31, 2017 to February 28, 2018.

32 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2018

EEB Guggenheim BRIC ETF

	Shares	Value
COMMON STOCKS† – 96.1%
Communications – 29.8%
Alibaba Group Holding Ltd. ADR*	45,837	$8,532,099
Baidu, Inc. ADR*	15,560	3,926,410
China Mobile Ltd.	324,205	3,040,989
JD.com, Inc. ADR*	51,931	2,448,547
Ctrip.com International Ltd. ADR*	29,830	1,371,583
Vipshop Holdings Ltd. ADR*	40,554	705,234
China Unicom Hong Kong Ltd.*	528,883	685,325
58.com, Inc. ADR*	8,391	632,430
Weibo Corp. ADR*,1	4,872	626,149
Telefonica Brasil S.A. ADR	38,152	597,842
Mobile TeleSystems PJSC ADR	49,678	594,149
China Telecom Corporation Ltd. — Class H	1,262,460	556,590
YY, Inc. ADR*	4,303	556,507
Autohome, Inc. ADR	5,877	459,640
Mail.Ru Group Ltd. GDR*	11,177	401,031
TIM Participacoes S.A. ADR[1]	17,201	366,037
GDS Holdings Ltd. ADR*	10,716	280,759
Baozun, Inc. ADR*,1	6,754	237,471
Fang Holdings Ltd. ADR*	44,310	224,209
MegaFon OAO GDR	20,426	217,128
Rostelecom PJSC ADR	29,978	214,942
21Vianet Group, Inc. ADR*	27,717	211,481
Sistema PJSC FC GDR	48,306	208,682
Xunlei Ltd ADR*,1	14,745	188,294
Bitauto Holdings Ltd. ADR*,1	6,563	186,323
Tuniu Corp ADR*,1	23,232	179,119
Veon Ltd*	49,603	143,353
Total Communications		27,792,323

Energy – 19.3%
Reliance Industries Ltd. GDR[1,2]	96,310	2,807,437
Gazprom PJSC ADR	442,264	2,213,089
LUKOIL PJSC ADR	32,348	2,170,551
CNOOC Ltd.	1,140,353	1,661,281
Petroleo Brasileiro S.A. ADR*	115,042	1,615,190
China Petroleum & Chemical Corp. — Class H	1,888,075	1,520,053
Tatneft PJSC ADR	20,605	1,304,709
PetroChina Company Ltd. — Class H	1,647,032	1,163,928
Novatek PJSC GDR	7,537	1,028,800
Ultrapar Participacoes S.A. ADR	36,743	854,642
Rosneft Oil Company PJSC GDR*	109,636	641,371
Surgutneftegas OJSC ADR	92,707	463,535
Gazprom Neft OAO ADR	9,767	248,570
JA Solar Holdings Company Ltd. ADR*	26,377	195,453
JinkoSolar Holding Company Ltd. ADR*	8,017	143,264
Total Energy		18,031,873

Financial – 14.4%
Sberbank of Russia PJSC ADR	165,325	3,380,896
HDFC Bank Ltd. ADR	26,315	2,557,292
China Life Insurance Company Ltd. — Class H	521,694	1,550,022
ICICI Bank Ltd. ADR	121,658	1,155,751
Axis Bank Ltd. GDR	28,419	1,135,339
State Bank of India GDR[1]	25,485	1,049,982
Banco Bradesco ADR*,1	66,439	758,069
VTB Bank PJSC GDR	248,949	532,751
Banco Santander Brasil S.A. ADR	41,952	473,219
TCS Group Holding plc GDR	10,817	250,954
LSR Group GDR	70,861	217,543
Yirendai Ltd. ADR*	5,296	200,559
Etalon Group plc GDR	59,866	177,503
Total Financial		13,439,880

Basic Materials – 9.6%
Vale S.A. ADR	219,828	3,018,238
MMC Norilsk Nickel PJSC ADR	55,147	1,099,080
Vedanta Ltd. ADR	37,373	754,187
Tata Steel Ltd. GDR[1]	60,841	623,620
Gerdau S.A. ADR	95,784	478,920
Fibria Celulose S.A. ADR	23,873	448,813
Severstal PJSC GDR	19,407	315,946
Braskem S.A. ADR[1]	10,462	297,958
Novolipetsk Steel PJSC GDR	10,938	287,123
Aluminum Corporation of China Ltd. — Class H*,1	441,361	267,908
Cia Siderurgica Nacional S.A. ADR*,1	85,256	261,736
Sinopec Shanghai Petrochemical Company Ltd. — Class H	412,457	247,728
Magnitogorsk Iron & Steel Works PJSC GDR	19,252	210,232
Mechel PJSC*	41,116	202,702
Daqo New Energy Corp. ADR*	4,030	198,034
PhosAgro PJSC GDR	12,730	196,042
Total Basic Materials		8,908,267

Consumer, Non-cyclical – 6.8%
Ambev S.A. ADR	297,715	2,009,576
TAL Education Group ADR	24,952	942,187
BeiGene Ltd.*	4,942	709,029
Magnit PJSC GDR	26,950	557,865
BRF S.A. ADR*,1	56,214	516,607
X5 Retail Group N.V. GDR*	10,484	375,327
Dr Reddy’s Laboratories Ltd. ADR[1]	8,863	300,722
QIWI plc ADR*	13,708	230,569
EHi Car-Services, Ltd.*	17,375	196,859
Bright Scholar Education Holdings Ltd. ADR*,1	10,856	196,493
Tarena International, Inc.*	14,348	176,050
Ros Agro plc GDR	16,697	165,634
Total Consumer, Non-cyclical		6,376,918

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

EEB Guggenheim BRIC ETF continued

	Shares	Value
COMMON STOCKS† – 96.1% (continued)
Technology – 6.3%
Infosys Ltd. ADR	131,802	$2,327,624
NetEase, Inc. ADR	5,187	1,521,607
Wipro Ltd. ADR[1]	100,959	556,284
Semiconductor Manufacturing International Corp.*,1	349,884	471,263
Momo, Inc. ADR*	8,148	269,291
WNS Holdings Ltd. ADR*	5,862	263,790
Cheetah Mobile Inc. ADR*,1	16,991	241,612
Changyou.com Ltd. ADR*	5,274	149,254
NQ Mobile, Inc. — Class A ADR*,1	46,921	103,695
Total Technology		5,904,420

Consumer, Cyclical – 3.8%
Mahindra & Mahindra Ltd. GDR	76,795	844,745
Tata Motors Ltd. ADR*	18,709	524,226
China Lodging Group Ltd.*	2,957	449,169
500.com Ltd. ADR*,1	20,100	360,393
Gol Linhas Aereas Inteligentes S.A. ADR*,1	27,644	323,158
China Southern Airlines Company Ltd. — Class H	237,981	319,323
China Eastern Airlines Corporation Ltd. — Class H	330,889	279,924
AzuL S.A. ADR*	7,669	236,052
Lenta Ltd. GDR*	34,595	226,597
Total Consumer, Cyclical		3,563,587

Industrial – 3.6%
Larsen & Toubro Ltd. GDR[1]	86,619	1,767,028
Embraer S.A. ADR	18,348	490,259
ZTO Express Cayman, Inc. ADR*,1	26,776	424,935
Globaltrans Investment plc GDR	20,382	223,794
Guangshen Railway Company Ltd. — Class H	332,321	219,557
TMK PJSC GDR	36,725	209,332
Total Industrial		3,334,905

Utilities – 2.5%
GAIL India Ltd. GDR	10,145	431,162
Cia de Saneamento Basico do Estado de Sao Paulo ADR	35,568	409,743
Huaneng Power International, Inc. — Class H	467,139	290,123
Cia Energetica de Minas Gerais ADR[1]	113,124	282,810
Centrais Eletricas Brasileiras S.A. ADR*,1	33,140	248,881
RusHydro PJSC ADR	166,944	225,374
Cia Paranaense de Energia ADR[1]	26,897	211,142
Reliance Infrastructure Ltd. GDR	9,429	198,009
Total Utilities		2,297,244
Total Common Stocks
(Cost $77,043,698)		89,649,417

PREFERRED STOCKS† – 3.7%
Financial – 3.3%
Itau Unibanco Holding S.A. ADR	200,136	3,116,118

Consumer, Non-cyclical – 0.4%
Cia Brasileira de Distribuicao ADR	17,023	359,185
Total Preferred Stocks
(Cost $3,092,535)		3,475,303

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,3 – 6.3%
Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.37%
due 03/01/18	$1,367,205	1,367,205
HSBC Securities (USA), Inc.
issued 02/28/18 at 1.37%
due 03/01/18	1,367,205	1,367,205
Daiwa Capital Markets America
issued 02/28/18 at 1.37%
due 03/01/18	1,367,205	1,367,205
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.35%
due 03/01/18	1,367,205	1,367,205
Deutsche Bank Securities, Inc.
issued 02/28/18 at 1.39%
due 03/01/18	405,074	405,074
Total Securities Lending Collateral
(Cost $5,873,894)		5,873,894
Total Investments – 106.1%
(Cost $86,010,127)		$98,998,614
Other Assets & Liabilities, net – (6.1)%		(5,714,363)
Total Net Assets – 100.0%		$93,284,251

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,807,437 (cost $2,381,766), or 3.0% of total net assets.
3	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
plc	Public Limited Company

See Sector Classification in Other Information section.

See notes to financial statements.
34 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

EEB Guggenheim BRIC ETF continued

Country Diversification
Country	% of Long-Term Investments
China	42.4%
Brazil	18.7%
India	18.6%
Russian Federation	20.2%
Netherlands	0.1%
Total Long-Term Investments	100.0%

Currency Denomination
Currency	% of Long-Term Investments
United States Dollar	86.2%
Hong Kong Dollar	13.2%
Chinese Yuan Renminbi	0.6%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$89,649,417	$—	$—	$89,649,417
Preferred Stocks	3,475,303	—	—	3,475,303
Securities Lending
Collateral	—	5,873,894	—	5,873,894
Total Assets	$93,124,720	$5,873,894	$—	$98,998,614

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

DEF Guggenheim Defensive Equity ETF

	Shares	Value
COMMON STOCKS† – 99.6%
Consumer, Non-cyclical – 26.8%
AbbVie, Inc.	19,240	$2,228,569
Zoetis, Inc.	25,594	2,069,531
S&P Global, Inc.	10,772	2,066,070
Abbott Laboratories	33,231	2,004,826
Moody’s Corp.	11,928	1,990,545
Avery Dennison Corp.	16,288	1,924,427
McCormick & Company, Inc.	17,635	1,883,065
UnitedHealth Group, Inc.	8,258	1,867,629
Pfizer, Inc.	51,080	1,854,715
Becton Dickinson and Co.	8,298	1,842,322
Mondelez International, Inc. — Class A	41,922	1,840,376
Sysco Corp.	30,518	1,820,399
Merck & Company, Inc.	33,422	1,812,141
Aetna, Inc.	10,153	1,797,690
Cooper Companies, Inc.	7,761	1,789,066
Medtronic plc	22,286	1,780,428
Philip Morris International, Inc.	16,882	1,748,131
Cigna Corp.	8,895	1,742,442
Ecolab, Inc.	13,270	1,731,071
Molson Coors Brewing Co. — Class B	22,406	1,708,458
Colgate-Palmolive Co.	24,462	1,687,144
Johnson & Johnson	12,877	1,672,464
Eli Lilly & Co.	21,289	1,639,679
Tyson Foods, Inc. — Class A	21,807	1,622,005
Clorox Co.	12,521	1,616,211
Hershey Co.	15,966	1,568,819
Kraft Heinz Co.	22,568	1,513,184
Total Consumer, Non-cyclical		48,821,407

Industrial – 20.9%
Raytheon Co.	9,807	2,133,120
Northrop Grumman Corp.	6,049	2,117,392
General Dynamics Corp.	9,073	2,018,289
PerkinElmer, Inc.	26,120	1,994,001
Xylem, Inc.	26,718	1,992,629
Harris Corp.	12,746	1,990,288
L3 Technologies, Inc.	9,331	1,936,649
Eaton Corporation plc	23,967	1,934,137
Waters Corp.*	9,306	1,904,380
AO Smith Corp.	29,584	1,898,997
Amphenol Corp. — Class A	20,693	1,891,133
Agilent Technologies, Inc.	27,568	1,890,889
Republic Services, Inc. — Class A	27,824	1,869,216
Allegion plc	22,207	1,867,831
Packaging Corporation of America	15,481	1,845,335
Mettler-Toledo International, Inc.*	2,948	1,816,616
Honeywell International, Inc.	11,872	1,793,978
3M Co.	7,609	1,791,996
Ball Corp.	44,519	1,778,534
Fortune Brands Home & Security, Inc.	26,805	1,625,991
Total Industrial		38,091,401

Financial – 17.9%
Mastercard, Inc. — Class A	12,321	2,165,539
Visa, Inc. — Class A	16,552	2,034,903
CME Group, Inc. — Class A	11,892	1,975,975
Bank of New York Mellon Corp.	33,625	1,917,634
Progressive Corp.	33,272	1,915,802
Intercontinental Exchange, Inc.	25,678	1,876,548
Nasdaq, Inc.	23,193	1,872,835
Crown Castle International Corp. REIT	16,637	1,831,068
Willis Towers Watson plc	11,562	1,825,640
U.S. Bancorp	33,272	1,808,666
American Express Co.	18,495	1,803,447
American Tower Corp. — Class A REIT	12,810	1,784,817
Alexandria Real Estate Equities, Inc. REIT	14,318	1,736,917
Chubb Ltd.	12,040	1,708,717
Cboe Global Markets, Inc.	14,717	1,648,451
Allstate Corp.	17,694	1,632,448
Vornado Realty Trust REIT	23,768	1,579,859
Equity Residential REIT	27,774	1,561,732
Total Financial		32,680,998

Technology – 11.7%
Cognizant Technology Solutions Corp. — Class A	25,403	2,083,554
Intel Corp.	41,804	2,060,519
Microsoft Corp.	21,943	2,057,595
ANSYS, Inc.*	12,551	2,007,407
Fiserv, Inc.*	13,913	1,994,985
Accenture plc — Class A	12,251	1,972,533
Intuit, Inc.	11,629	1,940,415
Apple, Inc.	10,746	1,914,078
Fidelity National Information Services, Inc.	19,061	1,852,348
International Business Machines Corp.	11,787	1,836,768
Cadence Design Systems, Inc.*	42,340	1,641,522
Total Technology		21,361,724

Communications – 7.6%
Cisco Systems, Inc.	48,555	2,174,293
Motorola Solutions, Inc.	19,897	2,112,066
Scripps Networks Interactive, Inc. — Class A	22,283	2,002,350
Alphabet, Inc. — Class C*	1,783	1,969,734

See notes to financial statements.
36 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

DEF Guggenheim Defensive Equity ETF continued

	Shares	Value
COMMON STOCKS† – 99.6% (continued)
Communications – 7.6% (continued)
VeriSign, Inc.*	16,160	$1,874,883
Time Warner, Inc.	20,096	1,868,124
Walt Disney Co.	17,223	1,776,725
Total Communications		13,778,175

Consumer, Cyclical – 6.5%
Hilton Worldwide Holdings, Inc.	23,668	1,912,138
Home Depot, Inc.	10,046	1,831,084
Yum! Brands, Inc.	21,820	1,775,712
Walmart, Inc.	18,673	1,680,757
McDonald’s Corp.	10,471	1,651,695
Mohawk Industries, Inc.*	6,541	1,569,055
DR Horton, Inc.	36,541	1,531,068
Total Consumer, Cyclical		11,951,509

Utilities – 4.4%
NextEra Energy, Inc.	11,511	1,751,399
Exelon Corp.	44,174	1,636,205
DTE Energy Co.	15,795	1,591,820
Alliant Energy Corp.	40,781	1,576,185
NiSource, Inc.	67,275	1,556,071
Total Utilities		8,111,680

Energy – 2.8%
Chevron Corp.	15,185	1,699,505
Phillips 66	18,611	1,681,876
Exxon Mobil Corp.	22,076	1,672,037
Total Energy		5,053,418

Basic Materials – 1.0%
DowDuPont, Inc.	25,553	1,796,376
Total Investments – 99.6%
(Cost $162,260,530)		$181,646,688
Other Assets & Liabilities, net – 0.4%		710,092
Total Net Assets – 100.0%		$182,356,780

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

	Country Diversification
Country		% of Long-Term Investments
United States		95.0%
Ireland		3.1%
United Kingdom		1.0%
Switzerland		0.9%
Total Long-Term Investments		100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$181,646,688	$—	$—	$181,646,688

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

DJD Guggenheim Dow Jones Industrial Average Dividend ETF

	Shares	Value
COMMON STOCKS† – 99.3%
Consumer, Non-cyclical – 18.6%
Pfizer, Inc.	25,637	$930,879
Coca-Cola Co.	16,257	702,628
Procter & Gamble Co.	7,459	585,681
Johnson & Johnson	4,489	583,031
Merck & Company, Inc.	10,611	575,328
UnitedHealth Group, Inc.	1,766	399,399
Total Consumer, Non-cyclical		3,776,946

Industrial – 17.0%
Boeing Co.	2,302	833,807
Caterpillar, Inc.	5,221	807,323
United Technologies Corp.	4,946	666,424
3M Co.	2,592	610,442
General Electric Co.	38,033	536,646
Total Industrial		3,454,642

Technology – 15.2%
International Business Machines Corp.	6,822	1,063,072
Intel Corp.	20,460	1,008,473
Microsoft Corp.	6,534	612,693
Apple, Inc.	2,244	399,701
Total Technology		3,083,939

Communications – 13.4%
Cisco Systems, Inc.	26,502	1,186,760
Verizon Communications, Inc.	24,195	1,155,069
Walt Disney Co.	3,678	379,423
Total Communications		2,721,252

Financial – 11.5%
JPMorgan Chase & Co.	6,457	745,784
Travelers Companies, Inc.	4,597	638,983
American Express Co.	4,090	398,816
Goldman Sachs Group, Inc.	1,429	375,727
Visa, Inc. — Class A	1,415	173,960
Total Financial		2,333,270

Consumer, Cyclical – 11.1%
Walmart, Inc.	7,675	690,827
Home Depot, Inc.	3,446	628,102
McDonald’s Corp.	3,409	537,736
Nike, Inc. — Class B	6,050	405,532
Total Consumer, Cyclical		2,262,197

Energy – 9.1%
Chevron Corp.	8,395	939,568
Exxon Mobil Corp.	11,862	898,428
Total Energy		1,837,996

Basic Materials – 3.4%
DowDuPont, Inc.	9,861	693,228
Total Common Stocks
(Cost $19,010,134)		20,163,470
Total Investments – 99.3%
(Cost $19,010,134)		$20,163,470
Other Assets & Liabilities, net – 0.7%		147,987
Total Net Assets – 100.0%		$20,311,457

†	Value determined based on Level 1 inputs — See Note 4.

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$20,163,470	$—	$—	$20,163,470

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
38 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

NFO Guggenheim Insider Sentiment ETF

	Shares	Value
COMMON STOCKS† – 99.7%
Consumer, Non-cyclical – 28.1%
Nektar Therapeutics*	28,544	$2,470,769
Estee Lauder Companies, Inc. — Class A	6,328	876,048
Zoetis, Inc.	10,455	845,391
Bio-Rad Laboratories, Inc. — Class A*	3,103	837,934
ICU Medical, Inc.*	3,600	832,500
AbbVie, Inc.	7,171	830,617
Brown-Forman Corp. — Class A	12,207	830,076
Avery Dennison Corp.	6,910	816,416
Moody’s Corp.	4,731	789,509
Laboratory Corporation of America Holdings*	4,545	784,922
KAR Auction Services, Inc.	14,413	779,455
Humana, Inc.	2,799	760,824
Kellogg Co.	11,221	742,830
McCormick & Company, Inc.	6,944	741,481
Abbott Laboratories	12,241	738,500
Live Nation Entertainment, Inc.*	15,958	714,918
Bristol-Myers Squibb Co.	10,703	708,538
Teleflex, Inc.	2,834	708,018
Ecolab, Inc.	5,192	677,297
CoreLogic, Inc.*	14,117	642,324
Exact Sciences Corp.*	14,027	625,745
Dentsply Sirona, Inc.	11,152	625,181
Post Holdings, Inc.*,1	8,204	621,699
Hershey Co.	6,323	621,298
Brink’s Co.	7,924	582,414
Total Consumer, Non-cyclical		20,204,704

Industrial – 18.8%
XPO Logistics, Inc.*	10,200	1,003,986
Harris Corp.	5,041	787,152
Waste Management, Inc.	8,869	765,572
AMETEK, Inc.	10,054	761,490
Lockheed Martin Corp.	2,152	758,451
Keysight Technologies, Inc.*	16,089	756,344
Roper Technologies, Inc.	2,703	743,568
3M Co.	3,110	732,436
Sensata Technologies Holding N.V.*	13,800	729,468
Amphenol Corp. — Class A	7,965	727,921
Hexcel Corp.	10,813	727,499
Graco, Inc.	16,158	716,608
Honeywell International, Inc.	4,737	715,808
Silgan Holdings, Inc.	24,103	685,730
CSX Corp.	12,648	679,450
Allegion plc	7,834	658,918
Trimble, Inc.*	16,765	635,896
Owens-Illinois, Inc.*	26,944	580,913
General Electric Co.	28,937	408,301
Total Industrial		13,575,511

Financial – 18.1%
Bank of America Corp.	25,379	814,666
SunTrust Banks, Inc.	11,489	802,392
PNC Financial Services Group, Inc.	5,034	793,660
KeyCorp	37,296	788,065
FNF Group	19,317	771,328
American Express Co.	7,482	729,570
Legg Mason, Inc.	17,758	708,722
Howard Hughes Corp.*	5,510	706,327
Cboe Global Markets, Inc.	6,269	702,190
American Tower Corp. — Class A REIT	4,958	690,798
Alexandria Real Estate Equities, Inc. REIT	5,627	682,611
Investors Bancorp, Inc.	49,826	672,651
Affiliated Managers Group, Inc.	3,489	660,677
Starwood Property Trust, Inc. REIT	31,427	636,397
Apple Hospitality REIT, Inc.	36,156	614,290
Two Harbors Investment Corp. REIT	41,720	612,867
MFA Financial, Inc. REIT	79,113	563,285
Annaly Capital Management, Inc. REIT	56,156	563,245
Realogy Holdings Corp.[1]	20,861	532,998
Total Financial		13,046,739

Technology – 9.4%
SS&C Technologies Holdings, Inc.	16,427	813,465
Micron Technology, Inc.*	16,613	810,881
DXC Technology Co.	7,503	769,357
Blackbaud, Inc.	7,413	759,981
Cognizant Technology Solutions Corp. — Class A	9,213	755,650
HP, Inc.	31,317	732,505
Tableau Software, Inc. — Class A*	8,751	714,694
Guidewire Software, Inc.*	8,861	711,716
Autodesk, Inc.*	5,703	669,931
Total Technology		6,738,180

Utilities – 8.4%
NRG Energy, Inc.	27,196	703,289
Public Service Enterprise Group, Inc.	14,069	681,362
Atmos Energy Corp.	7,937	638,849
DTE Energy Co.	6,137	618,487
American Electric Power Company, Inc.	9,316	610,943
Alliant Energy Corp.	15,716	607,423
Portland General Electric Co.	15,200	603,896
ONE Gas, Inc.	9,172	583,248
PPL Corp.	18,268	523,378
PG&E Corp.	11,916	489,628
Total Utilities		6,060,503

Consumer, Cyclical – 6.2%
Copart, Inc.*	18,903	884,849
Madison Square Garden Co. — Class A*	3,138	766,300
Lear Corp.	3,965	739,750

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

NFO Guggenheim Insider Sentiment ETF continued

	Shares	Value
COMMON STOCKS† – 99.7% (continued)
Consumer, Cyclical – 6.2% (continued)
Wyndham Worldwide Corp.	6,323	$732,077
Tesla, Inc.*,1	1,973	676,857
BorgWarner, Inc.	13,206	648,151
Total Consumer, Cyclical		4,447,984

Communications – 5.3%
Charter Communications, Inc. — Class A*	1,965	671,892
Comcast Corp. — Class A	18,523	670,718
Verizon Communications, Inc.	13,916	664,350
Liberty Ventures*	11,944	639,243
Cable One, Inc.	924	629,207
Symantec Corp.	21,110	554,982
Total Communications		3,830,392

Energy – 2.7%
Marathon Petroleum Corp.	11,992	768,208
Exxon Mobil Corp.	8,296	628,339
Andeavor	6,468	579,662
Total Energy		1,976,209

Basic Materials – 2.7%
Air Products & Chemicals, Inc.	4,469	718,570
Alcoa Corp.*	14,386	646,938
FMC Corp.	7,289	572,041
Total Basic Materials		1,937,549
Total Common Stocks
(Cost $65,396,984)		71,817,771

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 1.0%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 02/28/18 at 1.39%
due 03/01/18	$250,000	$250,000
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.37%
due 03/01/18	250,000	250,000
BNP Paribas Securities Corp.
issued 02/28/18 at 1.35%
due 03/01/18	193,747	193,747
Total Securities Lending Collateral
(Cost $693,747)		693,747
Total Investments – 100.7%
(Cost $66,090,731)		$72,511,518
Other Assets & Liabilities, net – (0.7)%		(475,930)
Total Net Assets – 100.0%		$72,035,588

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Securities lending collateral — See Note 6.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
Country	% of Long-Term Investments
United States	99.1%
Ireland	0.9%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$71,817,771	$—	$—	$71,817,771
Securities Lending
Collateral	—	693,747	—	693,747
Total Assets	$71,817,771	$693,747	$—	$72,511,518

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
40 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

CZA Guggenheim Mid-Cap Core ETF

	Shares	Value
COMMON STOCKS† – 93.5%
Financial – 32.4%
Northern Trust Corp.	60,075	$6,360,140
KeyCorp	277,799	5,869,893
Hartford Financial Services Group, Inc.	95,661	5,055,684
Principal Financial Group, Inc.	76,196	4,749,297
Huntington Bancshares, Inc.	284,932	4,473,432
Credicorp Ltd.	19,711	4,266,446
CNA Financial Corp.	73,711	3,763,684
Nasdaq, Inc.	45,247	3,653,695
SVB Financial Group*	13,851	3,448,622
Annaly Capital Management, Inc. REIT	314,728	3,156,722
Affiliated Managers Group, Inc.	14,448	2,735,873
American Financial Group, Inc.	22,670	2,557,176
Sun Communities, Inc. REIT	21,835	1,911,873
Lazard Ltd. — Class A	34,911	1,884,147
Ares Capital Corp.	113,911	1,798,655
PacWest Bancorp	32,970	1,719,056
Western Alliance Bancorporation*	27,896	1,630,800
BOK Financial Corp.	17,108	1,615,850
Liberty Property Trust REIT	40,392	1,585,790
American Homes 4 Rent — Class A REIT	78,272	1,502,040
LPL Financial Holdings, Inc.	23,367	1,501,797
American Campus Communities, Inc. REIT	38,507	1,404,735
MGIC Investment Corp.*	100,721	1,388,942
Hudson Pacific Properties, Inc. REIT	42,722	1,348,734
Banco Santander Mexico ADR	181,518	1,283,332
Brixmor Property Group, Inc. REIT	81,438	1,265,546
Highwoods Properties, Inc. REIT	28,385	1,220,839
Radian Group, Inc.	58,114	1,192,499
Essent Group Ltd.*	26,191	1,180,952
IBERIABANK Corp.	14,276	1,153,501
BankUnited, Inc.	27,999	1,126,120
First Hawaiian, Inc.	36,744	1,021,116
CNO Financial Group, Inc.	44,720	1,007,989
Gramercy Property Trust REIT	44,239	957,774
Total Financial		80,792,751

Industrial – 23.0%
Republic Services, Inc. — Class A	88,193	5,924,806
Agilent Technologies, Inc.	86,328	5,921,238
Ingersoll-Rand plc	64,521	5,729,465
AMETEK, Inc.	60,583	4,588,556
WestRock Co.	67,374	4,430,514
L3 Technologies, Inc.	20,606	4,276,775
Dover Corp.	40,395	4,043,539
Pentair plc	47,439	3,258,585
Kansas City Southern	28,376	2,923,863
Zebra Technologies Corp. — Class A*	13,764	1,901,359
Crown Holdings, Inc.*	36,971	1,842,635
Hubbell, Inc.	13,913	1,823,299
BWX Technologies, Inc.	26,600	1,674,736
Curtiss-Wright Corp.	11,741	1,584,800
Lincoln Electric Holdings, Inc.	17,538	1,535,277
Crane Co.	15,267	1,409,297
Graphic Packaging Holding Co.	83,192	1,273,669
Schneider National, Inc. — Class B	45,569	1,178,414
ITT, Inc.	22,922	1,150,226
Colfax Corp.*	31,212	992,229
Total Industrial		57,463,282

Consumer, Non-cyclical – 10.4%
Coca-Cola European Partners plc	128,742	4,894,771
Molson Coors Brewing Co. — Class B	56,633	4,318,266
Total System Services, Inc.	48,508	4,266,279
QIAGEN N.V.*	61,560	2,074,572
KAR Auction Services, Inc.	36,095	1,952,017
ICON plc*	14,523	1,645,601
Booz Allen Hamilton Holding Corp.	38,448	1,458,333
Hill-Rom Holdings, Inc.	17,216	1,440,291
Quanta Services, Inc.*	39,570	1,362,791
Bruker Corp.	42,239	1,294,625
Grand Canyon Education, Inc.*	12,928	1,268,883
Total Consumer, Non-cyclical		25,976,429

Consumer, Cyclical – 9.3%
Aptiv plc	70,708	6,457,762
Mohawk Industries, Inc.*	19,732	4,733,312
Yum China Holdings, Inc.	101,854	4,412,315
Dolby Laboratories, Inc. — Class A	27,377	1,767,185
Skechers U.S.A., Inc. — Class A*	42,134	1,724,123
Copa Holdings S.A. — Class A	11,796	1,603,902
Columbia Sportswear Co.	18,282	1,381,754
Choice Hotels International, Inc.	14,887	1,178,306
Total Consumer, Cyclical		23,258,659

Utilities – 8.9%
Avangrid, Inc.	84,723	4,110,760
CMS Energy Corp.	78,381	3,327,273
Atmos Energy Corp.	31,126	2,505,332
AES Corp.	177,781	1,932,479
Westar Energy, Inc.	39,624	1,930,878
OGE Energy Corp.	55,206	1,730,156
MDU Resources Group, Inc.	53,581	1,408,645
Vectren Corp.	23,145	1,394,486
IDACORP, Inc.	14,176	1,148,965

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

CZA Guggenheim Mid-Cap Core ETF continued

	Shares	Value
COMMON STOCKS† – 93.5% (continued)
Utilities – 8.9% (continued)
Portland General Electric Co.	24,944	$991,025
ALLETE, Inc.	14,472	986,267
Southwest Gas Holdings, Inc.	12,734	838,916
Total Utilities		22,305,182

Technology – 5.9%
Maxim Integrated Products, Inc.	74,239	4,524,125
CA, Inc.	112,474	3,947,837
Amdocs Ltd.	38,745	2,549,034
Leidos Holdings, Inc.	40,040	2,534,932
Dun & Bradstreet Corp.	9,921	1,240,522
Total Technology		14,796,450

Basic Materials – 2.7%
Celanese Corp. — Class A	36,244	3,655,570
International Flavors & Fragrances, Inc.	21,330	3,012,862
Total Basic Materials		6,668,432

Energy – 0.9%
Cenovus Energy, Inc.[1]	315,632	2,304,114
Total Common Stocks
(Cost $221,434,087)		233,565,299

MASTER LIMITED PARTNERSHIPS† – 6.0%
Energy – 3.1%
Spectra Energy Partners, LP1	83,761	3,290,970
Andeavor Logistics, LP	59,216	2,752,360
Enable Midstream Partners, LP	118,018	1,635,729
Total Energy		7,679,059

Financial – 1.3%
Oaktree Capital Group LLC	41,592	1,734,386
Apollo Global Management LLC — Class A	49,131	1,611,497
Total Financial		3,345,883

Utilities – 1.2%
Brookfield Infrastructure Partners, LP1	74,685	3,012,793

Consumer, Cyclical – 0.4%
Cedar Fair, LP1	15,379	1,027,471
Total Master Limited Partnerships
(Cost $15,098,505)		15,065,206

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 1.9%
Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.37%
due 03/01/18	$1,123,795	$1,123,795
Credit Suisse Securities (USA), LLC
issued 02/28/18 at 1.36%
due 03/01/18	1,123,795	1,123,795
Daiwa Capital Markets America
issued 02/28/18 at 1.37%
due 03/01/18	1,123,795	1,123,795
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.35%
due 03/01/18	1,123,795	1,123,795
Deutsche Bank Securities, Inc.
issued 02/28/18 at 1.39%
due 03/01/18	332,938	332,938
Total Securities Lending Collateral
(Cost $4,828,118)		4,828,118
Total Investments – 101.4%
(Cost $241,360,710)		$253,458,623
Other Assets & Liabilities, net – (1.4)%		(3,630,684)
Total Net Assets – 100.0%		$249,827,939

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
Country	% of Long-Term Investments
United States	85.8%
United Kingdom	5.9%
Canada	2.1%
China	1.8%
Peru	1.7%
Netherlands	0.8%
Ireland	0.7%
Other	1.2%
Total Long-Term Investments	100.0%

See notes to financial statements.
42 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

CZA Guggenheim Mid-Cap Core ETF continued

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$233,565,299	$—	$—	$233,565,299
Master Limited
Partnerships	15,065,206	—	—	15,065,206
Securities Lending
Collateral	—	4,828,118	—	4,828,118
Total Assets	$248,630,505	$4,828,118	$—	$253,458,623

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

CVY Guggenheim Multi-Asset Income ETF

	Shares	Value
COMMON STOCKS† – 70.4%
Financial – 23.6%
BB&T Corp.	63,848	$3,470,139
Wells Fargo & Co.	55,022	3,213,835
Host Hotels & Resorts, Inc. REIT	151,444	2,810,801
CubeSmart REIT	100,994	2,707,649
New Residential Investment Corp. REIT	166,946	2,692,839
MetLife, Inc.	57,784	2,669,043
Gaming and Leisure Properties, Inc. REIT	79,805	2,654,314
Park Hotels & Resorts, Inc. REIT	95,596	2,484,540
Popular, Inc.	56,750	2,384,068
Lloyds Banking Group plc ADR[1]	613,968	2,357,637
Iron Mountain, Inc. REIT	73,290	2,305,703
Banco Bilbao Vizcaya Argentaria S.A. ADR[1]	260,438	2,166,844
Navient Corp.	165,181	2,140,746
MGM Growth Properties LLC — Class A REIT	80,747	2,119,609
Toronto-Dominion Bank	34,077	1,975,444
Royal Bank of Canada	25,009	1,972,960
Bancolombia S.A. ADR	46,774	1,972,927
Bank of Nova Scotia	30,236	1,873,423
Invesco Ltd.	56,219	1,829,366
Manulife Financial Corp.	93,921	1,788,256
ING Groep N.V. ADR[1]	101,000	1,775,580
Pebblebrook Hotel Trust REIT	51,508	1,751,787
Banco Santander Chile ADR	52,911	1,727,544
ARMOUR Residential REIT, Inc.	67,118	1,437,668
Blackstone Mortgage Trust, Inc. — Class A REIT	43,365	1,346,483
Bank of NT Butterfield & Son Ltd.	25,759	1,174,868
HCI Group, Inc.	32,675	1,131,535
Moelis & Co. — Class A	21,075	1,069,556
First American Financial Corp.	17,985	1,043,670
National Health Investors, Inc. REIT	15,910	1,032,082
Sun Life Financial, Inc.	24,975	1,028,221
Umpqua Holdings Corp.	47,933	1,021,452
Legg Mason, Inc.	25,558	1,020,020
Hope Bancorp, Inc.	55,341	999,458
Old National Bancorp	57,028	969,476
Ryman Hospitality Properties, Inc. REIT	12,796	882,412
STAG Industrial, Inc. REIT	37,951	864,144
Xenia Hotels & Resorts, Inc. REIT	42,874	843,332
James River Group Holdings Ltd.	25,412	831,226
BGC Partners, Inc. — Class A	62,397	824,889
CareTrust REIT, Inc.	35,122	465,366
Total Financial		70,830,912

Consumer, Cyclical – 16.0%
Kohl’s Corp.	65,658	4,339,337
Target Corp.	53,158	4,008,645
Darden Restaurants, Inc.	36,975	3,408,725
Gap, Inc.	98,947	3,124,746
L Brands, Inc.	58,965	2,908,744
General Motors Co.	67,203	2,644,438
Ford Motor Co.	247,874	2,629,943
Newell Brands, Inc.	99,639	2,559,726
Nordstrom, Inc.	47,872	2,456,312
Foot Locker, Inc.	50,223	2,305,738
Williams-Sonoma, Inc.	43,144	2,233,134
Brinker International, Inc.	59,947	2,063,975
Bed Bath & Beyond, Inc.	95,415	2,045,698
Hanesbrands, Inc.[1]	100,607	1,951,776
Harley-Davidson, Inc.[1]	41,641	1,889,669
International Game Technology plc	70,929	1,879,618
Finish Line, Inc. — Class A	100,047	1,062,499
Knoll, Inc.	47,728	1,015,174
Penske Automotive Group, Inc.	21,448	982,318
Big 5 Sporting Goods Corp.[1]	145,505	894,856
Office Depot, Inc.	311,146	818,314
MDC Holdings, Inc.	28,654	793,143
Total Consumer, Cyclical		48,016,528

Consumer, Non-cyclical – 11.0%
Cardinal Health, Inc.	53,113	3,675,951
Gilead Sciences, Inc.	41,399	3,259,343
Kellogg Co.	45,620	3,020,044
Altria Group, Inc.	45,620	2,871,779
CVS Health Corp.	42,161	2,855,565
General Mills, Inc.	54,915	2,775,953
QIWI plc ADR	151,892	2,554,823
Kraft Heinz Co.	37,287	2,500,093
Sabre Corp.	103,119	2,368,643
Bunge Ltd.	30,371	2,290,885
AstraZeneca plc ADR	66,470	2,206,139
Western Union Co.	101,583	2,013,375
Dean Foods Co.	98,453	853,588
Total Consumer, Non-cyclical		33,246,181

Communications – 6.8%
Cisco Systems, Inc.	80,504	3,604,969
Omnicom Group, Inc.	43,121	3,287,114
Turkcell Iletisim Hizmetleri AS ADR[1]	325,119	3,218,678
Interpublic Group of Companies, Inc.	106,508	2,492,287
Viacom, Inc. — Class B	74,565	2,485,997
Telefonica Brasil S.A. ADR	143,420	2,247,391
SK Telecom Company Ltd. ADR	57,299	1,395,231

See notes to financial statements.
44 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

CVY Guggenheim Multi-Asset Income ETF continued

	Shares	Value
COMMON STOCKS† – 70.4% (continued)
Communications – 6.8% (continued)
TELUS Corp.[1]	25,888	$934,557
Rogers Communications, Inc. — Class B	18,356	827,672
Total Communications		20,493,896

Technology – 3.7%
International Business Machines Corp.	19,531	3,043,516
CA, Inc.	60,646	2,128,675
Xerox Corp.	70,100	2,125,432
Paychex, Inc.	30,594	1,992,587
Canon, Inc. ADR	49,839	1,899,862
Total Technology		11,190,072

Energy – 3.2%
Valero Energy Corp.	36,146	3,268,321
Phillips 66	31,983	2,890,304
TransCanada Corp.	39,786	1,719,551
Total S.A. ADR	29,742	1,686,074
Total Energy		9,564,250

Basic Materials – 2.2%
LyondellBasell Industries N.V. — Class A	28,440	3,077,777
Ternium S.A. ADR	71,057	2,457,151
Orion Engineered Carbons S.A.	41,141	1,133,435
Total Basic Materials		6,668,363

Utilities – 2.1%
Duke Energy Corp.	33,398	2,516,205
AES Corp.	184,258	2,002,885
OGE Energy Corp.	28,168	882,785
Fortis, Inc.[1]	26,248	857,260
Total Utilities		6,259,135

Industrial – 1.8%
Grupo Aeroportuario del Pacifico SAB de CV ADR	17,293	1,669,639
ABB Ltd. ADR[1]	61,439	1,492,353
GATX Corp.	16,706	1,151,712
Matson, Inc.	35,930	1,024,005
Total Industrial		5,337,709
Total Common Stocks
(Cost $206,022,141)		211,607,046

CONVERTIBLE PREFERRED STOCKS† – 3.9%
Financial – 2.9%
Bank of America Corp. 7.25%[2]	2,459	3,146,364
Wells Fargo & Co. 7.50%[2]	2,409	3,071,475
Wells Fargo & Co. 5.63%[2]	96,480	2,409,106
Total Financial		8,626,945

Consumer, Non-cyclical – 1.0%
Becton Dickinson and Co. 6.13% due 05/01/20	54,265	3,182,979
Total Convertible Preferred Stocks
(Cost $11,236,001)		11,809,924
PREFERRED STOCKS† – 5.5%

Financial – 5.5%
Morgan Stanley 5.85%[1,2,3]	119,824	3,186,120
US Bancorp 6.50%[1,2,3]	98,483	2,749,646
Arch Capital Group Ltd. 5.45%[2]	94,160	2,277,730
Wells Fargo & Co. 6.63%[2,3]	67,002	1,853,945
Citigroup, Inc. 6.30%[2]	65,790	1,739,488
Citigroup, Inc. 7.13%[2,3]	57,400	1,635,900
Arch Capital Group Ltd. 5.25%[1,2]	69,345	1,617,125
Axis Capital Holdings Ltd. 5.50%[2]	63,192	1,536,830
Total Financial		16,596,784
Total Preferred Stocks
(Cost $17,268,340)		16,596,784

MASTER LIMITED PARTNERSHIPS† – 10.0%
Energy – 7.5%
Crestwood Equity Partners, LP	128,788	3,445,079
Alliance Resource Partners, LP1	169,893	3,024,095
Sunoco, LP	103,144	2,982,924
DCP Midstream, LP	78,102	2,799,176
Enbridge Energy Partners, LP1	231,259	2,893,050
CVR Refining, LP	172,667	2,210,138
MPLX, LP	55,432	1,914,067
Phillips 66 Partners, LP	34,364	1,688,647
Magellan Midstream Partners, LP	24,381	1,522,837
Total Energy		22,480,013

Consumer, Cyclical – 0.9%
Suburban Propane Partners, LP1	119,364	2,757,308

Industrial – 0.9%
Golar LNG Partners, LP	144,997	2,680,995

Basic Materials – 0.7%
Hi-Crush Partners, LP1	182,147	2,140,227
Total Master Limited Partnerships
(Cost $30,058,186)		30,058,543

CLOSED-END FUNDS† – 9.7%
PIMCO Dynamic Credit and Mortgage Income Fund[1]	145,437	3,237,427
DoubleLine Income Solutions Fund	162,121	3,201,890
First Trust Intermediate Duration Preferred & Income Fund	86,930	2,006,344
Blackstone / GSO Strategic Credit Fund	121,324	1,919,346
Prudential Global Short Duration High Yield Fund, Inc.[1]	129,263	1,814,853
NexPoint Credit Strategies Fund	72,894	1,735,606
BlackRock Multi-Sector Income Trust	87,282	1,512,597
AllianceBernstein Global High Income Fund, Inc.	124,957	1,504,482
Prudential Short Duration High Yield Fund, Inc.	97,644	1,402,168
Kayne Anderson Energy Total Return Fund, Inc.	137,301	1,318,090
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.[1]	150,320	1,187,528
Western Asset High Income Fund II, Inc.[1]	174,559	1,157,326
Nuveen Global High Income Fund[1]	70,550	1,153,492
Wells Fargo Income Opportunities Fund[1]	131,494	1,061,156

See notes to financial statements.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

CVY Guggenheim Multi-Asset Income ETF continued

	Shares	Value
CLOSED-END FUNDS† – 9.7% (continued)
Barings Global Short Duration High Yield Fund	50,754	$949,658
Nuveen Preferred & Income Term Fund[1]	35,955	851,055
John Hancock Preferred Income Fund III	48,602	845,189
Western Asset Global High Income Fund, Inc.	83,291	797,095
Pioneer High Income Trust[1]	76,338	729,028
Western Asset High Yield Defined Opportunity Fund, Inc.[1]	41,395	614,302
Total Closed-End Funds
(Cost $29,748,375)		28,998,632

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,4 – 3.9%
Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.37%
due 03/01/18	$2,747,125	$2,747,125
HSBC Securities (USA), Inc.
issued 02/28/18 at 1.37%
due 03/01/18	2,747,125	2,747,125
Daiwa Capital Markets America
issued 02/28/18 at 1.37%
due 03/01/18	2,747,125	2,747,125
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.35%
due 03/01/18	2,747,125	2,747,125
Deutsche Bank Securities, Inc.
issued 02/28/18 at 1.39%
due 03/01/18	813,902	813,902
Total Securities Lending Collateral
(Cost $11,802,402)		11,802,402
Total Investments – 103.4%
(Cost $306,135,445)		$310,873,331
Other Assets & Liabilities, net – (3.4)%		(10,212,054)
Total Net Assets – 100.0%		$300,661,277

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Perpetual maturity.
3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
Country	% of Long-Term Investments
United States	78.5%
Canada	4.3%
Bermuda	3.1%
United Kingdom	2.2%
Netherlands	1.6%
Luxembourg	1.2%
Turkey	1.1%
Other	8.0%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Closed-End Funds	$28,998,632	$—	$—	$28,998,632
Common Stocks	211,607,046	—	—	211,607,046
Convertible
Preferred Stocks	11,809,924	—	—	11,809,924
Master Limited
Partnerships	30,058,543	—	—	30,058,543
Preferred Stocks	16,596,784	—	—	16,596,784
Securities Lending
Collateral	—	11,802,402	—	11,802,402
Total Assets	$299,070,929	$11,802,402	$—	$310,873,331

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
46 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

RYJ Guggenheim Raymond James SB-1 Equity ETF

	Shares	Value
COMMON STOCKS† – 93.5%
Financial – 21.4%
United Insurance Holdings Corp.	66,381	$1,297,749
Invitation Homes, Inc. REIT	57,170	1,243,448
Progressive Corp.	21,497	1,237,797
Northern Trust Corp.	11,606	1,228,727
Bank of New York Mellon Corp.	21,542	1,228,540
Weyerhaeuser Co. REIT	34,786	1,218,554
Kemper Corp.	21,569	1,216,492
Aflac, Inc.	13,669	1,214,901
SVB Financial Group*	4,873	1,213,280
BGC Partners, Inc. — Class A	91,662	1,211,772
Uniti Group, Inc. REIT[1]	78,720	1,208,352
Union Bankshares Corp.	32,231	1,204,795
CyrusOne, Inc. REIT	24,130	1,204,087
American Homes 4 Rent — Class A REIT	62,651	1,202,273
Willis Towers Watson plc	7,613	1,202,093
Equinix, Inc. REIT	3,065	1,201,786
Wintrust Financial Corp.	14,182	1,198,521
Bancorp, Inc.*	113,381	1,198,437
Meta Financial Group, Inc.	11,155	1,198,047
Allstate Corp.	12,978	1,197,350
Argo Group International Holdings Ltd.	20,548	1,196,921
ConnectOne Bancorp, Inc.	41,553	1,196,726
Bank of the Ozarks	23,987	1,196,712
First Horizon National Corp.	62,522	1,191,044
Preferred Bank/Los Angeles CA	19,107	1,190,939
Hancock Holding Co.	22,932	1,185,584
FNB Corp.	84,523	1,185,013
BofI Holding, Inc.*	31,818	1,183,311
Retail Opportunity Investments Corp. REIT	68,708	1,179,029
Chemical Financial Corp.	21,263	1,173,505
Old Republic International Corp.	58,547	1,172,696
Healthcare Trust of America, Inc. — Class A REIT	46,197	1,147,995
Fidus Investment Corp.	88,783	1,143,525
Total Financial		39,670,001

Energy – 17.4%
Whiting Petroleum Corp.*	51,721	1,407,328
RSP Permian, Inc.*	34,658	1,327,748
Parsley Energy, Inc. — Class A*	52,229	1,320,349
Concho Resources, Inc.*	8,260	1,245,608
Delek US Holdings, Inc.	36,206	1,235,349
Patterson-UTI Energy, Inc.	67,675	1,222,887
SRC Energy, Inc.*	137,183	1,216,813
ProPetro Holding Corp.*	75,353	1,215,444
QEP Resources, Inc.*	140,190	1,208,438
Nabors Industries Ltd.	186,704	1,207,975
Oasis Petroleum, Inc.*	152,502	1,201,716
Newpark Resources, Inc.*	145,562	1,200,886
Halliburton Co.	25,772	1,196,336
WildHorse Resource Development Corp.*,1	70,256	1,192,947
Marathon Petroleum Corp.	18,346	1,175,245
Pioneer Natural Resources Co.	6,818	1,160,628
Kinder Morgan, Inc.	71,496	1,158,235
Plains GP Holdings, LP — Class A	55,348	1,151,238
Unit Corp.*	59,992	1,149,447
Kosmos Energy Ltd.*	212,862	1,147,326
Antero Midstream GP, LP	61,729	1,141,987
Targa Resources Corp.	25,454	1,136,521
Marathon Oil Corp.	76,684	1,113,452
Superior Energy Services, Inc.*	129,716	1,109,072
Newfield Exploration Co.*	47,238	1,102,063
Continental Resources, Inc.*	22,208	1,055,102
Carrizo Oil & Gas, Inc.*	66,563	935,210
Dawson Geophysical Co.*	77,149	425,091
Total Energy		32,360,441

Consumer, Non-cyclical – 14.8%
TG Therapeutics, Inc.*,1	96,464	1,350,496
ANI Pharmaceuticals, Inc.*	21,050	1,348,674
Aaron’s, Inc.	28,558	1,319,665
Flexion Therapeutics, Inc.*	51,545	1,307,181
Acadia Healthcare Company, Inc.*,1	33,650	1,282,065
HMS Holdings Corp.*	79,545	1,275,902
Envision Healthcare Corp.*	32,507	1,251,519
ICU Medical, Inc.*	5,397	1,248,056
Boston Scientific Corp.*	45,301	1,234,905
Becton Dickinson and Co.	5,528	1,227,327
FleetCor Technologies, Inc.*	6,094	1,218,374
UnitedHealth Group, Inc.	5,362	1,212,670
Antares Pharma, Inc.*	549,976	1,209,947
DaVita, Inc.*	16,702	1,202,878
Sage Therapeutics, Inc.*	7,448	1,201,809
Mylan N.V.*	29,401	1,185,448
Service Corporation International	31,610	1,183,162
Paratek Pharmaceuticals, Inc.*	89,226	1,168,861
CVS Health Corp.	17,201	1,165,024
Teleflex, Inc.	4,516	1,128,232
Teligent, Inc.*,1	399,818	1,119,491
Rent-A-Center, Inc.[1]	136,108	1,023,532
Cidara Therapeutics, Inc.*	99,936	669,571
Total Consumer, Non-cyclical		27,534,789

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

RYJ Guggenheim Raymond James SB-1 Equity ETF continued

	Shares	Value
COMMON STOCKS† – 93.5% (continued)
Consumer, Cyclical – 14.7%
Spirit Airlines, Inc.*	31,245	$1,244,801
Big Lots, Inc.	22,043	1,238,817
Fastenal Co.	22,408	1,226,166
Best Buy Company, Inc.	16,899	1,224,163
Core-Mark Holding Company, Inc.	59,697	1,221,997
Alaska Air Group, Inc.	18,876	1,217,502
Dollar General Corp.	12,854	1,215,860
MarineMax, Inc.*	57,604	1,203,924
Foundation Building Materials, Inc.*	87,442	1,197,081
Leggett & Platt, Inc.	27,393	1,190,500
Beacon Roofing Supply, Inc.*	22,445	1,187,565
MCBC Holdings, Inc.*	48,443	1,187,338
SkyWest, Inc.	21,665	1,187,242
Mohawk Industries, Inc.*	4,919	1,179,970
O’Reilly Automotive, Inc.*	4,815	1,175,775
Dollar Tree, Inc.*	11,379	1,167,940
Knoll, Inc.	54,898	1,167,680
Hilton Worldwide Holdings, Inc.	14,416	1,164,668
Lennar Corp. — Class A	20,548	1,162,606
Walmart, Inc.	12,915	1,162,479
Ethan Allen Interiors, Inc.	48,813	1,159,309
Malibu Boats, Inc. — Class A*	35,853	1,149,089
Tempur Sealy International, Inc.*	22,591	1,116,673
Total Consumer, Cyclical		27,349,145

Industrial – 10.3%
Republic Services, Inc. — Class A	18,739	1,258,886
Itron, Inc.*	17,743	1,242,010
SYNNEX Corp.	10,036	1,240,952
Avnet, Inc.	28,781	1,228,949
Flex Ltd.*	67,863	1,228,320
FLIR Systems, Inc.	24,896	1,222,394
Waste Connections, Inc.	17,247	1,220,743
Union Pacific Corp.	9,332	1,215,493
Arrow Electronics, Inc.*	14,831	1,209,913
Roper Technologies, Inc.	4,391	1,207,920
Casella Waste Systems, Inc. — Class A*	46,197	1,174,328
Kansas City Southern	11,322	1,166,619
Genesee & Wyoming, Inc. — Class A*	16,776	1,166,435
Covanta Holding Corp.[1]	75,260	1,125,137
AquaVenture Holdings Ltd.*	86,324	1,109,263
Applied Optoelectronics, Inc.*,1	36,467	1,018,523
Total Industrial		19,035,885

Communications – 9.6%
Oclaro, Inc.*	176,152	1,263,010
ARRIS International plc*	48,774	1,243,737
Facebook, Inc. — Class A*	6,905	1,231,299
Wix.com Ltd.*	16,238	1,218,662
T-Mobile US, Inc.*	20,086	1,217,412
Alibaba Group Holding Ltd. ADR*	6,492	1,208,421
Finisar Corp.*,1	67,077	1,207,386
Consolidated Communications Holdings, Inc.	102,917	1,189,721
Internap Corp.*	90,435	1,177,464
RingCentral, Inc. — Class A*	18,756	1,175,063
Charter Communications, Inc. — Class A*	3,388	1,158,459
ORBCOMM, Inc.*	111,330	1,157,832
Iridium Communications, Inc.*,1	97,626	1,142,224
WideOpenWest, Inc.*,1	117,661	1,136,605
Comcast Corp. — Class A	30,794	1,115,051
Total Communications		17,842,346

Technology – 5.3%
Lumentum Holdings, Inc.*,1	20,688	1,261,968
ServiceNow, Inc.*	7,753	1,248,311
Instructure, Inc.*	28,666	1,244,104
salesforce.com, Inc.*	10,629	1,235,621
Microsoft Corp.	13,108	1,229,137
Broadcom Ltd.	4,869	1,200,014
SS&C Technologies Holdings, Inc.	24,092	1,193,036
Envestnet, Inc.*	21,608	1,190,601
Total Technology		9,802,792
Total Common Stocks
(Cost $154,737,115)		173,595,399

MASTER LIMITED PARTNERSHIPS† – 6.4%
Energy – 4.6%
MPLX, LP	34,247	1,182,549
Viper Energy Partners, LP1	52,075	1,177,936
Enterprise Products Partners, LP	46,302	1,176,997
Antero Midstream Partners, LP	45,000	1,174,950
Andeavor Logistics, LP	25,081	1,165,765
Plains All American Pipeline, LP	55,072	1,162,019
Williams Partners, LP	31,180	1,129,963
Kimbell Royalty Partners, LP1	17,150	325,850
Total Energy		8,496,029

Consumer, Cyclical – 0.7%
Green Plains Partners, LP	67,151	1,202,003

Basic Materials – 0.6%
Hi-Crush Partners, LP1	100,867	1,185,187

Diversified – 0.5%
Landmark Infrastructure Partners, LP1	51,809	867,801
Total Master Limited Partnerships
(Cost $10,674,034)		11,751,020

See notes to financial statements.
48 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

RYJ Guggenheim Raymond James SB-1 Equity ETF continued

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 3.5%
Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.37%
due 03/01/18	$1,531,434	$1,531,434
HSBC Securities (USA), Inc.
issued 02/28/18 at 1.37%
due 03/01/18	1,531,434	1,531,434
Daiwa Capital Markets America
issued 02/28/18 at 1.37%
due 03/01/18	1,531,434	1,531,434
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.35%
due 03/01/18	1,531,434	1,531,434
Deutsche Bank Securities, Inc.
issued 02/28/18 at 1.39%
due 03/01/18	453,760	453,760
Total Securities Lending Collateral
(Cost $6,579,496)		6,579,496
Total Investments – 103.4%
(Cost $171,990,645)		$191,925,915
Other Assets & Liabilities, net – (3.4)%		(6,346,939)
Total Net Assets – 100.0%		$185,578,976

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	91.9%
Bermuda	2.0%
Singapore	1.3%
United Kingdom	0.7%
Canada	0.7%
Israel	0.7%
China	0.7%
Other	2.0%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$173,595,399	$—	$—	$173,595,399
Master Limited
Partnerships	11,751,020	—	—	11,751,020
Securities Lending
Collateral	—	6,579,496	—	6,579,496
Total Assets	$185,346,419	$6,579,496	$—	$191,925,915

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

CSD Guggenheim S&P Spin-Off ETF

	Shares	Value
COMMON STOCKS† – 100.0%
Financial – 18.0%
Synchrony Financial	427,391	$15,552,759
Brighthouse Financial, Inc.*	72,167	3,916,503
Colony NorthStar, Inc. — Class A REIT	410,875	3,196,607
Park Hotels & Resorts, Inc. REIT	121,328	3,153,315
Navient Corp.	198,093	2,567,285
JBG SMITH Properties REIT	70,330	2,296,275
Uniti Group, Inc. REIT[1]	124,213	1,906,670
Urban Edge Properties REIT	79,721	1,720,379
Washington Prime Group, Inc. REIT	139,912	916,424
Cannae Holdings, Inc.*	48,899	898,763
Quality Care Properties, Inc. REIT*	70,655	875,415
New Senior Investment Group, Inc. REIT	61,855	499,788
Total Financial		37,500,183

Industrial – 16.6%
Fortive Corp.	206,646	15,870,413
Keysight Technologies, Inc.*	139,613	6,563,207
KLX, Inc.*	38,730	2,621,246
Energizer Holdings, Inc.	45,746	2,492,242
Welbilt, Inc.*	105,026	2,080,565
TopBuild Corp.*	26,769	1,864,193
SPX FLOW, Inc.*	31,856	1,553,299
Knowles Corp.*	67,343	972,433
TimkenSteel Corp.*	29,410	481,148
Babcock & Wilcox Enterprises, Inc.*,1	33,176	210,999
Total Industrial		34,709,745

Communications – 16.6%
Liberty Broadband Corp. — Class C*	115,219	10,125,446
Liberty Media Corporation-Liberty SiriusXM — Class C*	127,940	5,342,774
Liberty Media Corporation-Liberty Formula One — Class C*	151,661	4,994,197
Zillow Group, Inc. — Class C*	79,050	3,768,313
Cable One, Inc.	3,532	2,405,151
Liberty Latin Americ*	86,413	1,767,146
Liberty Broadband Corp. — Class A*	19,809	1,730,911
Liberty Expedia Holdings, Inc. — Class A*	40,988	1,609,189
Cars.com, Inc.*	53,905	1,476,458
Gannett Company, Inc.	84,181	845,177
Liberty Media Corporation-Liberty Braves — Class C*,1	25,346	581,944
Total Communications		34,646,706

Consumer, Non-cyclical – 16.4%
PayPal Holdings, Inc.*	200,288	15,904,870
Bioverativ, Inc.*	81,462	8,527,442
Lamb Weston Holdings, Inc.	110,092	5,954,876
Halyard Health, Inc.*	35,242	1,740,250
Hertz Global Holdings, Inc.*	63,049	1,146,862
Varex Imaging Corp.*	28,272	986,410
Total Consumer, Non-cyclical		34,260,710

Technology – 15.7%
Hewlett Packard Enterprise Co.	978,532	18,190,910
CDK Global, Inc.	98,925	6,794,169
CSRA, Inc.	123,354	4,999,537
Conduent, Inc.*	148,942	2,815,004
Total Technology		32,799,620

Basic Materials – 9.7%
Chemours Co.	139,459	6,625,697
Alcoa Corp.*	129,561	5,826,358
Versum Materials, Inc.	81,941	3,033,456
Ingevity Corp.*	31,709	2,375,321
GCP Applied Technologies, Inc.*	53,954	1,659,086
Rayonier Advanced Materials, Inc.	39,002	794,471
Total Basic Materials		20,314,389

Consumer, Cyclical – 6.4%
Adient plc[1]	70,120	4,351,647
Delphi Technologies plc	66,992	3,198,868
Madison Square Garden Co. — Class A*	12,457	3,041,999
Hilton Grand Vacations, Inc.*	48,485	2,092,613
Liberty TripAdvisor Holdings, Inc. — Class A*	54,323	564,959
Total Consumer, Cyclical		13,250,086

Energy – 0.6%
NOW, Inc.*	81,092	769,563
California Resources Corp.*	29,402	414,862
Total Energy		1,184,425
Total Common Stocks
(Cost $172,671,329)		208,665,864

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 – 1.2%
Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.37%
due 03/01/18	$577,502	577,502
HSBC Securities (USA), Inc.
issued 02/28/18 at 1.37%
due 03/01/18	577,502	577,502
Daiwa Capital Markets America
issued 02/28/18 at 1.37%
due 03/01/18	577,502	577,502

See notes to financial statements.
50 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

CSD Guggenheim S&P Spin-Off ETF continued

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 1.2% (continued)
Repurchase Agreements (continued)
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.35%
due 03/01/18	$577,502	$577,502
Deutsche Bank Securities, Inc.
issued 02/28/18 at 1.39%
due 03/01/18	171,095	171,095
Total Securities Lending Collateral
(Cost $2,481,103)		2,481,103
Total Investments – 101.2%
(Cost $175,152,432)		$211,146,967
Other Assets & Liabilities, net – (1.2)%		(2,421,809)
Total Net Assets – 100.0%		$208,725,158

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Securities lending collateral — See Note 6.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
Country	% of Long-Term Investments
United States	95.5%
Ireland	2.1%
Jersey	1.5%
Bermuda	0.9%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$208,665,864	$—	$—	$208,665,864
Securities Lending
Collateral	—	2,481,103	—	2,481,103
Total Assets	$208,665,864	$2,481,103	$—	$211,146,967

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF

	Shares	Value
COMMON STOCKS† – 99.4%
Consumer, Non-cyclical – 32.2%
Zogenix, Inc.*,1	7,517	$318,721
Assembly Biosciences, Inc.*,1	3,894	220,946
AxoGen, Inc.*	7,264	212,109
Madrigal Pharmaceuticals, Inc.*	1,676	211,243
Cutera, Inc.*	3,282	147,854
GlycoMimetics, Inc.*	6,126	140,959
Collegium Pharmaceutical, Inc.*	5,190	124,508
RadNet, Inc.*	11,879	118,790
Concert Pharmaceuticals, Inc.*	5,149	112,660
Rocket Pharmaceuticals, Inc.*	6,520	110,710
Audentes Therapeutics, Inc.*	3,286	110,705
Abeona Therapeutics, Inc.*,1	7,959	110,232
Dicerna Pharmaceuticals, Inc.*,1	8,362	106,699
Kura Oncology, Inc.*	4,464	100,886
Stemline Therapeutics, Inc.*	5,415	92,867
Voyager Therapeutics, Inc.*,1	3,225	92,654
Addus HomeCare Corp.*	2,655	91,199
Fate Therapeutics, Inc.*,1	8,074	90,913
Entellus Medical, Inc.*,††	3,649	87,576
Franklin Covey Co.*	3,295	85,340
MediciNova, Inc.*,1	7,937	82,942
Corium International, Inc.*	6,223	80,899
Care.com, Inc.*	4,498	80,424
Albireo Pharma, Inc.*,1	2,246	75,915
Turning Point Brands, Inc.	3,626	75,783
Primo Water Corp.*,1	6,105	74,359
Cadiz, Inc.*,1	5,366	74,319
Savara, Inc.*,1	6,579	73,158
BioTime, Inc.*,1	27,660	72,469
Catalyst Pharmaceuticals, Inc.*	21,571	68,812
Limoneira Co.	3,143	67,292
Enzo Biochem, Inc.*	10,403	65,851
Vericel Corp.*	8,213	65,704
AVEO Pharmaceuticals, Inc.*	22,944	65,620
Idera Pharmaceuticals, Inc.*,1	35,811	63,385
Utah Medical Products, Inc.	702	62,267
22nd Century Group, Inc.*	24,609	61,768
Tactile Systems Technology, Inc.*,1	1,897	61,387
Sunesis Pharmaceuticals, Inc.*,1	8,825	60,010
Viking Therapeutics, Inc.*,1	9,215	57,686
Craft Brew Alliance, Inc.*	3,188	56,906
Endocyte, Inc.*,1	9,275	55,001
XOMA Corp.*	2,037	54,673
Calithera Biosciences, Inc.*	7,093	54,616
BioSpecifics Technologies Corp.*	1,342	54,351
Neos Therapeutics, Inc.*,1	6,247	51,850
Nature’s Sunshine Products, Inc.	4,406	49,568
Willdan Group, Inc.*	2,320	48,650
Durect Corp.*	39,421	48,094
CTI BioPharma Corp.*,1	11,850	47,637
CytoSorbents Corp.*,1	6,068	47,634
PRGX Global, Inc.*	6,261	46,958
Molecular Templates, Inc.*,1	5,052	46,883
Cogentix Medical, Inc.*	14,560	44,990
Senseonics Holdings, Inc.*,1	15,206	43,945
Synlogic, Inc.*,1	4,081	43,789
Ampio Pharmaceuticals, Inc.*,1	19,722	43,783
Galectin Therapeutics, Inc.*	10,390	42,703
Kindred Biosciences, Inc.*	4,753	42,302
Zafgen, Inc.*	5,370	42,208
Recro Pharma, Inc.*	4,647	41,869
Mustang Bio, Inc.*,1	3,848	41,751
Seneca Foods Corp. — Class A*	1,404	40,856
GTx, Inc.*,1	2,549	40,810
Mersana Therapeutics, Inc.*,1	2,327	40,280
Palatin Technologies, Inc.*	43,115	40,269
Vital Therapies, Inc.*,1	7,462	39,922
Protagonist Therapeutics, Inc.*	2,305	39,070
Alico, Inc.[1]	1,465	38,969
Selecta Biosciences, Inc.*,1	4,200	38,472
Fortress Biotech, Inc.*	9,013	38,395
Crimson Wine Group Ltd.*	4,250	38,335
Invitae Corp.*,1	5,762	37,972
CASI Pharmaceuticals, Inc.*,1	10,883	37,655
FONAR Corp.*	1,522	37,593
Collectors Universe, Inc.	2,408	37,493
Information Services Group, Inc.*,1	8,818	37,212
Clearside Biomedical, Inc.*,1	5,447	35,188
Reis, Inc.	1,825	35,131
CareDx, Inc.*,1	6,030	35,095
Marinus Pharmaceuticals, Inc.*,1	6,787	34,953
Juniper Pharmaceuticals, Inc.*,1	4,136	34,742
Sierra Oncology, Inc.*	13,329	34,389
Verastem, Inc.*	11,192	34,248
Zynerba Pharmaceuticals, Inc.*	3,508	34,168
Edge Therapeutics, Inc.*	2,234	33,622
Alliance One International, Inc.*	1,683	33,576
Nuvectra Corp.*	3,128	33,376

See notes to financial statements.
52 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Consumer, Non-cyclical – 32.2% (continued)
Conatus Pharmaceuticals, Inc.*	6,410	$33,332
PFSweb, Inc.*,1	4,537	32,485
Merrimack Pharmaceuticals, Inc.[1]	2,864	31,819
Ifresh, Inc.*,1	2,836	31,622
ArQule, Inc.*	18,751	31,314
Teligent, Inc.*,1	11,126	31,153
Misonix, Inc.*	3,039	30,694
Veracyte, Inc.*	5,083	30,600
Sensus Healthcare, Inc.*,1	5,362	29,974
Perceptron, Inc.*	3,217	29,436
United-Guardian, Inc.	1,609	29,203
Regulus Therapeutics, Inc.*	25,867	28,712
Tocagen, Inc.*	2,596	28,296
Cerecor, Inc.*	6,000	27,960
Harvard Bioscience, Inc.*	5,926	27,852
Sientra, Inc.*	2,911	27,800
Chembio Diagnostics, Inc.*,1	3,636	27,634
MEI Pharma, Inc.*	12,161	26,937
Protalix BioTherapeutics, Inc.*	40,138	26,917
Psychemedics Corp.	1,261	26,771
Avid Bioservices, Inc.*	10,702	26,327
NanoString Technologies, Inc.*,1	4,106	26,319
Cumberland Pharmaceuticals, Inc.*	3,944	26,109
Northwest Biotherapeutics, Inc.*	88,619	25,965
Natural Alternatives International, Inc.*	2,165	25,547
SeaSpine Holdings Corp.*	2,520	25,477
Catalyst Biosciences, Inc.*	1,000	25,300
Aeglea BioTherapeutics, Inc.*	3,488	25,288
Infinity Pharmaceuticals, Inc.*	13,406	25,203
Immune Design Corp.*,1	8,610	24,969
Pulse Biosciences, Inc.*,1	1,342	24,827
Miragen Therapeutics, Inc.*	4,409	24,470
Performant Financial Corp.*,1	9,047	24,155
Aptevo Therapeutics, Inc.*	7,333	23,246
Ra Pharmaceuticals, Inc.*	3,602	22,981
Quanterix Corp.*,1	1,100	22,979
Agile Therapeutics, Inc.*,1	6,299	22,865
iRadimed Corp.*,1	1,746	22,698
Pieris Pharmaceuticals, Inc.*	2,596	22,118
Alimera Sciences, Inc.*	16,886	21,952
BioLife Solutions, Inc.*,1	4,195	21,730
Trevena, Inc.*	11,861	21,231
Neurotrope, Inc.*	2,416	20,802
Sophiris Bio, Inc.*	9,757	20,490
Five Star Senior Living, Inc.*	14,098	20,442
Senomyx, Inc.*,1	17,005	20,236
Syndax Pharmaceuticals, Inc.*,1	2,238	20,232
Cidara Therapeutics, Inc.*	3,018	20,221
Iridex Corp.*,1	3,488	20,196
PolarityTE, Inc.*,1	1,101	19,928
AcelRx Pharmaceuticals, Inc.*,1	10,665	19,197
Matinas BioPharma Holdings, Inc.*	19,300	19,092
Adamis Pharmaceuticals Corp.*,1	6,351	19,053
Navidea Biopharmaceuticals, Inc.*	49,895	18,895
KemPharm, Inc.*,1	3,228	18,884
Diversicare Healthcare Services, Inc.	2,145	18,790
Electromed, Inc.*	3,207	18,601
RCM Technologies, Inc.	2,864	18,215
PLx Pharma, Inc.*	2,506	18,169
Cleveland BioLabs, Inc.*,1	4,987	17,604
Corvus Pharmaceuticals, Inc.*,1	2,144	17,559
Universal Technical Institute, Inc.*	6,483	17,504
Lifevantage Corp.*	4,389	17,424
Apollo Endosurgery, Inc.*,1	2,640	17,371
CCA Industries, Inc.*,1	5,509	17,050
Viveve Medical, Inc.*,1	3,848	16,662
Calyxt, Inc.*,1	900	16,533
HTG Molecular Diagnostics, Inc.*	3,580	16,432
Lifeway Foods, Inc.*,1	2,413	16,312
Invuity, Inc.*,1	3,892	16,152
Leap Therapeutics, Inc.*	2,431	16,069
Spring Bank Pharmaceuticals, Inc.*,1	1,253	16,038
Vermillion, Inc.*	10,523	15,784
Applied Genetic Technologies Corp.*	4,053	15,604
Veru, Inc.*,1	11,083	15,405
Second Sight Medical Products, Inc.*,1	10,321	15,378
AstroNova, Inc.	1,129	15,185
Intersections, Inc.*	7,258	14,661
Ovid therapeutics, Inc.*,1	2,200	14,498
Stereotaxis, Inc.*	19,503	14,335
Flex Pharma, Inc.*	3,488	14,301
vTv Therapeutics, Inc. — Class A*,1	2,506	14,159
Gemphire Therapeutics, Inc.*,1	2,070	14,055
NovaBay Pharmaceuticals, Inc.*,1	4,003	13,991
Ocean Bio-Chem, Inc.[1]	3,642	13,949
CAS Medical Systems, Inc.*	12,172	13,754
Bellerophon Therapeutics, Inc.*,1	7,085	13,674
InfuSystem Holdings, Inc.*	6,002	13,504
Strongbridge Biopharma plc*	1,790	13,067
Bioanalytical Systems, Inc.*	8,043	13,030

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Consumer, Non-cyclical – 32.2% (continued)
VIVUS, Inc.*	29,855	$12,715
Digirad Corp.	6,091	12,487
Histogenics Corp.*	4,740	12,229
aTyr Pharma, Inc.*	4,145	12,228
Rexahn Pharmaceuticals, Inc.*,1	7,374	11,798
Pfenex, Inc.*	2,942	11,386
OvaScience, Inc.*,1	11,636	11,051
DLH Holdings Corp.*,1	1,876	10,975
Anthera Pharmaceuticals, Inc.*,1	5,038	10,832
Altimmune, Inc.*,1	6,841	10,809
Novan, Inc.*	3,422	10,779
Proteon Therapeutics, Inc.*	4,764	10,719
Axsome Therapeutics, Inc.*,1	4,117	10,498
Imprimis Pharmaceuticals, Inc.*,1	5,645	10,274
Oncocyte Corp.*,1	3,108	10,256
Hemispherx Biopharma, Inc.*	19,495	9,748
Cancer Genetics, Inc.*	5,722	9,727
Lincoln Educational Services Corp.*	4,953	9,559
Microbot Medical, Inc.*,1	11,568	9,552
Cesca Therapeutics, Inc.*,1	3,307	9,260
Pernix Therapeutics Holdings, Inc.*,1	3,523	9,160
Vaxart, Inc.*,1	1,633	9,112
Biolase, Inc.*	21,824	9,057
SPAR Group, Inc.*,1	7,292	9,042
CytRx Corp.*,1	5,554	8,664
GEE Group, Inc.*,1	3,220	8,469
Evoke Pharma, Inc.*,1	4,310	8,405
Proteostasis Therapeutics, Inc.*	2,685	8,028
Tracon Pharmaceuticals, Inc.*	3,487	7,759
Acer Therapeutics, Inc.*,1	431	7,724
Vical, Inc.*	4,916	7,521
Celsion Corp.*	3,500	7,490
Alphatec Holdings, Inc.*,1	2,316	7,388
BioPharmX Corp.*	27,047	6,894
Marrone Bio Innovations, Inc.*,1	6,043	6,708
Sonoma Pharmaceuticals, Inc.*,1	1,908	6,678
KalVista Pharmaceuticals, Inc.*,1	600	6,234
Tandem Diabetes Care, Inc.*	1,968	6,219
Interpace Diagnostics Group, Inc.*	6,124	6,185
Egalet Corp.*,1	8,074	6,104
SunLink Health Systems, Inc.*	4,122	5,936
Genocea Biosciences, Inc.*	5,930	5,930
Alpine Immune Sciences, Inc.*	648	5,696
Neuralstem, Inc.*,1	3,728	5,629
Onconova Therapeutics, Inc.*,1	5,147	5,610
Reed’s, Inc.*,1	3,670	5,321
Apricus Biosciences, Inc.*,1	5,610	5,161
Synthetic Biologics, Inc.*	13,953	5,023
Precision Therapeutics, Inc.*,1	4,421	4,996
CPI Card Group, Inc.*,1	1,933	4,929
Orexigen Therapeutics, Inc.*	4,558	4,831
Truett-Hurst, Inc.*	2,564	4,795
Eleven Biotherapeutics, Inc.*,1	4,764	4,526
Akers Biosciences, Inc.*	5,688	4,152
EyeGate Pharmaceuticals, Inc.*	6,458	3,680
Amedica Corp.*,1	1,716	3,638
Strata Skin Sciences, Inc.*	2,733	3,580
Hooper Holmes, Inc.*	6,644	3,322
Oragenics, Inc.*,1	1,762	3,048
Dare Bioscience, Inc.*,1	2,235	2,861
SELLAS Life Sciences Group, Inc.*,1	575	2,818
Odyssey Marine Exploration, Inc.*,1	627	2,665
Cytori Therapeutics, Inc.*	7,434	2,564
AzurRx BioPharma, Inc.*,1	985	2,561
Yield10 Bioscience, Inc.*,1	1,386	2,107
Tonix Pharmaceuticals Holding Corp.*,1	590	2,077
Senestech, Inc.*	3,450	2,036
Acura Pharmaceuticals, Inc.*	3,660	2,013
Novus Therapeutics, Inc.*,1	530	1,993
Arcadia Biosciences, Inc.*,1	439	1,949
Shineco, Inc.*,1	989	1,869
Precipio, Inc.*,1	2,562	1,640
Argos Therapeutics, Inc.*,1	1,243	1,603
Trovagene, Inc.*	5,184	1,577
Achieve Life Sciences, Inc.*	1,205	1,542
MabVax Therapeutics Holdings, Inc.*	823	1,440
ImmunoCellular Therapeutics Ltd.*	5,377	1,381
Cartesian, Inc.*	9,474	1,326
NeuroMetrix, Inc.*,1	940	1,241
Micron Solutions, Inc.*,1	268	962
Windtree Therapeutics, Inc.*	272	775
Universal Security Instruments, Inc.*	332	415
Avinger, Inc.*,1	335	372
Cenveo, Inc.*	2,704	230
Dextera Surgical, Inc.*	4,642	128
Rennova Health, Inc.*	1,056	5
Delcath Systems, Inc.*	65	1
Sorrento Tech, Inc.*,†††,3	3,741	—
Total Consumer, Non-cyclical		8,522,004

See notes to financial statements.
54 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Financial – 28.5%
Sutherland Asset Management Corp. REIT[1]	9,189	$126,808
Equity Bancshares, Inc. — Class A*	3,042	112,371
National Commerce Corp.*	2,613	112,228
United Community Financial Corp.	12,029	111,148
CNB Financial Corp.	4,116	110,638
Access National Corp.	3,936	110,011
Consolidated-Tomoka Land Co.	1,695	104,971
West Bancorporation, Inc.	4,310	104,733
CorEnergy Infrastructure Trust, Inc. REIT[1]	2,917	104,633
Southern National Bancorp of Virginia, Inc.[1]	6,610	101,662
Enterprise Bancorp, Inc.[1]	3,104	96,814
Old Second Bancorp, Inc.	6,863	94,366
First Connecticut Bancorp, Inc.	3,714	93,036
Arbor Realty Trust, Inc. REIT	10,693	91,532
Citizens & Northern Corp.	4,026	90,142
Community Healthcare Trust, Inc. REIT	3,827	90,088
Sierra Bancorp	3,449	89,743
Territorial Bancorp, Inc.	2,982	89,072
PCSB Financial Corp.*	4,596	88,197
UMH Properties, Inc. REIT	7,370	86,008
Home Bancorp, Inc.	1,988	82,502
American National Bankshares, Inc.	2,282	82,380
Health Insurance Innovations, Inc. — Class A*	2,550	79,560
Macatawa Bank Corp.	7,789	77,033
Farmers & Merchants Bancorp Incorporated/Archbold OH1	2,080	76,960
First Bancorp, Inc.[1]	2,846	76,728
MidWestOne Financial Group, Inc.	2,395	76,209
Gladstone Investment Corp.[1]	7,595	75,570
Fidus Investment Corp.	5,782	74,472
Bank of Marin Bancorp	1,116	73,823
Marlin Business Services Corp.	2,859	73,762
Bear State Financial, Inc.	7,046	72,292
Ares Commercial Real Estate Corp. REIT	5,780	71,210
Guaranty Bancshares, Inc.	2,000	71,100
Orchid Island Capital, Inc. REIT	9,870	70,965
Farmers Capital Bank Corp.	1,913	69,633
Oppenheimer Holdings, Inc. — Class A	2,617	69,481
Newtek Business Services Corp.[1]	4,027	68,016
Arlington Asset Investment Corp. — Class A1	6,254	67,668
Summit Financial Group, Inc.	2,780	66,581
Northrim BanCorp, Inc.	1,965	65,336
BSB Bancorp, Inc.*,1	2,164	62,756
Monroe Capital Corp.	4,771	61,212
Shore Bancshares, Inc.	3,537	60,200
GSV Capital Corp.*,1	7,310	59,357
Southern First Bancshares, Inc.*	1,404	59,179
Civista Bancshares, Inc.	2,592	58,398
First Internet Bancorp	1,529	57,873
Central Valley Community Bancorp	2,952	57,564
Chemung Financial Corp.	1,345	57,458
ESSA Bancorp, Inc.	3,939	57,391
Gladstone Capital Corp.	6,618	57,179
Farmland Partners, Inc. REIT	7,508	56,460
National Bankshares, Inc.[1]	1,398	55,710
Century Bancorp, Inc. — Class A	725	55,680
MBT Financial Corp.	5,401	55,090
Salisbury Bancorp, Inc.[1]	1,202	54,691
Independence Holding Co.	1,918	54,663
Southern Missouri Bancorp, Inc.	1,592	53,842
Federated National Holding Co.	3,470	53,612
WhiteHorse Finance, Inc.[1]	4,834	53,222
TriplePoint Venture Growth BDC Corp.[1]	4,562	52,463
Codorus Valley Bancorp, Inc.	2,004	52,445
Evans Bancorp, Inc.	1,208	52,065
Peoples Bancorp of North Carolina, Inc.	1,868	52,024
Hawthorn Bancshares, Inc.	2,550	51,510
Entegra Financial Corp.*	1,803	50,664
Jernigan Capital, Inc. REIT[1]	2,993	50,552
Union Bankshares, Inc.[1]	985	50,531
Unity Bancorp, Inc.	2,406	49,684
Great Ajax Corp. REIT	3,797	49,285
Investors Title Co.	254	48,895
Western New England Bancorp, Inc.	4,642	46,188
Norwood Financial Corp.	1,556	45,933
Griffin Industrial Realty, Inc.	1,263	45,923
Atlas Financial Holdings, Inc.*	2,537	44,524
Investar Holding Corp.	1,795	43,708
Timberland Bancorp, Inc.	1,510	43,111
Garrison Capital, Inc.	5,340	41,866
MidSouth Bancorp, Inc.	3,292	41,150
Riverview Bancorp, Inc.	4,521	39,062
Pacific Mercantile Bancorp*	4,663	38,470
FNB Bancorp	1,074	38,385
MutualFirst Financial, Inc.	1,073	38,306
Regional Management Corp.*	1,263	37,789
Severn Bancorp, Inc.*	5,268	37,666
Provident Bancorp, Inc.*	1,609	37,329
First United Corp.*	2,144	36,984
Horizon Technology Finance Corp.	3,467	35,953
Capstar Financial Holdings, Inc.*	1,890	35,948

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Financial – 28.5% (continued)
Stellus Capital Investment Corp.	3,141	$35,902
Bankwell Financial Group, Inc.	1,139	35,651
Owens Realty Mortgage, Inc. REIT	2,483	35,134
United Security Bancshares	3,436	35,047
SI Financial Group, Inc.	2,406	34,646
Ellington Residential Mortgage REIT[1]	3,250	34,450
Penns Woods Bancorp, Inc.	847	34,397
Bluerock Residential Growth, Inc. REIT[1]	4,509	33,953
Impac Mortgage Holdings, Inc.*,1	3,760	33,464
Cherry Hill Mortgage Investment Corp. REIT	2,029	32,707
CM Finance, Inc.	4,026	32,611
First Financial Northwest, Inc.	2,057	32,542
Two River Bancorp	1,876	32,155
C&F Financial Corp.	673	31,194
Metropolitan Bank Holding Corp.*	700	31,094
Silvercrest Asset Management Group, Inc. — Class A	2,058	31,076
Medallion Financial Corp.*,1	6,814	30,936
Elevate Credit, Inc.*,1	4,296	30,674
Gladstone Land Corp. REIT	2,438	30,377
Old Point Financial Corp.	1,192	29,919
Plumas Bancorp[1]	1,206	29,426
Bryn Mawr Bank Corp.	673	29,309
Hallmark Financial Services, Inc.*	2,940	28,900
BCB Bancorp, Inc.	1,877	28,718
HMN Financial, Inc.*	1,519	28,329
Global Medical, Inc. REIT[1]	4,291	27,892
Parke Bancorp, Inc.	1,342	27,847
Sotherly Hotels, Inc. REIT	4,500	27,315
Saratoga Investment Corp.[1]	1,237	27,041
County Bancorp, Inc.	984	26,312
AmeriServ Financial, Inc.	6,447	26,110
Premier Financial Bancorp, Inc.	1,457	25,672
Asta Funding, Inc.	2,567	25,157
PDL Community Bancorp*	1,700	24,718
Nicholas Financial, Inc.*	2,517	22,477
United Bancorp, Inc.	1,877	22,336
Riot Blockchain, Inc.[1]	2,085	22,059
American River Bankshares	1,441	22,047
Colony Bankcorp, Inc.	1,435	20,449
SB Financial Group, Inc.	1,080	20,023
Innovative Industrial Properties, Inc. REIT	800	19,968
Maui Land & Pineapple Company, Inc.*	1,782	19,780
Five Oaks Investment Corp. REIT[1]	6,113	19,745
Provident Financial Holdings, Inc.	1,072	19,532
Urstadt Biddle Properties, Inc. REIT[1]	1,194	18,746
OFS Capital Corp.[1]	1,611	18,285
Alcentra Capital Corp.[1]	2,413	18,025
American Realty Investors, Inc.*	1,332	17,796
Consumer Portfolio Services, Inc.*	4,523	17,142
Porter Bancorp, Inc.*,1	1,161	17,067
Conifer Holdings, Inc.*	3,222	16,593
AeroCentury Corp.*	1,105	16,575
First US Bancshares, Inc.[1]	1,392	16,078
Atlantic American Corp.[1]	4,794	16,060
Condor Hospitality Trust, Inc. REIT	1,530	15,591
Power REIT*	2,413	14,719
HopFed Bancorp, Inc.	901	13,848
Emergent Capital, Inc.*	34,828	13,583
US Global Investors, Inc. — Class A	3,973	13,508
Security National Financial Corp. — Class A*	2,459	12,418
Manning & Napier, Inc. — Class A	3,814	11,442
Westbury Bancorp, Inc.*	449	10,035
Harvest Capital Credit Corp.	901	9,749
BRT Realty Trust REIT	901	9,406
Wheeler Real Estate Investment Trust, Inc. REIT[1]	1,758	8,825
1347 Property Insurance Holdings, Inc.*	1,061	7,056
Carolina Trust Bancshares, Inc.*,1	537	4,838
Clipper Realty, Inc. REIT[1]	539	4,797
RAIT Financial Trust REIT	25,598	4,608
Cohen & Company, Inc.	332	3,493
Fifth Street Asset Management, Inc.[1]	2,695	2,813
Randolph Bancorp, Inc.*,1	179	2,787
FC Global Realty, Inc.*	2,931	2,755
GlassBridge Enterprises, Inc.*	1,135	1,509
Eagle Financial Bancorp, Inc.*	90	1,440
Global Brokerage, Inc.*,1	4,118	1,359
Glen Burnie Bancorp	90	1,080
Crossroads Capital, Inc.*,†††,3	6,890	—
Total Financial		7,572,549

Consumer, Cyclical – 9.8%
Freshpet, Inc.*	6,465	129,300
Beazer Homes USA, Inc.*	7,640	120,101
Malibu Boats, Inc. — Class A*	3,703	118,681
Hooker Furniture Corp.	3,069	114,627
Spartan Motors, Inc.	7,039	103,825
Golden Entertainment, Inc.*	3,423	95,468
Bassett Furniture Industries, Inc.	2,909	93,670
Culp, Inc.	2,920	81,176
Reading International, Inc. — Class A*	4,882	80,065
Commercial Vehicle Group, Inc.*	7,091	71,619

See notes to financial statements.
56 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Consumer, Cyclical – 9.8% (continued)
RCI Hospitality Holdings, Inc.	2,391	$64,581
Superior Uniform Group, Inc.	2,342	58,784
Del Frisco’s Restaurant Group, Inc.*	3,443	57,326
America’s Car-Mart, Inc.*	1,163	56,638
Nathan’s Famous, Inc.	850	55,293
Miller Industries, Inc.	2,229	54,276
Flexsteel Industries, Inc.	1,344	52,228
Town Sports International Holdings, Inc.*	7,956	46,145
BlueLinx Holdings, Inc.*	2,951	44,619
Skyline Corp.*	2,073	44,341
J Alexander’s Holdings, Inc.*	4,398	43,540
Build-A-Bear Workshop, Inc. — Class A*	4,655	42,361
MCBC Holdings, Inc.*	1,621	39,731
Jamba, Inc.*,1	4,556	39,273
Destination XL Group, Inc.*,1	15,530	38,049
Century Casinos, Inc.*	4,574	36,455
Clarus Corp.*,1	5,249	35,168
Escalade, Inc.	2,836	34,458
Lifetime Brands, Inc.	2,453	34,219
Red Lion Hotels Corp.*	3,473	33,688
Castle Brands, Inc.*,1	29,041	33,688
EnviroStar, Inc.	973	33,568
Strattec Security Corp.	974	33,555
New York & Company, Inc.*	12,420	33,161
Gaia, Inc.*	2,502	32,151
Delta Apparel, Inc.*	1,763	31,822
Rocky Brands, Inc.	1,726	31,759
Boot Barn Holdings, Inc.*,1	1,801	31,734
New Home Company, Inc.*	2,562	28,797
Kewaunee Scientific Corp.	876	26,061
Lakeland Industries, Inc.*	1,788	23,512
Tandy Leather Factory, Inc.*,1	3,217	23,484
Luby’s, Inc.*	8,091	22,655
Educational Development Corp.*	1,077	20,840
Famous Dave’s of America, Inc.*,1	3,039	20,513
Noodles & Co.*	3,151	19,536
Stage Stores, Inc.[1]	8,593	16,327
Bravo Brio Restaurant Group, Inc.*	4,827	16,171
Nevada Gold & Casinos, Inc.*	6,306	15,134
Peak Resorts, Inc.	2,552	13,015
Nova Lifestyle, Inc.*,1	5,281	12,041
Crown Crafts, Inc.	1,790	11,635
PCM, Inc.*	1,602	11,374
Destination Maternity Corp.*	5,325	11,289
Virco Manufacturing Corp.	2,330	10,485
Dover Motorsports, Inc.	4,737	9,948
Inspired Entertainment, Inc.*	1,778	9,601
Forward Industries, Inc.*,1	5,843	9,173
Christopher & Banks Corp.*	7,787	8,877
Diversified Restaurant Holdings, Inc.*	5,716	8,631
Unique Fabricating, Inc.	1,074	8,270
Papa Murphy’s Holdings, Inc.*	1,679	7,975
bebe stores, Inc.*	1,079	6,970
Rave Restaurant Group, Inc.*,1	4,241	6,446
Cinedigm Corp. — Class A*	4,553	5,691
Trans World Entertainment Corp.*	3,319	5,476
Kona Grill, Inc.*,1	2,993	5,387
Comstock Holding Companies, Inc.*,1	2,940	4,939
Cherokee, Inc.*	2,611	4,178
Koss Corp.*	1,192	2,360
Ark Restaurants Corp.	90	2,256
Bon-Ton Stores, Inc.*	9,398	544
Total Consumer, Cyclical		2,590,734

Industrial – 9.7%
ZAGG, Inc.*	5,994	90,210
Energous Corp.*,1	4,087	90,118
VSE Corp.	1,824	88,464
Covenant Transportation Group, Inc. — Class A*	3,349	86,471
IES Holdings, Inc.*,1	5,632	86,451
Sterling Construction Company, Inc.*	5,991	72,371
Hurco Companies, Inc.	1,695	70,936
Heritage-Crystal Clean, Inc.*	3,533	70,660
Advanced Emissions Solutions, Inc.[1]	6,351	61,224
Eagle Bulk Shipping, Inc.*,1	12,189	59,239
Hudson Technologies, Inc.*,1	9,400	57,340
Key Technology, Inc.*	2,141	57,229
Layne Christensen Co.*	3,666	56,823
NVE Corp.	773	53,731
DMC Global, Inc.	2,506	53,127
LSI Industries, Inc.	6,397	49,960
Synalloy Corp.	3,254	44,580
Napco Security Technologies, Inc.*	4,320	43,632
USA Truck, Inc.*	1,700	43,452
Pure Cycle Corp.*	5,231	41,586
UFP Technologies, Inc.*,1	1,452	41,309
Hardinge, Inc.	2,244	41,177
Ultralife Corp.*	5,004	40,282
Sparton Corp.*	1,741	39,468
Gencor Industries, Inc.*	2,316	37,404
Allied Motion Technologies, Inc.	1,160	36,366

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Industrial – 9.7% (continued)
Manitex International, Inc.*	3,423	$35,907
Iteris, Inc.*,1	6,402	35,659
CryoPort, Inc.*	3,843	34,818
Core Molding Technologies, Inc.	1,887	34,343
CyberOptics Corp.*,1	2,055	33,702
Intevac, Inc.*	5,408	32,718
Goldfield Corp.*	6,923	32,538
Eastern Co.	1,252	31,926
CECO Environmental Corp.	7,451	30,624
PAM Transportation Services, Inc.*	871	30,058
Lawson Products, Inc.*	1,194	28,000
LRAD Corp.*	12,781	27,607
Willis Lease Finance Corp.*	984	26,863
UQM Technologies, Inc.*	20,646	25,808
Xerium Technologies, Inc.*,1	4,359	25,369
Aspen Aerogels, Inc.*	5,428	24,969
IntriCon Corp.*	1,292	24,031
Akoustis Technologies, Inc.*	4,000	23,040
CPI Aerostructures, Inc.*	2,770	22,714
Arotech Corp.*,1	6,803	22,450
MicroVision, Inc.*,1	19,785	21,763
Ballantyne Strong, Inc.*	4,112	20,766
Perma-Pipe International Holdings, Inc.*	2,234	19,659
Innovative Solutions & Support, Inc.*	5,899	19,113
Ecology and Environment, Inc. — Class A	1,678	18,878
Global Power Equipment Group, Inc.*	5,987	18,739
CUI Global, Inc.*,1	6,100	17,385
Identiv, Inc.*	4,109	15,902
IEC Electronics Corp.*	3,758	15,859
Revolution Lighting Technologies, Inc.*,1	4,346	14,820
American Superconductor Corp.*,1	3,061	14,479
Capstone Turbine Corp.*	15,483	14,204
CVD Equipment Corp.*,1	1,510	13,303
SigmaTron International, Inc.*	1,747	12,404
Taylor Devices, Inc.*	1,085	11,957
Broadwind Energy, Inc.*	5,326	11,824
Aqua Metals, Inc.*,1	5,027	11,612
Tecogen, Inc.*,1	4,853	10,774
ClearSign Combustion Corp.*,1	4,740	10,665
Power Solutions International, Inc.*,1	1,621	10,618
Willbros Group, Inc.*	11,082	10,508
Document Security Systems, Inc.*,1	9,328	10,261
NXT-ID, Inc.*,1	4,118	10,171
Orion Energy Systems, Inc.*	11,888	10,105
Frequency Electronics, Inc.*	1,079	9,970
Chicago Rivet & Machine Co.	300	9,900
Resonant, Inc.*,1	2,270	9,080
Research Frontiers, Inc.*	7,697	7,158
Superconductor Technologies, Inc.*,1	5,657	6,788
EnSync, Inc.*	17,838	6,422
Clean Diesel Technologies, Inc.*,1	5,493	6,317
P&F Industries, Inc. — Class A	804	6,263
Digital Ally, Inc.*,1	2,427	6,189
Astrotech Corp.*,1	1,808	5,189
Sypris Solutions, Inc.*	3,692	5,095
American Electric Technologies, Inc.*,1	3,565	4,813
LS Starrett Co. — Class A	541	4,599
Appliance Recycling Centers of America, Inc.*	5,094	4,545
ENGlobal Corp.*	5,721	4,520
Fuel Tech, Inc.*	3,603	3,927
Energy Focus, Inc.*	1,508	3,860
Industrial Services of America, Inc.*	1,789	3,828
Sino-Global Shipping America Ltd.*,1	1,879	3,532
Turtle Beach Corp.*	7,835	3,529
Quest Resource Holding Corp.*,1	1,432	3,064
Applied DNA Sciences, Inc.*,1	2,000	2,900
Giga-Tronics, Inc.*	7,666	2,606
Limbach Holdings, Inc.*	179	2,184
Fenix Parts, Inc.*,1	5,663	2,107
SIFCO Industries, Inc.*	358	1,790
Continental Materials Corp.*	90	1,746
Polar Power, Inc.*,1	299	1,268
Total Industrial		2,575,712

Technology – 6.5%
Model N, Inc.*	6,356	108,688
Tabula Rasa HealthCare, Inc.*	3,231	104,394
USA Technologies, Inc.*,1	11,223	91,467
Immersion Corp.*,1	7,336	85,024
Digimarc Corp.*,1	2,798	72,468
AXT, Inc.*	9,156	68,441
Mitek Systems, Inc.*	8,578	65,622
CommerceHub, Inc.*,1	3,047	60,392
Upland Software, Inc.*,1	2,161	51,561
American Software, Inc. — Class A	3,997	49,723
QAD, Inc. — Class B	1,423	49,520
Amber Road, Inc.*	4,771	43,416
Simulations Plus, Inc.	2,591	40,290
EMCORE Corp.*	7,037	37,296
Pixelworks, Inc.*	8,259	36,340
Asure Software, Inc.*,1	2,416	34,428

See notes to financial statements.
58 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Technology – 6.5% (continued)
QuickLogic Corp.*,1	20,497	$33,000
PAR Technology Corp.*	2,950	32,568
Luna Innovations, Inc.*	12,021	31,976
Datawatch Corp.*	3,218	30,088
GSI Technology, Inc.*,1	3,962	29,953
Richardson Electronics Ltd.	3,625	29,109
Computer Task Group, Inc.*	3,537	28,190
GSE Systems, Inc.*	8,022	26,874
ExOne Co.*	3,169	26,493
TransAct Technologies, Inc.	1,800	24,930
Adesto Technologies Corp.*	3,688	23,787
Seachange International, Inc.*	7,700	23,716
Inseego Corp.*,1	12,066	22,563
SharpSpring, Inc.*,1	4,111	20,473
Amtech Systems, Inc.*	2,518	19,112
WidePoint Corp.*	40,666	18,706
CSP, Inc.	1,438	16,882
Evolving Systems, Inc.*	3,061	16,682
Mattersight Corp.*,1	6,851	16,100
Mastech Digital, Inc.*	1,342	15,581
Aehr Test Systems*	6,333	14,502
Smith Micro Software, Inc.*,1	6,684	14,437
Intermolecular, Inc.*	9,582	13,894
Zedge, Inc. — Class B*	4,202	13,867
Icad, Inc.*	3,843	13,182
StarTek, Inc.*	1,164	12,571
Innodata, Inc.*	10,367	12,026
Socket Mobile, Inc.*	3,039	11,700
Medical Transcription Billing Corp.*,1	2,954	11,698
eMagin Corp.*	7,775	11,662
CCUR Holdings, Inc.	2,161	11,561
Veritone, Inc.*,1	800	11,160
Data I/O Corp.*	1,350	11,043
Echelon Corp.*	2,269	10,687
Everspin Technologies, Inc.*,1	1,342	10,320
Atomera, Inc.*,1	1,520	9,318
Radisys Corp.*,1	9,205	7,916
Streamline Health Solutions, Inc.*	4,143	7,706
Xplore Technologies Corp.*	2,506	7,693
Netlist, Inc.*,1	22,379	6,613
Sonic Foundry, Inc.*	1,701	3,997
Wayside Technology Group, Inc.	270	3,780
ShiftPixy, Inc.*,1	1,432	3,494
Issuer Direct Corp.	179	3,133
FalconStor Software, Inc.*	15,202	2,242
DropCar, Inc.*,1	851	1,881
Inventergy Global, Inc.*	11,183	705
Inpixon*,1	445	570
Total Technology		1,729,211

Energy – 5.1%
Stone Energy Corp.*	4,959	150,059
Natural Gas Services Group, Inc.*	3,423	85,233
Renewable Energy Group, Inc.*,1	7,647	84,882
Midstates Petroleum Company, Inc.*	6,077	81,918
Panhandle Oil and Gas, Inc. — Class A	4,388	78,326
SilverBow Resources, Inc.*	2,590	71,924
Evolution Petroleum Corp.	8,281	66,662
Zion Oil & Gas, Inc.*,1	16,362	66,430
Enphase Energy, Inc.*	19,605	65,088
Trecora Resources*	5,138	57,032
Approach Resources, Inc.*,1	17,585	51,172
Pioneer Energy Services Corp.*	17,968	49,412
ION Geophysical Corp.*	1,710	48,051
Gulfmark Offshore, Inc.*,1	1,432	42,244
Gastar Exploration, Inc.*,1	59,677	40,371
Lilis Energy, Inc.*,1	10,934	40,128
Adams Resources & Energy, Inc.	1,007	39,777
Pacific Ethanol, Inc.*	8,580	35,178
Dawson Geophysical Co.*	5,438	29,963
Comstock Resources, Inc.*	3,935	26,915
Isramco, Inc.*	192	20,141
VAALCO Energy, Inc.*	20,262	17,425
Mitcham Industries, Inc.*	4,737	16,674
Superior Drilling Products, Inc.*,1	9,894	15,039
Voc Energy Trust[1]	2,611	12,481
PetroQuest Energy, Inc.*	7,549	10,644
US Energy Corporation Wyoming*	7,345	9,402
Mexco Energy Corp.*,1	2,086	7,301
Vertex Energy, Inc.*	7,832	7,127
Barnwell Industries, Inc.*	2,940	5,792
Real Goods Solar, Inc. — Class A*,1	4,613	5,259
Gevo, Inc.*,1	8,173	3,690
Houston American Energy Corp.*	12,083	3,262
Yuma Energy, Inc.*,1	2,791	3,154
FuelCell Energy, Inc.*	1,778	2,934
Rex Energy Corp.*,1	2,943	2,718
Tengasco, Inc.*	2,727	1,830
ZaZa Energy Corp.*	17,305	401

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Energy – 5.1% (continued)
Camber Energy, Inc.*	1,663	$145
Harvest Natural Resources, Inc.*,†††,3	4,543	—
Total Energy		1,356,184

Communications – 5.0%
Hawaiian Telcom Holdco, Inc.*	2,566	72,284
Zix Corp.*	13,456	54,497
HC2 Holdings, Inc.*	10,704	53,092
Clearfield, Inc.*,1	3,569	48,182
Preformed Line Products Co.	771	46,869
eGain Corp.*	5,882	45,586
Remark Holdings, Inc.*,1	5,821	43,541
Meet Group, Inc.*	15,729	41,210
Tessco Technologies, Inc.	1,848	40,933
KVH Industries, Inc.*	3,760	38,352
Lee Enterprises, Inc.*	15,212	37,269
Saga Communications, Inc. — Class A	941	36,699
UTStarcom, Inc.*,1	6,152	33,898
Telaria, Inc.*	8,597	33,099
AH Belo Corp. — Class A	6,260	32,239
Ooma, Inc.*	2,794	29,756
Corindus Vascular Robotics, Inc.*,1	29,737	29,737
Leaf Group Ltd.*	3,500	26,950
Townsquare Media, Inc. — Class A*	3,754	26,128
Alaska Communications Systems Group, Inc.*	12,333	26,023
ID Systems, Inc.*	3,397	24,832
Aviat Networks, Inc.*	1,424	23,880
Steel Connect, Inc.*	9,995	23,488
RF Industries Ltd.[1]	6,948	21,886
AutoWeb, Inc.*	3,015	21,286
Emmis Communications Corp. — Class A*	4,697	19,587
Fusion Telecommunications International, Inc.*	6,302	18,339
Support.com, Inc.*	6,650	18,221
Westell Technologies, Inc. — Class A*	5,318	17,230
TheStreet.com, Inc.*	13,606	16,599
ClearOne, Inc.	2,057	16,456
PC-Telephone, Inc.	2,338	16,389
Beasley Broadcast Group, Inc. — Class A1	1,560	16,380
Aware, Inc.*	3,691	15,318
RELM Wireless Corp.	4,184	14,853
LightPath Technologies, Inc. — Class A*,1	6,837	14,563
Salem Media Group, Inc. — Class A	3,304	13,712
Optical Cable Corp.*	5,630	13,512
Lantronix, Inc.*	5,334	12,482
Harte-Hanks, Inc.*	1,431	12,464
Airgain, Inc.*	1,341	12,243
Urban One, Inc.*	7,089	12,051
Globalscape, Inc.	3,255	11,327
Synacor, Inc.*	5,559	11,118
US Auto Parts Network, Inc.*	5,310	10,992
Aerohive Networks, Inc.*,1	2,614	10,953
Communications Systems, Inc.	3,118	10,632
EVINE Live, Inc.*	8,780	9,921
Rhythmone plc*	3,090	9,706
iPass, Inc.*	21,100	8,550
Net Element, Inc.*,1	1,424	8,302
xG Technology, Inc.*,1	5,570	7,909
Inuvo, Inc.*	8,048	7,000
Xcel Brands, Inc.*,1	1,969	6,793
Marin Software, Inc.*,1	860	6,708
Wireless Telecom Group, Inc.*	2,981	6,230
BroadVision, Inc.*	2,056	5,757
NTN Buzztime, Inc.*,1	894	5,745
Value Line, Inc.	268	4,980
Spherix, Inc.*	3,486	4,776
Connecture, Inc.*,1	8,497	2,991
CafePress, Inc.*	1,955	2,972
Spanish Broadcasting System, Inc. — Class A*,1	5,295	1,694
FunctionX, Inc.*	1,681	81
Total Communications		1,327,252

Basic Materials – 2.0%
Landec Corp.*	6,817	88,621
Codexis, Inc.*,1	9,075	86,666
Universal Stainless & Alloy Products, Inc.*	2,496	63,373
Intrepid Potash, Inc.*,1	17,554	58,104
Uranium Energy Corp.*,1	37,908	49,280
United States Lime & Minerals, Inc.	481	34,252
Oil-Dri Corporation of America	879	31,697
Orchids Paper Products Co.*,1	2,881	30,827
Northern Technologies International Corp.	1,146	25,498
Shiloh Industries, Inc.*	2,680	19,537
General Moly, Inc.*	19,788	7,777
US Antimony Corp.*	25,261	6,947
Golden Minerals Co.*	15,730	5,899
Westwater Resources, Inc.*,1	6,862	5,147
Friedman Industries, Inc.	630	3,818
Total Basic Materials		517,443

Utilities – 0.6%
Artesian Resources Corp. — Class A	1,857	61,448
RGC Resources, Inc.[1]	1,815	45,284
Global Water Resources, Inc.	3,673	31,404

See notes to financial statements.
60 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Utilities – 0.6% (continued)
US Geothermal, Inc.*	4,555	$24,369
Synthesis Energy Systems, Inc.*,1	2,981	7,751
Total Utilities		170,256

Consumer Cyclical – 0.0%
Dogness International Corp*	2,700	10,638

Health Care – 0.0%
Intrexon Contingent*,†††,3	805	—
Total Common Stocks
(Cost $25,290,118)		26,371,983

ROYALTY TRUST† – 0.3%

Energy – 0.3%
Pacific Coast Oil Trust	13,231	30,034
Cross Timbers Royalty Trust	1,876	28,346
Enduro Royalty Trust[1]	6,794	22,081
Hugoton Royalty Trust	9,117	8,035
Total Royalty Trust
(Cost $97,227)		88,496

RIGHTS††† – 0.0%
Tobira Therapeutics, Inc.
Expires 11/02/18*,3	1,799	—
Total Rights
(Cost $108)		—

CLOSED-END FUNDS† – 0.1%
180 Degree Capital Corp.*,1	15,461	28,758
Total Closed-End Funds
(Cost $22,495)		28,758

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 – 16.3%
Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.37%
due 03/01/18	$1,007,874	1,007,874
HSBC Securities (USA), Inc.
issued 02/28/18 at 1.37%
due 03/01/18	1,007,874	1,007,874
Daiwa Capital Markets America
issued 02/28/18 at 1.37%
due 03/01/18	1,007,874	1,007,874
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.35%
due 03/01/18	1,007,874	1,007,874
Deutsche Bank Securities, Inc.
issued 02/28/18 at 1.39%
due 03/01/18	298,631	298,631
Total Securities Lending Collateral
(Cost $4,330,127)		4,330,127
Total Investments – 116.1%
(Cost $29,740,075)		$30,819,364
Other Assets & Liabilities, net – (16.1)%		(4,271,004)
Total Net Assets – 100.0%		$26,548,360

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Securities lending collateral — See Note 6.
3	Security was fair valued by the Valuation Committee at February 28, 2018. The total market value of fair valued securities amounts to $0, (cost $9,958) or 0.0% of total net assets.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
Country	% of Long-Term Investments
United States	99.3%
Marshall Islands	0.2%
Cayman Islands	0.2%
Canada	0.2%
Germany	0.1%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF continued

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Closed-End Funds	$28,758	$—	$—		$28,758
Common Stocks	26,284,407	87,576	—	*	26,371,983
Rights	—	—	—	*	—	*
Royalty Trust	88,496	—	—		88,496
Securities Lending
Collateral	—	4,330,127	—		4,330,127
Total Assets	$26,401,661	$4,417,703	$—	*	$30,819,364

* Includes securities with a market value of $0

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, the fund had a security with a total value of $87,576 transfer from Level 1 to Level 2 due to changes in securities valuation methods and availability of observable inputs. There were no other transfers between levels.

See notes to financial statements.
62 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WREI Wilshire US REIT ETF

	Shares	Value
COMMON STOCKS† – 99.3%
REITS – 99.3%
REITs-Apartments – 16.3%
AvalonBay Communities, Inc.	2,627	$409,865
Equity Residential	6,993	393,216
Essex Property Trust, Inc.	1,257	281,354
Mid-America Apartment Communities, Inc.	2,155	184,942
UDR, Inc.	5,077	170,689
Camden Property Trust	1,763	140,529
Apartment Investment & Management Co. — Class A	2,987	115,477
American Homes 4 Rent — Class A	5,476	105,084
Invitation Homes, Inc.	4,432	96,396
American Campus Communities, Inc.	2,595	94,666
Education Realty Trust, Inc.	1,449	45,122
NexPoint Residential Trust, Inc.	347	8,366
Total REITs-Apartments		2,045,706

REITs-Diversified – 14.7%
Equinix, Inc.	1,488	583,445
Digital Realty Trust, Inc.	3,910	393,502
Vornado Realty Trust	3,603	239,491
Duke Realty Corp.	6,777	167,866
Forest City Realty Trust, Inc. — Class A	4,720	100,394
Cousins Properties, Inc.	8,061	67,229
CoreSite Realty Corp.	657	61,659
PS Business Parks, Inc.	522	57,869
Retail Properties of America, Inc. — Class A	4,268	51,045
STAG Industrial, Inc.	1,770	40,303
Washington Real Estate Investment Trust	1,476	37,313
American Assets Trust, Inc.	904	28,675
NorthStar Realty Europe Corp.	1,060	10,897
Investors Real Estate Trust	2,313	10,755
Total REITs-Diversified		1,850,443

REITs-Office Property – 13.8%
Boston Properties, Inc.	2,937	349,121
Alexandria Real Estate Equities, Inc.	2,050	248,686
SL Green Realty Corp.	1,867	180,950
Kilroy Realty Corp.	1,863	126,870
Douglas Emmett, Inc.	3,225	115,294
Hudson Pacific Properties, Inc.	2,980	94,079
Highwoods Properties, Inc.	1,950	83,870
JBG SMITH Properties	2,223	72,581
Equity Commonwealth*	2,381	70,049
Paramount Group, Inc.	4,077	56,874
Brandywine Realty Trust	3,366	52,712
Piedmont Office Realty Trust, Inc. — Class A	2,710	48,672
Corporate Office Properties Trust	1,909	47,649
Columbia Property Trust, Inc.	2,279	47,472
Empire State Realty Trust, Inc. — Class A	1,857	31,309
Mack-Cali Realty Corp.	1,726	29,152
Government Properties Income Trust	1,845	25,313
Tier REIT, Inc.	918	17,056
Franklin Street Properties Corp.	2,058	16,649
Easterly Government Properties, Inc.	839	15,975
New York REIT, Inc.*	3,223	6,994
Total REITs-Office Property		1,737,327

REITs-Regional Malls – 11.2%
Simon Property Group, Inc.	5,912	907,551
GGP, Inc.	10,260	217,204
Macerich Co.	2,052	120,945
Taubman Centers, Inc.	1,165	68,106
Tanger Factory Outlet Centers, Inc.	1,821	40,645
Washington Prime Group, Inc.	3,565	23,351
CBL & Associates Properties, Inc.[1]	3,284	15,205
Pennsylvania Real Estate Investment Trust	1,341	14,000
Total REITs-Regional Malls		1,407,007

REITs-Health Care – 10.8%
Welltower, Inc.	7,035	369,338
Ventas, Inc.	6,766	326,933
HCP, Inc.	8,900	192,596
Healthcare Trust of America, Inc. — Class A	3,921	97,437
Omega Healthcare Investors, Inc.[1]	3,785	96,442
Senior Housing Properties Trust	4,486	67,918
Healthcare Realty Trust, Inc.	2,376	63,083
Sabra Health Care REIT, Inc.	3,340	56,379
National Health Investors, Inc.	786	50,988
Quality Care Properties, Inc.*	1,800	22,302
Universal Health Realty Income Trust	245	13,563
Total REITs-Health Care		1,356,979

REITs-Warehouse/Industries – 9.1%
Prologis, Inc.	10,114	613,718
Liberty Property Trust	2,788	109,457
DCT Industrial Trust, Inc.	1,772	98,080
CyrusOne, Inc.	1,738	86,726
First Industrial Realty Trust, Inc.	2,301	64,497
EastGroup Properties, Inc.	658	53,318
Rexford Industrial Realty, Inc.	1,387	37,449
Terreno Realty Corp.	1,044	34,776
QTS Realty Trust, Inc. — Class A	694	22,395
Monmouth Real Estate Investment Corp.	1,426	20,135
Total REITs-Warehouse/Industries		1,140,551

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WREI Wilshire US REIT ETF continued

	Shares	Value
COMMON STOCKS† – 99.3% (continued)
REITS – 99.3% (continued)
REITs-Storage – 7.6%
Public Storage	2,944	$572,431
Extra Space Storage, Inc.	2,397	203,865
CubeSmart	3,459	92,736
Life Storage, Inc.	878	68,976
National Storage Affiliates Trust	948	23,254
Total REITs-Storage		961,262

REITs-Shopping Centers – 6.9%
Regency Centers Corp.	2,871	166,834
Federal Realty Investment Trust	1,380	157,237
Kimco Realty Corp.	8,061	120,593
Brixmor Property Group, Inc.	5,802	90,163
Weingarten Realty Investors	2,464	66,848
DDR Corp.	6,212	48,454
Urban Edge Properties	2,074	44,757
Acadia Realty Trust	1,606	38,672
Retail Opportunity Investments Corp.	2,106	36,139
Kite Realty Group Trust	1,605	24,300
Alexander’s, Inc.	51	18,632
Ramco-Gershenson Properties Trust	1,523	17,941
Urstadt Biddle Properties, Inc. — Class A	756	13,245
Saul Centers, Inc.	238	11,645
Cedar Realty Trust, Inc.	1,753	6,959
Total REITs-Shopping Centers		862,419

REITs-Hotels – 6.7%
Host Hotels & Resorts, Inc.	14,048	260,731
Hospitality Properties Trust	3,104	78,966
Apple Hospitality REIT, Inc.	4,282	72,751
Ryman Hospitality Properties, Inc.	982	67,719
RLJ Lodging Trust	3,353	66,423
Sunstone Hotel Investors, Inc.	4,324	62,395
LaSalle Hotel Properties	2,173	53,304
Pebblebrook Hotel Trust	1,324	45,029
DiamondRock Hospitality Co.	3,843	39,506
Chesapeake Lodging Trust	1,154	29,842
Summit Hotel Properties, Inc.	2,002	26,366
Chatham Lodging Trust	868	15,789
Hersha Hospitality Trust	802	13,474
Ashford Hospitality Trust, Inc.	1,646	9,069
Ashford Hospitality Prime, Inc.	577	4,962
Total REITs-Hotels		846,326

REITs-Manufactured Homes – 2.2%
Equity LifeStyle Properties, Inc.	1,671	141,383
Sun Communities, Inc.	1,515	132,653
Total REITs-Manufactured Homes		274,036
Total REITS		12,482,056
Total Common Stocks
(Cost $14,325,515)		12,482,056

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 – 0.9%
Repurchase Agreements
Citibank
issued 02/28/18 at 1.35%
due 03/01/18	$112,764	112,764
Total Securities Lending Collateral
(Cost $112,764)		112,764
Total Investments – 100.2%
(Cost $14,438,279)		$12,594,820
Other Assets & Liabilities, net – (0.2)%		(22,907)
Total Net Assets – 100.0%		$12,571,913

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Securities lending collateral — See Note 6.

REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
Country	% of Long-Term Investments
United States	100.0%

See notes to financial statements.
64 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

WREI Wilshire US REIT ETF continued

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,482,056	$—	$—	$12,482,056
Securities Lending
Collateral	—	112,764	—	112,764
Total Assets	$12,482,056	$112,764	$—	$12,594,820

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 65

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)	February 28, 2018

	Guggenheim BRIC ETF (EEB	)	Guggenheim Defensive Equity ETF (DEF	)	Guggenheim Dow Jones Industrial Average Dividend ETF (DJD	)	Guggenheim Insider Sentiment ETF (NFO	)
ASSETS:
Investments, at value — including securities on loan	$93,124,720		$181,646,688		$20,163,470		$71,817,771
Repurchase agreements, at value	5,873,894		—		—		693,747
Cash	4,327		556,932		85,281		216,364
Prepaid expenses	594		—		—		5
Receivables:
Dividends	219,210		277,023		66,934		76,825
Securities lending income	13,155		453		—		823
Tax reclaims	—		9,130		—		9,667
Total assets	99,235,900		182,490,226		20,315,685		72,815,202
LIABILITIES:
Payable for:
Upon return of securities loaned	5,873,894		—		—		693,747
Management fees	32,368		58,345		4,228		24,957
Professional fees	24,984		32,302		—		31,119
Custodian fees	2,822		11,332		—		5,951
Printing fees	10,793		12,993		—		8,374
Intraday valuation fees	2,012		1,532		—		1,985
Fund shares redeemed	—		8,609		—		—
Other liabilities	4,776		8,333		—		13,481
Total liabilities	5,951,649		133,446		4,228		779,614
NET ASSETS	$93,284,251		$182,356,780		$20,311,457		$72,035,588
NET ASSETS CONSIST OF:
Paid-in capital	$356,290,061		$195,619,019		$18,730,378		$126,246,979
Undistributed net investment income	144,559		403,273		87,297		28,154
Accumulated net realized gain (loss) on investments	(276,138,856)		(33,051,670)		340,446		(60,660,332)
Net unrealized appreciation on investments	12,988,487		19,386,158		1,153,336		6,420,787
NET ASSETS	$93,284,251		$182,356,780		$20,311,457		$72,035,588
Shares outstanding ($0.01 par value with unlimited amount authorized)	2,350,800		3,900,000		600,000		1,150,800
Net asset value	$39.68		$46.76		$33.85		$62.60
Investments in securities, at cost	80,136,233		162,260,530		19,010,134		65,396,984
Repurchase agreements, at cost	5,873,894		—		—		693,747
Securities on loan, at value	5,681,598		—		—		1,411,808

See notes to financial statements.
66 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) continued	February 28, 2018

	Guggenheim Mid-Cap Core ETF (CZA	)	Guggenheim Multi-Asset Income ETF (CVY )	Guggenheim Raymond James SB-1 Equity ETF (RYJ	)
ASSETS:
Investments, at value — including securities on loan	$248,630,505		$299,070,929	$185,346,419
Repurchase agreements, at value	4,828,118		11,802,402	6,579,496
Cash	911,651		809,218	391,984
Prepaid expenses	—		1,785	—
Receivables:
Investments sold	35,102		—	5,523,312
Securities lending income	9,113		17,458	25,466
Dividends	445,201		907,013	74,628
Tax reclaims	691		154,695	6,028
Total assets	254,860,381		312,763,500	197,947,333
LIABILITIES:
Payable for:
Investments purchased	—		—	5,680,465
Upon return of securities loaned	4,828,118		11,802,402	6,579,496
Fund shares redeemed	—		15,869	—
Management fees	83,754		103,794	108,396
Professional fees	26,504		24,621	—
Intraday valuation fees	171		1,655	—
Other liabilities	93,895		153,882	—
Total liabilities	5,032,442		12,102,223	12,368,357
NET ASSETS	$249,827,939		$300,661,277	$185,578,976
NET ASSETS CONSIST OF:
Paid-in capital	$259,334,055		$679,531,741	$217,991,111
Undistributed (distributions in excess of) net investment income	2,265,676		(689,309)	944,993
Accumulated net realized gain (loss) on investments	(23,869,705)		(382,919,041)	(53,292,398)
Net unrealized appreciation on investments	12,097,913		4,737,886	19,935,270
NET ASSETS	$249,827,939		$300,661,277	$185,578,976
Shares outstanding ($0.01 par value with unlimited amount authorized)	3,850,000		13,800,800	4,322,822
Net asset value	$64.89		$21.79	$42.93
Investments in securities, at cost	236,532,592		294,333,043	165,411,149
Repurchase agreements, at cost	4,828,118		11,802,402	6,579,496
Securities on loan, at value	4,793,056		11,368,569	9,139,829

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 67

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) continued	February 28, 2018

	Guggenheim S&P Spin-Off ETF (CSD )	Wilshire Micro-Cap ETF (WMCR	)	Wilshire US REIT ETF (WREI )
ASSETS:
Investments, at value — including securities on loan	$208,665,864	$26,489,237		$12,482,056
Repurchase agreements, at value	2,481,103	4,330,127		112,764
Cash	188,419	62,342		79,471
Receivables:
Dividends	92,624	—		13,406
Securities lending income	2,265	27,071		125
Investments sold	—	6,475		—
Total assets	211,430,275	30,915,252		12,687,822
LIABILITIES:
Payable for:
Upon return of securities loaned	2,481,103	4,330,127		112,764
Management fees	109,444	10,272		3,145
Professional fees	14,623	—		—
Intraday valuation fees	2,486	—		—
Investments purchased	—	26,414		—
Other liabilities	97,461	79		—
Total liabilities	2,705,117	4,366,892		115,909
NET ASSETS	$208,725,158	$26,548,360		$12,571,913
NET ASSETS CONSIST OF:
Paid-in capital	$295,125,056	$27,999,910		$14,267,827
Undistributed (distributions in excess of) net investment income	(198,399)	86,498		(96,125)
Accumulated net realized gain (loss) on investments	(122,196,034)	(2,617,337)		243,670
Net unrealized appreciation (depreciation) on investments	35,994,535	1,079,289		(1,843,459)
NET ASSETS	$208,725,158	$26,548,360		$12,571,913
Shares outstanding ($0.01 par value with unlimited amount authorized)	3,900,000	800,800		300,000
Net asset value	$53.52	$33.15		$41.91
Investments in securities, at cost	172,671,329	25,409,948		14,325,515
Repurchase agreements, at cost	2,481,103	4,330,127		112,764
Securities on loan, at value	6,504,748	4,389,416		109,405

See notes to financial statements.
68 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENTS OF OPERATIONS (Unaudited)	February 28, 2018
For the Period Ended February 28, 2018

	Guggenheim BRIC ETF (EEB )	Guggenheim Defensive Equity ETF (DEF )	Guggenheim Dow Jones Industrial Average Dividend ETF (DJD	)	Guggenheim Insider Sentiment ETF (NFO )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$601,420	$1,741,233	$186,916		$681,692
Income from securities lending	82,072	719	—		2,066
Total investment income	683,492	1,741,952	186,916		683,758
EXPENSES:
Management fees	227,987	459,217	19,546		184,441
Custodian fees	22,682	14,759	—		6,771
Professional fees	19,029	29,110	—		23,301
Licensing fees	18,239	—	—		22,133
Administration fees	12,539	25,252	—		10,144
Printing fees	7,957	9,339	—		4,245
Trustees’ fees and expenses**	5,182	6,445	—		4,965
Listing fees	2,500	2,500	—		2,500
Intraday valuation fees	1,991	1,520	—		1,991
Insurance	715	1,015	—		677
Other expenses	241	469	—		138
Total expenses	319,062	549,626	19,546		261,306
Less:
Expenses waived by advisor	(27,239)	(2,184)	—		(39,977)
Net expenses	291,823	547,442	19,546		221,329
Net investment income	391,669	1,194,510	167,370		462,429
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(7,631,866)	(1,171,800)	21,416		(188,159)
In-kind transactions	2,753,848	9,599,070	365,798		8,070,664
Foreign currency transactions	765	—	—		—
Net realized gain (loss)	(4,877,253)	8,427,270	387,214		7,882,505
Net change in unrealized appreciation (depreciation) on:
Investments	15,024,234	7,853,329	691,037		(998,825)
Net realized and unrealized gain	10,146,981	16,280,599	1,078,251		6,883,680
Net increase in net assets resulting from operations	$10,538,650	$17,475,109	$1,245,621		$7,346,109
* Foreign taxes withheld	$53,338	$464	$—		$—
** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 69

STATEMENTS OF OPERATIONS (Unaudited) continued	February 28, 2018
For the Period Ended February 28, 2018

	Guggenheim Mid-Cap Core ETF (CZA )	Guggenheim Multi-Asset Income ETF (CVY )	Guggenheim Raymond James SB-1 Equity ETF (RYJ	)
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,171,953	$7,106,489	$1,053,755
Income from securities lending	22,720	146,610	255,744
Total investment income	2,194,673	7,253,099	1,309,499
EXPENSES:
Management fees	584,604	835,273	710,693
Custodian fees	19,447	29,725	—
Professional fees	25,336	29,440	—
Licensing fees	162,984	238,185	—
Administration fees	30,823	40,849	—
Printing fees	10,062	14,907	—
Trustees’ fees and expenses**	6,998	8,603	—
Listing fees	2,500	2,500	—
Intraday valuation fees	1,448	1,991	—
Insurance	995	1,709	—
Other expenses	434	617	—
Total expenses	845,631	1,203,799	710,693
Less:
Expenses waived by advisor	(85,646)	(117,943)	—
Net expenses	759,985	1,085,856	710,693
Net investment income	1,434,688	6,167,243	598,806
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	36,931	300,387	(4,116,877)
In-kind transactions	16,356,631	15,009,499	15,264,503
Net realized gain	16,393,562	15,309,886	11,147,626
Net change in unrealized appreciation (depreciation) on:
Investments	(3,948,935)	(2,694,236)	4,972,235
Net realized and unrealized gain	12,444,627	12,615,650	16,119,861
Net increase in net assets resulting from operations	$13,879,315	$18,782,893	$16,718,667
* Foreign taxes withheld	$6,921	$115,210	$745
** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
70 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENTS OF OPERATIONS (Unaudited) continued	February 28, 2018
For the Period Ended February 28, 2018

	Guggenheim S&P Spin-Off ETF (CSD	)	Wilshire Micro-Cap ETF (WMCR )	Wilshire US REIT ETF (WREI )
INVESTMENT INCOME:
Dividends	$1,040,943		$186,529	$267,725
Income from securities lending	17,414		190,134	678
Total investment income	1,058,357		376,663	268,403
EXPENSES:
Management fees	513,092		69,497	28,753
Licensing fees	51,309		—	—
Administration fees	27,934		—	—
Professional fees	21,410		—	—
Custodian fees	16,646		—	—
Printing fees	12,670		—	—
Trustees’ fees and expenses*	6,753		—	—
Intraday valuation fees	2,534		—	—
Listing fees	2,500		—	—
Insurance	1,115		—	—
Other expenses	425		—	—
Total expenses	656,388		69,497	28,753
Net investment income	401,969		307,166	239,650
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	546,435		(667,257)	3,937
In-kind transactions	12,526,074		2,535,754	581,706
Foreign currency transactions	—		(2)	—
Net realized gain	13,072,509		1,868,495	585,643
Net change in unrealized appreciation (depreciation) on:
Investments	4,391,887		230,318	(2,323,810)
Net realized and unrealized gain (loss)	17,464,396		2,098,813	(1,738,167)
Net increase (decrease) in net assets resulting from operations	$17,866,365		$2,405,979	$(1,498,517)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 71

STATEMENTS OF CHANGES IN NET ASSETS	February 28, 2018

	Guggenheim BRIC ETF (EEB)		Guggenheim Defensive Equity ETF (DEF)
	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$391,669	$1,338,868	$1,194,510	$2,842,533
Net realized gain (loss) on investments	(4,877,253)	(10,451,107)	8,427,270	19,884,507
Net change in unrealized appreciation (depreciation) on investments	15,024,234	28,431,956	7,853,329	(1,670,450)
Net increase in net assets resulting from operations	10,538,650	19,319,717	17,475,109	21,056,590
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,588,508)	(1,048,634)	(3,071,115)	(3,644,250)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	5,697,745	4,620,024	61,746,685	152,073,274
Cost of shares redeemed	(7,792,825)	(10,941,555)	(68,965,310)	(162,354,612)
Net decrease in net assets resulting from shareholder transactions	(2,095,080)	(6,321,531)	(7,218,625)	(10,281,338)
Net increase in net assets	6,855,062	11,949,552	7,185,369	7,131,002

NET ASSETS:
Beginning of period	86,429,189	74,479,637	175,171,411	168,040,409
End of period	$93,284,251	$86,429,189	$182,356,780	$175,171,411
Undistributed net investment income at end of period	$144,559	$1,341,398	$403,273	$2,279,878
CHANGES IN SHARES OUTSTANDING:
Shares sold	150,000	150,000	1,350,000	3,800,000
Shares redeemed	(200,000)	(350,000)	(1,500,000)	(4,050,000)
Net decrease in shares	(50,000)	(200,000)	(150,000)	(250,000)

See notes to financial statements.
72 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2018

	Guggenheim Dow Jones Industrial Average Dividend ETF (DJD)		Guggenheim Insider Sentiment ETF (NFO)
	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$167,370	$216,986	$462,429	$846,653
Net realized gain on investments	387,214	742,195	7,882,505	8,611,615
Net change in unrealized appreciation (depreciation) on investments	691,037	314,764	(998,825)	1,141,424
Net increase in net assets resulting from operations	1,245,621	1,273,945	7,346,109	10,599,692
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(132,240)	(179,295)	(1,099,212)	(1,266,043)
Capital gains	(31,760)	—	—	—
Total distributions to shareholders	(164,000)	(179,295)	(1,099,212)	(1,266,043)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	9,937,781	17,361,187	36,234,228	69,469,888
Cost of shares redeemed	(1,583,161)	(10,335,307)	(42,573,320)	(84,658,617)
Net increase (decrease) in net assets resulting from shareholder transactions	8,354,620	7,025,880	(6,339,092)	(15,188,729)
Net increase (decrease) in net assets	9,436,241	8,120,530	(92,195)	(5,855,080)

NET ASSETS:
Beginning of period	10,875,216	2,754,686	72,127,783	77,982,863
End of period	$20,311,457	$10,875,216	$72,035,588	$72,127,783
Undistributed net investment income at end of period	$87,297	$52,167	$28,154	$664,937
CHANGES IN SHARES OUTSTANDING:
Shares sold	300,000	600,000	600,000	1,350,000
Shares redeemed	(50,000)	(350,000)	(700,000)	(1,650,000)
Net increase (decrease) in shares	250,000	250,000	(100,000)	(300,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 73

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2018

	Guggenheim Mid-Cap Core ETF (CZA)
	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,434,688	$2,340,703
Net realized gain on investments	16,393,562	19,406,979
Net change in unrealized appreciation (depreciation) on investments	(3,948,935)	6,190,483
Net increase in net assets resulting from operations	13,879,315	27,938,165
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,665,110)	(2,792,900)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	142,273,003	192,593,073
Cost of shares redeemed	(106,943,279)	(157,554,788)
Net increase in net assets resulting from shareholder transactions	35,329,724	35,038,285
Net increase in net assets	46,543,929	60,183,550

NET ASSETS:
Beginning of period	203,284,010	143,100,460
End of period	$249,827,939	$203,284,010
Undistributed net investment income at end of period	$2,265,676	$3,496,098
CHANGES IN SHARES OUTSTANDING:
Shares sold	2,200,000	3,400,000
Shares redeemed	(1,650,000)	(2,800,000)
Net increase in shares	550,000	600,000

See notes to financial statements.
74 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2018

	Guggenheim Multi-Asset Income ETF (CVY)		Guggenheim Raymond James SB-1 Equity ETF (RYJ)
	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,167,243	$15,348,687	$598,806	$564,317
Net realized gain on investments	15,309,886	28,526,178	11,147,626	24,322,348
Net change in unrealized appreciation (depreciation) on investments	(2,694,236)	(879,948)	4,972,235	(6,053,102)
Net increase in net assets resulting from operations	18,782,893	42,994,917	16,718,667	18,833,563
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(6,856,454)	(11,665,472)	—	(2,566,671)
Return of capital	—	(5,893,641)	—	(331,196)
Total distributions to shareholders	(6,856,454)	(17,559,113)	—	(2,897,867)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	53,472,880	200,977,596	28,416,479	68,210,447
Cost of shares redeemed	(110,882,347)	(307,926,999)	(45,357,576)	(79,129,012)
Net decrease in net assets resulting from shareholder transactions	(57,409,467)	(106,949,403)	(16,941,097)	(10,918,565)
Net increase (decrease) in net assets	(45,483,028)	(81,513,599)	(222,430)	5,017,131

NET ASSETS:
Beginning of period	346,144,305	427,657,904	185,801,406	180,784,275
End of period	$300,661,277	$346,144,305	$185,578,976	$185,801,406
Undistributed (distributions in excess of) net investment income at end of period	$(689,309)	$(98)	$944,993	$346,187
CHANGES IN SHARES OUTSTANDING:
Shares sold	2,450,000	9,800,000	650,000	1,750,000
Shares redeemed	(5,050,000)	(15,050,000)	(1,050,000)	(2,050,000)
Net decrease in shares	(2,600,000)	(5,250,000)	(400,000)	(300,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 75

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2018

	Guggenheim S&P Spin-Off ETF (CSD)		Wilshire Micro-Cap ETF (WMCR)
	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$401,969	$1,750,605	$307,166	$535,451
Net realized gain on investments	13,072,509	21,344,035	1,868,495	1,924,996
Net change in unrealized appreciation (depreciation) on investments	4,391,887	11,070,738	230,318	1,803,135
Net increase in net assets resulting from operations	17,866,365	34,165,378	2,405,979	4,263,582
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,275,345)	(3,264,300)	(546,306)	(449,860)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	38,572,413	47,467,855	3,194,540	2,995,765
Cost of shares redeemed	(41,646,595)	(99,479,219)	(6,546,808)	(3,016,979)
Net decrease in net assets resulting from shareholder transactions	(3,074,182)	(52,011,364)	(3,352,268)	(21,214)
Net increase (decrease) in net assets	13,516,838	(21,110,286)	(1,492,595)	3,792,508

NET ASSETS:
Beginning of period	195,208,320	216,318,606	28,040,955	24,248,447
End of period	$208,725,158	$195,208,320	$26,548,360	$28,040,955
Undistributed (distributions in excess of) net investment income at end of period	$(198,399)	$674,977	$86,498	$325,638
CHANGES IN SHARES OUTSTANDING:
Shares sold	750,000	1,050,000	100,000	100,000
Shares redeemed	(800,000)	(2,200,000)	(200,000)	(100,000)
Net decrease in shares	(50,000)	(1,150,000)	(100,000)	—

See notes to financial statements.
76 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2018

	Wilshire US REIT ETF (WREI)
	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$239,650	$517,581
Net realized gain on investments	585,643	1,730,194
Net change in unrealized appreciation (depreciation) on investments	(2,323,810)	(2,775,574)
Net decrease in net assets resulting from operations	(1,498,517)	(527,799)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(335,775)	(617,370)
Capital gains	(16,360)	(199,305)
Total distributions to shareholders	(352,135)	(816,675)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	9,532,773
Cost of shares redeemed	(6,852,143)	(9,519,183)
Net increase (decrease) in net assets resulting from shareholder transactions	(6,852,143)	13,590
Net decrease in net assets	(8,702,795)	(1,330,884)

NET ASSETS:
Beginning of period	21,274,708	22,605,592
End of period	$12,571,913	$21,274,708
Undistributed (distributions in excess of) net investment income at end of period	$(96,125)	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	200,000
Shares redeemed	(150,000)	(200,000)
Net decrease in shares	(150,000)	—

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 77

FINANCIAL HIGHLIGHTS	February 28, 2018

EEB Guggenheim BRIC ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$36.00		$28.64	$24.97	$37.98	$31.99	$33.86
Income from investment operations:
Net investment income(a)	0.16		0.53	0.36	0.56	0.75	0.76
Net gain (loss) on investments (realized and unrealized)	4.16		7.24	3.79	(12.54)	6.10	(1.68)
Total from investment operations	4.32		7.77	4.15	(11.98)	6.85	(0.92)
Less distributions from:
Net investment income	(0.64)		(0.41)	(0.48)	(1.03)	(0.86)	(0.95)
Total distributions to shareholders	(0.64)		(0.41)	(0.48)	(1.03)	(0.86)	(0.95)
Net asset value, end of period	$39.68		$36.00	$28.64	$24.97	$37.98	$31.99
Market value, end of period	$39.50		$36.03	$28.54	$24.95	$37.84	$31.92
Total Return(b)
Net asset value	12.10%		27.49%	16.97%	(31.90%)	21.68%	(3.03%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$93,284		$86,429	$74,480	$86,177	$180,427	$212,774
Ratio to average net assets of:
Net investment income	0.86	%(e)	1.69%	1.41%	1.81%	2.17%	2.21%
Total expenses	0.70	%(e)	0.75%	0.78%	0.70%	0.66%	0.64%
Net expenses(c)	0.64	%(e)	0.64%	0.64%	0.64%	0.64%	0.64%
Portfolio turnover rate(d)	29%		41%	24%	24%	68%	12%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Net expense information reflects the expense ratio after expense waivers.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Annualized.

See notes to financial statements.
78 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2018

DEF Guggenheim Defensive Equity ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$43.25		$39.08	$35.61	$38.95	$32.42	$29.23
Income from investment operations:
Net investment income(a)	0.30		0.67	1.14	1.17	1.23	0.85
Net gain (loss) on investments (realized and unrealized)	3.97		4.35	3.48	(3.55)	6.09	3.09
Total from investment operations	4.27		5.02	4.62	(2.38)	7.32	3.94
Less distributions from:
Net investment income	(0.76)		(0.85)	(1.15)	(0.96)	(0.79)	(0.75)
Total distributions to shareholders	(0.76)		(0.85)	(1.15)	(0.96)	(0.79)	(0.75)
Net asset value, end of period	$46.76		$43.25	$39.08	$35.61	$38.95	$32.42
Market value, end of period	$46.79		$43.25	$39.00	$35.66	$38.97	$32.41
Total Return(b)
Net asset value	9.88%		13.08%	13.37%	(6.24%)	22.90%	13.81%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$182,357		$175,171	$168,040	$197,662	$200,607	$124,830
Ratio to average net assets of:
Net investment income	1.30	%(e)	1.67%	3.12%	3.07%	3.47%	2.69%
Total expenses	0.60	%(e)	0.63%	0.74%	0.72%	0.74%	0.78%
Net expenses(c)	0.60	%(e)	0.61%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(d)	69%		194%	92%	96%	87%	56%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Net expense information reflects the expense ratio after expense waivers.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 79

FINANCIAL HIGHLIGHTS continued	February 28, 2018

DJD Guggenheim Dow Jones Industrial Average Dividend ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Period Ended August 31, 2016(a)
Per Share Data:
Net asset value, beginning of period	$31.07		$27.55	$25.35
Income from investment operations:
Net investment income(b)	0.42		0.83	0.53
Net gain on investments (realized and unrealized)	2.79		3.55	2.05
Total from investment operations	3.21		4.38	2.58
Less distributions from:
Net investment income	(0.35)		(0.86)	(0.38)
Capital gains	(0.08)		—	—
Total distributions to shareholders	(0.43)		(0.86)	(0.38)
Net asset value, end of period	$33.85		$31.07	$27.55
Market value, end of period	$33.91		$31.10	$27.52
Total Return(c)
Net asset value	10.37%		16.13%	10.27%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$20,311		$10,875	$2,755
Ratio to average net assets of:
Net investment income	2.57	%(e)	2.80%	2.86%
Total expenses	0.30	%(e)	0.30%	0.30%
Net expenses	0.30	%(e)	0.30%	0.30%
Portfolio turnover rate(d)	8%		3%	0%

(a)	Since commencement of operations: December 16, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Annualized.

See notes to financial statements.
80 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2018

NFO Guggenheim Insider Sentiment ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$57.67		$50.29	$47.50	$49.25	$41.15	$34.05
Income from investment operations:
Net investment income(a)	0.38		0.61	0.69	0.55	0.56	0.64
Net gain (loss) on investments (realized and unrealized)	5.47		7.67	2.82	(1.72)	7.98	7.06
Total from investment operations	5.85		8.28	3.51	(1.17)	8.54	7.70
Less distributions from:
Net investment income	(0.92)		(0.90)	(0.72)	(0.58)	(0.44)	(0.60)
Total distributions to shareholders	(0.92)		(0.90)	(0.72)	(0.58)	(0.44)	(0.60)
Net asset value, end of period	$62.60		$57.67	$50.29	$47.50	$49.25	$41.15
Market value, end of period	$62.82		$57.51	$50.23	$47.52	$49.22	$41.09
Total Return(b)
Net asset value	10.16%		16.79%	7.51%	(2.40%)	20.80%	22.94%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$72,036		$72,128	$77,983	$123,547	$184,735	$131,700
Ratio to average net assets of:
Net investment income	1.25	%(e)	1.18%	1.47%	1.13%	1.21%	1.67%
Total expenses	0.71	%(e)	0.74%	0.76%	0.73%	0.74%	0.77%
Net expenses(c)	0.60	%(e)	0.61%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(d)	51%		189%	117%	112%	106%	45%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Net expense information reflects the expense ratios after expense waivers.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 81

FINANCIAL HIGHLIGHTS continued	February 28, 2018

CZA Guggenheim Mid-Cap Core ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$61.60		$53.00	$49.05	$49.97	$40.44	$32.67
Income from investment operations:
Net investment income(a)	0.39		0.81	0.87	0.50	0.41	0.72
Net gain (loss) on investments (realized and unrealized)	3.62		8.81	3.73	(1.05)	9.58	7.47
Total from investment operations	4.01		9.62	4.60	(0.55)	9.99	8.19
Less distributions from:
Net investment income	(0.72)		(1.02)	(0.65)	(0.37)	(0.46)	(0.42)
Total distributions to shareholders	(0.72)		(1.02)	(0.65)	(0.37)	(0.46)	(0.42)
Net asset value, end of period	$64.89		$61.60	$53.00	$49.05	$49.97	$40.44
Market value, end of period	$64.95		$61.67	$52.94	$49.09	$50.04	$40.48
Total Return(b)
Net asset value	6.50%		18.40%	9.53%	(1.11%)	24.81%	25.30%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$249,828		$203,284	$143,100	$149,597	$132,428	$88,977
Ratio to average net assets of:
Net investment income	1.23	%(e)	1.43%	1.78%	1.01%	0.89%	1.93%
Total expenses	0.72	%(e)	0.74%	0.74%	0.73%	0.73%	0.83%
Net expenses(c)	0.65	%(e)	0.65%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(d)	87%		181%	172%	164%	175%	53%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Net expense information reflects the expense ratio after expense waivers.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Annualized.

See notes to financial statements.
82 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2018

CVY Guggenheim Multi-Asset Income ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$21.11		$19.75	$19.92	$26.06	$23.34	$22.21
Income from investment operations:
Net investment income(a)	0.40		0.80	0.87	1.30	1.38	1.32
Net gain (loss) on investments (realized and unrealized)	0.72		1.46	(0.06)	(6.10)	2.57	1.11
Total from investment operations	1.12		2.26	0.81	(4.80)	3.95	2.43
Less distributions from:
Net investment income	(0.44)		(0.60)	(0.98)	(1.31)	(1.23)	(1.30)
Return of capital	—		(0.30)	—	(0.03)	—	—
Total distributions to shareholders	(0.44)		(0.90)	(0.98)	(1.34)	(1.23)	(1.30)
Net asset value, end of period	$21.79		$21.11	$19.75	$19.92	$26.06	$23.34
Market value, end of period	$21.76		$21.08	$19.74	$19.89	$26.05	$23.33
Total Return(b)
Net asset value	5.30%		11.73%	4.49%	(18.90%)	17.29%	11.20%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$300,661		$346,144	$427,658	$647,321	$1,485,282	$1,125,195
Ratio to average net assets of:
Net investment income	3.69	%(e)	3.93%	4.62%	5.68%	5.54%	5.67%
Total expenses	0.72	%(e)	0.72%	0.73%	0.71%	0.71%	0.72%
Net expenses(c)	0.65	%(e)	0.65%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(d)	91%		203%	228%	213%	180%	108%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Net expense information reflects the expense ratios after expense waivers.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 83

FINANCIAL HIGHLIGHTS continued	February 28, 2018

RYJ Guggenheim Raymond James SB-1 Equity ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$39.34		$35.99	$34.24	$35.26	$29.06	$22.60
Income from investment operations:
Net investment income(a)	0.13		0.12	0.29	0.21	0.12	0.20
Net gain (loss) on investments (realized and unrealized)	3.46		3.82	1.76	(1.14)	6.19	6.34
Total from investment operations	3.59		3.94	2.05	(0.93)	6.31	6.54
Less distributions from:
Net investment income	—		(0.52)	(0.30)	(0.09)	(0.11)	(0.08)
Return of capital	—		(0.07)	—	—	—	—
Total distributions to shareholders	—		(0.59)	(0.30)	(0.09)	(0.11)	(0.08)
Net asset value, end of period	$42.93		$39.34	$35.99	$34.24	$35.26	$29.06
Market value, end of period	$42.92		$39.32	$36.01	$34.19	$35.28	$29.08
Total Return(b)
Net asset value	9.12%		11.00%	6.08%	(2.64%)	21.75%	29.03%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$185,579		$185,801	$180,784	$240,495	$267,054	$148,866
Ratio to average net assets of:
Net investment income	0.63	%(d)	0.30%	0.87%	0.59%	0.36%	0.78%
Total expenses	0.75	%(d)	0.75%	0.75%	0.75%	0.76%	0.75%
Net expenses	0.75	%(d)	0.75%	0.75%	0.75%	0.76%	0.75%
Portfolio turnover rate(c)	43%		90%	118%	95%	114%	66%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
84 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2018

CSD Guggenheim S&P Spin-Off ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$49.42		$42.42	$40.90	$46.47	$37.96	$26.54
Income from investment operations:
Net investment income(a)	0.10		0.39	0.61	0.72	0.45	0.14
Net gain (loss) on investments (realized and unrealized)	4.31		7.31	1.91	(5.55)	8.15	11.36
Total from investment operations	4.41		7.70	2.52	(4.83)	8.60	11.50
Less distributions from:
Net investment income	(0.31)		(0.70)	(1.00)	(0.74)	(0.09)	(0.08)
Total distributions to shareholders	(0.31)		(0.70)	(1.00)	(0.74)	(0.09)	(0.08)
Net asset value, end of period	$53.52		$49.42	$42.42	$40.90	$46.47	$37.96
Market value, end of period	$53.39		$49.34	$42.42	$40.85	$46.46	$38.01
Total Return(b)
Net asset value	8.95%		18.39%	6.42%	(10.54%)	22.65%	43.41%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$208,725		$195,208	$216,319	$413,092	$615,693	$275,245
Ratio to average net assets of:
Net investment income	0.39	%(e)	0.86%	1.54%	1.57%	1.00%	0.41%
Total expenses	0.64	%(e)	0.64%	0.71%	0.71%	0.72%	0.78%
Net expenses(c)	0.64	%(e)	0.64%	0.65%	0.65%	0.66%	0.65%
Portfolio turnover rate(d)	14%		44%	116%	56%	81%	32%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Net expense information reflects the expense ratio after expense waivers.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 85

FINANCIAL HIGHLIGHTS continued	February 28, 2018

WMCR Wilshire Micro-Cap ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$31.13		$26.92	$26.59	$27.40	$23.38	$18.14
Income from investment operations:
Net investment income(a)	0.37		0.59	0.56	0.46	0.46	0.36
Net gain (loss) on investments (realized and unrealized)	2.33		4.12	0.20	(0.30)	3.89	5.09
Total from investment operations	2.70		4.71	0.76	0.16	4.35	5.45
Less distributions from:
Net investment income	(0.68)		(0.50)	(0.43)	(0.97)	(0.33)	(0.21)
Total distributions to shareholders	(0.68)		(0.50)	(0.43)	(0.97)	(0.33)	(0.21)
Net asset value, end of period	$33.15		$31.13	$26.92	$26.59	$27.40	$23.38
Market value, end of period	$33.05		$31.09	$26.96	$26.60	$27.31	$23.42
Total Return(b)
Net asset value	8.63%		17.57%	2.95%	0.57%	18.57%	30.32%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$26,548		$28,041	$24,248	$21,292	$41,117	$37,427
Ratio to average net assets of:
Net investment income	2.21	%(d)	2.00%	2.24%	1.67%	1.72%	1.71%
Total expenses	0.50	%(d)	0.50%	0.50%	0.50%	0.51%	0.50%
Net expenses	0.50	%(d)	0.50%	0.50%	0.50%	0.51%	0.50%
Portfolio turnover rate(c)	14%		48%	57%	30%	29%	27%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
86 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2018

WREI Wilshire US REIT ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$47.28		$50.23	$42.06	$42.69	$35.53	$36.65
Income from investment operations:
Net investment income(a)	0.62		1.08	1.82	1.50	1.34	1.19
Net gain (loss) on investments (realized and unrealized)	(5.16)		(2.29)	8.04	(0.79)	7.04	(1.27)
Total from investment operations	(4.54)		(1.21)	9.86	0.71	8.38	(0.08)
Less distributions from:
Net investment income	(0.79)		(1.30)	(1.56)	(1.19)	(1.21)	(0.88)
Capital gains	(0.04)		(0.44)	(0.13)	(0.15)	(0.01)	(0.16)
Total distributions to shareholders	(0.83)		(1.74)	(1.69)	(1.34)	(1.22)	(1.04)
Net asset value, end of period	$41.91		$47.28	$50.23	$42.06	$42.69	$35.53
Market value, end of period	$41.73		$46.53	$50.30	$42.08	$42.59	$35.69
Total Return(b)
Net asset value	(9.78%)		(2.36%)	23.85%	1.60%	24.08%	(0.30%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$12,572		$21,275	$22,606	$14,722	$19,211	$14,213
Ratio to average net assets of:
Net investment income	2.67	%(d)	2.30%	3.93%	3.36%	3.46%	3.17%
Total expenses	0.32	%(d)	0.32%	0.32%	0.32%	0.33%	0.32%
Net expenses	0.32	%(d)	0.32%	0.32%	0.32%	0.33%	0.32%
Portfolio turnover rate(c)	5%		10%	11%	11%	7%	12%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
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Note 1 – Organization and Significant Accounting Policies

Organization
 Claymore Exchange-Traded Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on May 24, 2006.

The following ten portfolios have a semi-annual reporting period ended on February 28, 2018:

Guggenheim BRIC ETF
Guggenheim Defensive Equity ETF
Guggenheim Dow Jones Industrial Average® Dividend ETF
Guggenheim Insider Sentiment ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim S&P Spin-Off ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim BRIC ETF	The BNY Mellon BRIC Select DR Index
Guggenheim Defensive Equity ETF	Guggenheim Defensive Equity Index
Guggenheim Dow Jones Industrial	Dow Jones Industrial Average®
Average® Dividend ETF	Yield Weighted Index
Guggenheim Insider Sentiment ETF	NASDAQ US Insider Sentiment Index
Guggenheim Mid-Cap Core ETF	Zacks Mid-Cap Core Index
Guggenheim Multi-Asset Income ETF	Zacks Multi-Asset Income Index
Guggenheim Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity Index
Guggenheim S&P Spin-Off ETF	S&P U.S. Spin-Off Index
Wilshire Micro-Cap ETF	Wilshire U.S. Micro-Cap IndexSM
Wilshire US REIT ETF	Wilshire U.S. Real Estate Investment Trust IndexSM

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GFIA and GFD are affiliated entities.

Significant Accounting Policies
The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

(a) Valuation of Investments
The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

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Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and GFIA are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Investments (“GI”) subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

(b) Repurchase Agreements
The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well capitalized and well-established financial institutions whose condition will be continually monitored by GFIA. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GFIA, liquidity or other considerations so warrant.

(c) Currency Translations
The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(d) Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes

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payable or deferred as of February 28, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(e) Investment Transactions and Investment Income
Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(f) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim BRIC ETF	Annual
Guggenheim Defensive Equity ETF	Annual
Guggenheim Dow Jones Industrial Average® Dividend ETF	Quarterly
Guggenheim Insider Sentiment ETF	Annual
Guggenheim Mid-Cap Core ETF	Annual
Guggenheim Multi-Asset Income ETF	Quarterly
Guggenheim Raymond James SB-1 Equity ETF	Annual
Guggenheim S&P Spin-Off ETF	Annual
Wilshire Micro-Cap ETF	Annual
Wilshire US REIT ETF	Quarterly

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

(g) Cash
The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.35% at February 28, 2018.

(h) Indemnifications
Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Securities Transactions
For the period ended February 28, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim BRIC ETF	$26,265,519	$27,388,729
Guggenheim Defensive Equity ETF	126,004,822	126,712,361
Guggenheim Dow Jones Industrial
Average® Dividend ETF	1,072,497	1,065,139
Guggenheim Insider Sentiment ETF	37,951,819	38,230,758
Guggenheim Mid-Cap Core ETF	203,351,845	203,223,367
Guggenheim Multi-Asset Income ETF	306,429,151	303,514,127
Guggenheim Raymond James SB-1 Equity ETF	82,396,372	81,372,086
Guggenheim S&P Spin-Off ETF	29,907,689	30,705,237
Wilshire Micro-Cap ETF	3,785,799	3,987,712
Wilshire US REIT ETF	959,048	987,327

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

For the period ended February 28, 2018, the Funds had investments transactions in-kind associated with subscriptions and redemptions as follows:

	Subscriptions	Redemptions
Guggenheim BRIC ETF	$5,692,648	$7,794,632
Guggenheim Defensive Equity ETF	60,916,101	68,935,136
Guggenheim Dow Jones Industrial
Average® Dividend ETF	9,858,720	1,587,822
Guggenheim Insider Sentiment ETF	36,188,686	42,602,080
Guggenheim Mid-Cap Core ETF	142,002,177	107,130,013
Guggenheim Multi-Asset Income ETF	52,400,229	110,626,075
Guggenheim Raymond James SB-1 Equity ETF	28,377,792	45,153,577
Guggenheim S&P Spin-Off ETF	38,523,664	41,599,800
Wilshire Micro-Cap ETF	3,180,864	6,534,897
Wilshire US REIT ETF	—	6,814,630

Note 3 – Investment Advisory Agreement and Other Agreements
Under the terms of an investment advisory contract, the Funds pay GFIA investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets )
Guggenheim BRIC ETF	0.50%
Guggenheim Defensive Equity ETF	0.50%
Guggenheim Insider Sentiment ETF	0.50%
Guggenheim Mid-Cap Core ETF	0.50%
Guggenheim Multi-Asset Income ETF	0.50%
Guggenheim S&P Spin-Off ETF	0.50%

Under the terms of an investment advisory contract, the Trust pays GFIA a unitary management fee for the services and facilities it provides. The unitary management fee is calculated at the annualized rates below, based on the average daily net assets of the Funds.

Unitary Management Fees
Fund	(as a % of Net Assets )
Guggenheim Dow Jones Industrial Average® Dividend ETF	0.30%
Guggenheim Raymond James SB-1 Equity ETF	0.75%
Wilshire Micro-Cap ETF	0.50%
Wilshire US REIT ETF	0.32%

Out of the unitary management fee, GFIA pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Guggenheim Partners Investment Management, LLC (“GPIM”) acts as the sub-adviser for Wilshire US REIT ETF. In this capacity, GPIM directs the purchases and sales of Wilshire US REIT ETF’s investment securities.

GFIA engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, licensing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets, exclusive of interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The limits are listed below:

Fund	Limit	Contract End Date
Guggenheim BRIC ETF	0.60%	12/31/20
Guggenheim Defensive Equity ETF	0.60%	12/31/20
Guggenheim Insider Sentiment ETF	0.60%	12/31/20
Guggenheim Mid-Cap Core ETF	0.60%	12/31/20
Guggenheim Multi-Asset Income ETF	0.60%	12/31/20
Guggenheim S&P Spin-Off ETF	0.60%	12/31/20

For the period ended February 28, 2018, GFIA waived management fees as follows:

Management
Fund	Fees Waived
Guggenheim BRIC ETF	$27,239
Guggenheim Defensive Equity ETF	2,184
Guggenheim Insider Sentiment ETF	39,977
Guggenheim Mid-Cap Core ETF	85,646
Guggenheim Multi-Asset Income ETF	117,943

Amounts owed to each Fund from GFIA are shown in the Statements of Assets and Liabilities. These receivables are settled on a periodic basis.

Certain trustees and officers of the Trust may also be officers, directors and/or employees of GFIA. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GFIA.

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Licensing Fee Agreements:
GFIA has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim BRIC ETF	The Bank of New York Mellon Corp.
Guggenheim Defensive Equity ETF	Accretive Asset Management, LLC
Guggenheim Dow Jones Industrial Average®
Dividend ETF	S&P Dow Jones Index Group
Guggenheim Insider Sentiment ETF	NASDAQ, Inc.
Guggenheim Mid-Cap Core ETF	Zacks Investment Research, Inc.
Guggenheim Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Raymond James SB-1 Equity ETF	Raymond James & Associates, Inc.
Guggenheim S&P Spin-Off ETF	Standard & Poor’s
Wilshire Micro-Cap ETF	Wilshire Associates, Inc.
Wilshire US REIT ETF	Wilshire Associates, Inc.

The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.

Accretive Asset Management, LLC is affiliated with GFIA and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Management has analyzed the Funds’ tax positions taken, or expected to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

At February 28, 2018, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss	)
Guggenheim BRIC ETF	$87,157,818	$20,730,626	$(8,889,830)	$11,840,796
Guggenheim Defensive Equity ETF	162,396,143	23,592,340	(4,341,795)	19,250,545
Guggenheim Dow Jones Industrial Average Dividend ETF	19,034,484	1,763,890	(634,904)	1,128,986
Guggenheim Insider Sentiment ETF	66,144,986	9,237,102	(2,870,570)	6,366,532
Guggenheim Mid-Cap Core ETF	242,836,357	17,877,260	(7,254,994)	10,622,266
Guggenheim Multi-Asset Income ETF	307,289,443	19,241,359	(15,657,471)	3,583,888
Guggenheim Raymond James SB-1 Equity ETF	179,641,309	21,607,471	(9,322,865)	12,284,606
Guggenheim S&P Spin-Off ETF	181,382,815	40,309,558	(10,545,406)	29,764,152
Wilshire Micro-Cap ETF	30,639,937	5,203,704	(5,024,277)	179,427
Wilshire US REIT ETF	14,635,373	197,278	(2,237,831)	(2,040,553)

Note 6 – Portfolio Securities Loaned
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent to earn additional income. The Funds receive cash collateral and/or high grade debt obligations valued at 102% of the market value of domestic securities on loan and 105% of foreign securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business on the preceding business day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The lending agent aggregates the available collateral in all the separately managed accounts to invest in short-term investments valued at amortized cost, which approximates market value. Each separately managed account is allocated a percentage of the aggregated repurchase agreement and the related collateral. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

Each Fund separately receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents, repurchase agreements, or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The securities lending income earned by the Funds are disclosed on the Statements of Operations.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 93

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

At February 28, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
	Value of
	Securities	Collateral	Net	Cash	Non-Cash	Total
Fund	Loaned	Received[a]	Amount	Collateral	Collateral	Collateral
Guggenheim BRIC ETF	$5,681,598	$(5,681,598)	$—	$5,873,894	$727,011	$6,600,905
Guggenheim Insider Sentiment ETF	1,411,808	(1,411,808)	—	693,747	792,707	1,486,454
Guggenheim Mid-Cap Core ETF	4,793,056	(4,793,056)	—	4,828,118	104,735	4,932,853
Guggenheim Multi-Asset Income ETF	11,368,569	(11,368,569)	—	11,802,402	181,475	11,983,877
Guggenheim Raymond James SB-1 Equity ETF	9,139,829	(9,139,829)	—	6,579,496	2,989,195	9,568,691
Guggenheim S&P Spin-Off ETF	6,504,748	(6,504,748)	—	2,481,103	4,436,808	6,917,911
Wilshire Micro-Cap ETF	4,389,416	(4,389,416)	—	4,330,127	387,736	4,717,863
Wilshire US REIT ETF	109,405	(109,405)	—	112,764	—	112,764

[a]	Actual collateral received by the Funds is greater than the amount shown due to over collateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

The following represents the aggregate collateral balances reinvested by the lending agent on behalf of the Funds with each counterparty for the repurchase agreements at February 28, 2018:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Citigroup Global Markets, Inc.
1.37%			Various U.S. Government obligations and
Due 03/01/18	$8,604,935	$8,605,263	U.S. Government agency securities	$25,292,194	$8,781,825
Daiwa Capital Markets America
1.37%			Various U.S. Government obligations and
Due 03/01/18	8,354,935	8,355,253	U.S. Government agency securities	20,750,039	8,526,553
RBC Dominion Securities, Inc.
1.35%			Various U.S. Government obligations and
Due 03/01/18	8,354,935	8,355,248	U.S. Government agency securities	37,307,314	8,526,826
HSBC Securities (USA), Inc.
1.37%			Various U.S. Government obligations and
Due 03/01/18	7,231,140	7,231,415	U.S. Government agency securities	15,810,806	7,380,605
Deutsche Bank Securities, Inc.
1.39%			Various U.S. Government obligations and
Due 03/01/18	2,475,400	2,475,497	U.S. Government agency securities	2,663,355	2,526,328
Credit Suisse Securities (USA), LLC
1.36%			Various U.S. Government obligations and
Due 03/01/18	1,123,795	1,123,837	U.S. Government agency securities	1,150,628	1,146,271
Merrill Lynch, Pierce, Fenner & Smith, Inc.
1.39%			Various U.S. Government obligations and
Due 03/01/18	250,000	250,010	U.S. Government agency securities	606,248	255,000
BNP Paribas Securities Corp.
1.35%			Various U.S. Government obligations and
Due 03/01/18	193,747	193,754	U.S. Government agency securities	241,895	197,622
Citibank
1.35%			Various U.S. Government obligations and
Due 03/01/18	112,764	112,768	U.S. Government agency securities	112,092	115,019

Each Fund’s exposure to each respective counterparty is identified in the Schedule of Investments. Under the terms of the agreement, each Fund participates in the earnings generated by each security it has exposure to on a pro rata basis.

94 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

Note 7 – Capital
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $5,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 8 – Subsequent Events
Invesco Ltd. (NYSE:IVZ) announced on April 9, 2018, that it had completed its previously announced acquisition of Guggenheim Investments’ exchange-traded funds (ETF) business (the “Transaction”). Effective as of the close of business on April 6, 2018, substantially all of the Guggenheim ETFs have been reorganized into corresponding newly created exchange-traded funds of Invesco’s PowerShares family of ETFs in a tax-free transaction. A small number of Guggenheim ETFs are still awaiting shareholder approval to reorganize into PowerShares ETFs, and will be reorganized when that approval is received.

Under the Investment Company Act of 1940, as amended, the closing of the Transaction resulted in the automatic termination of the investment advisory agreements between the Trust and Guggenheim Funds Investment Advisors, LLC (“GFIA”) (the “Advisory Agreements”), and the investment sub-advisory agreement between GFIA and Guggenheim Partners Investment Management, LLC with respect to the Wilshire US REIT ETF (the “Sub-Advisory Agreement”). Accordingly, on February 27-28, 2018, the Board, on behalf of the Funds, approved: (a) an interim investment advisory agreement between the Trust and GFIA (the “Interim Advisory Agreement”), and (b) an interim investment sub-advisory agreement between GFIA and Invesco PowerShares Capital Management LLC (the “Sub-Adviser”) (the “Interim Sub-Advisory Agreement”). A discussion regarding the Board’s consideration and approval of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement is included in this report.

The Interim Advisory Agreement will take effect as of April 6, 2018 (the “Effective Date”) and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date; (b) the approval of a new investment advisory agreement by the shareholders of a Fund; or (c) the closing of a reorganization with respect to a Fund. In addition, any advisory fees earned by GFIA pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Trust’s custodian during the term of the Interim Advisory Agreement. As consideration for GFIA’s services to each of the Guggenheim Raymond James SB-1 Equity ETF and Wilshire US REIT ETF, GFIA will receive from each of those Funds a fee equal to the Fund’s expenses paid by GFIA to the Fund’s service providers that are not affiliates of GFIA. GFIA will not receive a fee from the Guggenheim BRIC ETF, and the expenses of each of the Fund will continue to be subject to the Fund’s expense cap as set forth in the Expense Reimbursement Agreement dated August 16, 2006 between GFIA and the Trust. Other than the effective dates and the provisions set forth above regarding the advisory fees, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreements.

The Interim Sub-Advisory Agreement will also take effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date; (b) the approval of a new investment sub-advisory agreement by the shareholders of a Fund; or (c) the closing of a reorganization with respect to a Fund. Under the Interim Sub-Advisory Agreement, the Sub-Adviser will not receive a fee from GFIA for any of the applicable Funds. Other than the effective dates and the lack of a sub-advisory fee, the terms and conditions of the Interim Sub-Advisory Agreement are substantively identical to those of the Sub-Advisory Agreement.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 95

OTHER INFORMATION (Unaudited)	February 28, 2018

Federal Income Tax Information
In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

At a special meeting of shareholders held on February 16, 2018, the shareholders of the Funds voted on whether to approve the proposed Agreement and Plan of Reorganization that provides for the reorganization of each Fund into a corresponding, newly formed series of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares Exchange-Traded Self-Indexed Fund Trust, or PowerShares Actively Managed Exchange-Traded Fund Trust. A description of the number of shares voted is as follows:

Fund Name	# Of Shares Voted For	# Of Shares Voted Against	# Of Shares Voted Abstain
Guggenheim BulletShares 2018 Corporate Bond ETF	20,118,748	507,753	2,917,765
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	19,523,074	301,104	1,695,895
Guggenheim BulletShares 2019 Corporate Bond ETF	22,275,579	378,751	2,275,484
Guggenheim BulletShares 2020 Corporate Bond ETF	23,554,868	314,291	1,873,484
Guggenheim BulletShares 2022 Corporate Bond ETF	15,227,649	220,363	1,145,651
Guggenheim BulletShares 2023 Corporate Bond ETF	7,584,577	70,921	439,578
Guggenheim BulletShares 2023 High Yield Corporate Bond ETF	1,182,342	22,822	125,822
Guggenheim BulletShares 2024 Corporate Bond ETF	6,201,522	46,560	274,980
Guggenheim BulletShares 2024 High Yield Corporate Bond ETF	736,902	15,286	188,483
Guggenheim BulletShares 2025 Corporate Bond ETF	2,697,496	10,661	167,939
Guggenheim BulletShares 2026 Corporate Bond ETF	1,218,649	6,831	134,839

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

96 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)	February 28, 2018

Trustees
The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at guggenheiminvestments.com or by calling 800.820.0888.

The Trustees of the Trust and their principal business occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	95	Current: Trustee, Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2014	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	92	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	92	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	92	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen LLP (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	92	Former: GP Natural Resource Partners, LLC (2002-2017); Peabody Energy Company (2003-2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	97	Current: PPM Funds (February 2018-present); Edward- Elmhurst Healthcare System (2012-present). Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	92	Current: Robert J. Dole Institute of Politics (2016-present); Stormont- Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University (1999-present).

					Former: Topeka Community Foundation (2009-2014).

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 97

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) continued	February 28, 2018

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued:
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	94	Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present). Former: Bennett Group of Funds (2011-2013).
Interested Trustee:
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018 present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	165	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is duly elected and qualified.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Adviser and/or the parent of the Investment Adviser.

98 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) continued	February 28, 2018

Officers
The Officers of the Trust, who are not Trustees, and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers:
Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018- present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present). AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley (1972)	Assistant Treasurer	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith D. Kemp (1960)	Assistant Treasurer	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investments Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).
Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) continued	February 28, 2018

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers continued:
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004- 2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran (1989)	Assistant Treasurer	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

100 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE-TRADED FUND TRUST	February 28, 2018

Oversight of the management and affairs of Claymore Exchange-Traded Fund Trust and Claymore Exchange Traded Fund Trust 2 (each, a “Trust” and together, the “Trusts”) is the responsibility of the Boards of Trustees of the Trusts (together, the “Claymore Board,” with the members of the Claymore Board referred to individually as the “Trustees”). (Each series of the Trusts is referred to as a “Claymore Fund” and collectively, the “Claymore Funds.”)

At the joint meeting of the Claymore Board held on February 27-28, 2018 (the “February Board Meeting”), the Claymore Board considered the approval of the interim investment advisory arrangements described below for each Claymore Fund for which shareholders of such Claymore Fund did not approve the reorganization into a corresponding newly formed “shell” series (a “PowerShares Fund” and collectively, the “PowerShares Funds”) of the PowerShares by Invesco family of funds (the “Reorganization”) by the time of closing of the transaction (the “Transaction”) between Guggenheim Capital LLC and Invesco Ltd. (Such Claymore Funds, which are identified below, are referred to herein as the “Remaining Funds” or each, a “Remaining Fund.”)

In particular, the Claymore Board considered the approval of: (i) Guggenheim Funds Investment Advisors, LLC (“GFIA”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), as interim investment adviser for the Remaining Funds pursuant to Interim Investment Advisory Agreements with each Trust (the “Interim Guggenheim Agreements”); and (ii) Invesco PowerShares Capital Management LLC (“IPCM”), an indirect, wholly-owned subsidiary of Invesco Ltd. (together with IPCM, “Invesco”), as interim sub-adviser for the Remaining Funds, pursuant to Interim Investment Sub-Advisory Agreements between IPCM and GFIA with respect to each Trust (the “Interim Invesco Agreements”). (The Interim Invesco Agreements and Interim Guggenheim Agreements may be referred to herein together as the “Interim Agreements”.)

The Claymore Board took into account that the Interim Agreements would not take effect until the closing of the Transaction, which was anticipated to occur in late March or early April, 2018 (the “Closing”).

In connection with the Transaction, at a meeting of the Claymore Board held on November 15, 2017 (the “November Board Meeting”), the Claymore Board approved proposals relating to the Reorganization, including the approval of an Agreement and Plan of Reorganization (the “Plan”). (The factors considered by the Claymore Board in approving the Plan are described in the combined Proxy Statement and Prospectus filed with the Securities and Exchange Commission on January 8, 2018.) At the November Board Meeting, the Claymore Board also determined to recommend that shareholders of the Claymore Funds approve the Plan at a special joint meeting of shareholders of each of the Claymore Funds.

In connection with the Closing of the Transaction, certain personnel responsible for the portfolio management of the Remaining Funds will terminate their association with Guggenheim Investments, which refers to the global asset management and investment advisory division of Guggenheim Partners, and will become associated with Invesco. In order to provide uninterrupted portfolio management services to the Remaining Funds, Guggenheim Investments and Invesco recommended that the Remaining Funds enter into the Interim Agreements.

In conjunction with the February Board Meeting, the Trustees who are not “interested person[s],” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trusts (collectively, the “Independent Trustees”), met separately from management to consider the approval of the Interim Agreements with respect to each of the Remaining Funds. As part of its review process, the Independent Trustees were represented by independent legal counsel (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Independent Trustees various factors relevant to the consideration of the Interim Agreements and the legal responsibilities of the Trustees related to such consideration and assisted the Independent Trustees in their deliberations.

In determining whether to approve the Interim Agreements for each Remaining Fund, the Independent Trustees considered that as a part of the Claymore Board’s 2017 annual contract review (“Contract Review”) process the Claymore Board had requested and received extensive information and presentations that supported its decision to renew the current investment advisory agreements with GFIA, and that at subsequent Board meetings the Claymore Board was provided ongoing information about Guggenheim Investments and the services provided to the Remaining Funds. In addition, the Independent Trustees requested and received certain “bring-down” information from GFIA. The Independent Trustees also considered the information and presentations received in connection with their review of the Reorganization for each Remaining Fund (“Reorganization Diligence”). In addition, the Independent Trustees received, in response to supplemental requests, additional information to supplement the information previously provided by Invesco.

The Claymore Board considered the information received as a part of Contract Review and Reorganization Diligence and the supplemental information received from GFIA and Invesco as well as its accumulated experience in governing the Remaining Funds, and weighed the factors and standards discussed with Independent Legal Counsel. The Claymore Board also made inquiries into all matters it deemed appropriate for purposes of evaluating the proposed Interim Agreements. The Claymore Board reviewed and analyzed various factors it deemed relevant, including the factors discussed below, among others, none of which by itself was considered dispositive.

With respect to each Remaining Fund, the Claymore Board concluded that each of the applicable Interim Agreements is in the best interests of the Remaining Fund and that the scope and quality of services to be provided will be at least equivalent to the scope and quality of services provided under the existing agreements. The determinations were made on the basis of the business judgment of the Claymore Board after consideration of all of the factors taken as a whole, though individual members of the Claymore Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 101

APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE-TRADED FUND TRUST continued	February 28, 2018

•	Continuation of Advisory Services. The Claymore Board considered that the Interim Agreements would allow the Remaining Funds to continue to receive uninterrupted portfolio management services from a continuing portfolio management team during the interim period while the Remaining Funds are soliciting votes for the approval of Reorganization or until the Claymore Board determines to take other action with respect to the Remaining Funds. The Claymore Board also considered Guggenheim’s recommendation that the structure of the interim investment advisory arrangements, including the service of Invesco as interim investment sub-adviser, was in the best interests of the Remaining Funds.

•	The Duration of the Interim Agreements. The Claymore Board considered that the applicable Interim Agreement was for a limited term and would terminate upon the earlier of: (a) 150 calendar days after its effective date and (b) the approval of the Reorganization by shareholders of the Remaining Fund (such period, the “Interim Period”). In addition, the Interim Agreement can be terminated by a Remaining Fund at any time upon 10 days’ notice.

•	Compliance with Rule 15a-4. The Claymore Board took into account the terms of the Interim Agreements, as well as the representations received that the Interim Agreements comply with the requirements of Rule 15a-4 under the 1940 Act, which allow a fund to put in place an interim agreement without a shareholder vote in certain circumstances.

•	Reputation, Financial Strength and Resources of GFIA and Invesco. The Claymore Board considered the comprehensive information provided, including (a) GFIA’s experience in managing the Remaining Funds, (b) Invesco’s decade long commitment to the ETF category with significant investments and market success and Invesco’s client outcome philosophy combined with the firm’s breadth of investment capabilities, and (c) the resources of GFIA and Invesco, respectively, to support the services to be provided under the Interim Agreements. The Claymore Board also took into account the assessment performed by Guggenheim of Invesco’s capabilities and Guggenheim’s belief that Invesco has sufficient resources to provide the services required under the Interim Invesco Agreements.

•	Nature, Extent and Quality of Services to Be Provided to the Remaining Funds. The Claymore Board considered the capabilities of GFIA to provide the services under the Interim Guggenheim Agreements following the Closing, including the personnel who would oversee the sub-advisory activities. The Claymore Board also took into consideration that the Remaining Funds would remain on the Guggenheim platform and have the same officers and infrastructure for overseeing the funds, including the same Chief Compliance Officer and risk management personnel. The Claymore Board also considered the responsibilities under the Interim Guggenheim Agreements that would be delegated to Invesco, and the capability of Invesco to fulfill those duties. As a part of that consideration the Claymore Board considered the previously provided materials that addressed Invesco’s risk oversight, legal, compliance and governance functions, Invesco’s “tone at the top,” and Invesco’s compliance policies and procedures and risk programs, including policies and procedures designed to minimize conflicts of interest among any of the self-indexed funds and affiliated accounts. The Claymore Board also considered the steps taken by Guggenheim and Invesco to coordinate activities during the term of the Interim Agreements to ensure the uninterrupted provision of services to the Remaining Funds following the Closing. In addition, the Claymore Board took into account the assessment by the Claymore Funds’ Chief Compliance Officer that Invesco’s compliance program appears to be reasonably designed to prevent, detect and correct violations of the federal securities laws.

•	Self-Indexing Capabilities of Invesco. With respect to each Remaining Fund that is self-indexed, the Claymore Board considered information previously provided with respect to the resources and capabilities of Invesco Indexing, a wholly-owned subsidiary of Invesco, which will support the operation of the Remaining Funds that are self-indexed.

•	Management Fees and Compensation to be Paid under the Interim Agreements. With respect to the management fees and sub-advisory fees for the Remaining Funds under the Interim Agreements, the Claymore Board considered that the compensation to be received under the Interim Guggenheim Agreements is no greater than the compensation that would have been received under the current Advisory Agreements with GFIA, which had most recently been approved as a part of the 2017 Contract Review. In particular, the Claymore Board noted that, as to each of the Remaining Funds subject to a unitary fee, GFIA would receive a fee equal to the Remaining Fund’s expenses paid by GFIA to the Fund’s service providers that are not affiliates of GFIA and that GFIA would not receive a fee from the Remaining Funds that are not subject to a unitary fee. With respect to the latter group of Remaining Funds, the Claymore Board also noted that the expenses of each such Remaining Fund would continue to be subject to such Remaining Fund’s expense cap for the duration of the applicable Interim Agreements. In addition, the Claymore Board noted that no sub-advisory fees would be paid by GFIA to IPCM. The Claymore Board determined that, as to each Interim Agreement, taking into account all relevant factors, the fees were reasonable.

102 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE-TRADED FUND TRUST continued	February 28, 2018

Remaining Funds:

Claymore Exchange-Traded Fund Trust:
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

Guggenheim BRIC ETF (EEB)

Guggenheim Raymond James SB-1 Equity ETF (RYJ)

Wilshire US REIT ETF (WREI)

Claymore Exchange-Traded Fund Trust 2:
Guggenheim Canadian Energy Income ETF (ENY)

Guggenheim China Small Cap ETF (HAO)

Guggenheim China Technology ETF (CQQQ)

Guggenheim S&P High Income Infrastructure ETF (GHII)

Guggenheim Solar ETF (TAN)

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 103

TRUST INFORMATION	February 28, 2018

Board of Trustees Randall C. Barnes Donald A. Chubb, Jr. Jerry B. Farley Roman Friedrich III Robert B. Karn III Amy J. Lee* Ronald A. Nyberg Maynard F. Oliverius Ronald E. Toupin, Jr., Chairman

Principal Executive Officers
Brian E. Binder
President and Chief
Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds
Investment Advisors, LLC
Chicago, IL

Investment Sub-Adviser
(for Wilshire US
REIT ETF)
Guggenheim Partners
Investment
Management, LLC
Santa Monica, CA

Distributor
Guggenheim Funds
Distributors, LLC
Chicago, IL

Administrator
MUFG Investor
Services (US), LLC
Rockville, MD

Accounting Agent,
Custodian and
Transfer Agent
The Bank of New York
Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
New York, NY

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Tysons, VA

*

Trustee is an “interested
person” (as defined in
section 2(a)(19) of the 1940
Act) (“Interested Trustee”)
of the Trust because of her
position as Senior Vice
President and Secretary of
Guggenheim Funds
Investment Advisors, LLC
and Vice President, General
Counsel and Secretary of
the Distributor.

104 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)	February 28, 2018

Our Commitment to You
When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You
In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information
As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties.

In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions
We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means you are already opted out.

How We Protect Privacy Online
Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 105

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) continued	February 28, 2018

Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800)345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments’ website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments’ website at guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

106 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

This Page Intentionally Left Blank.

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $305 billion in total assets as of December 31, 2017. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of Guggenheim Defensive Equity ETF, Guggenheim Dow Jones Industrial Average® Dividend ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Raymond James SB-1 Equity ETF, Wilshire Micro-Cap ETF, Guggenheim Insider Sentiment ETF, Guggenheim Multi-Asset Income ETF, Guggenheim S&P Spin-Off ETF and Wilshire US REIT ETF’s portfolios are Michael P. Byrum, CFA, James R. King, CFA, and Adrian Bachman, CFA. The portfolio managers who are currently responsible for the day-to-day management of Guggenheim BRIC ETF’s portfolio are Michael P. Byrum, CFA, James R. King, CFA and Cindy Gao. Mr. Byrum is a Senior Managing Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim Investments in 1993. Mr. Byrum holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Managing Director and Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is a Vice President of Guggenheim Investments and joined Guggenheim Investments in December of 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago. Mr. Bachman is a Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim in August of 2014. Mr. Bachman has a bachelor’s degree in finance and international business from the University of Maryland, College Park and has earned the Chartered Financial Analyst designation.

Claymore Exchange-Traded Fund Trust Overview
The Claymore Exchange-Traded Fund Trust (the “Trust”) is an investment company complex currently consisting of 30 separate exchange-traded funds as of February 28, 2018. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.

This material must be preceded or accompanied by a prospectus for the Fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(04/18)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

ETF-001-SAR-0218

Item 2.  Code of Ethics.
 Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.
Item 13.  Exhibits.
(a)(1)  Not applicable.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-
(a)(3)   Not Applicable.
(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Claymore Exchange-Traded Fund Trust
By:           /s/ Brian E. Binder
Name:      Brian E. Binder
Title:         President and Chief Executive Officer
Date:         5/7/2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:           /s/ Brian E. Binder
Name:      Brian E. Binder
Title:        President and Chief Executive Officer Date:
Date:         5/7/2018
By:           /s/ John L. Sullivan
Name:      John L. Sullivan
Title:        Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:        5/7/2018